As filed with the Securities and Exchange Commission on May 1, 1998
                                         Registration Nos. 2-93538 and 811-4116

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933       [X]
         Pre-Effective Amendment No. _____                    [ ]
         Post-Effective Amendment No. 46                      [X]

REGISTRATION STATEMENT UNDER
         THE INVESTMENT COMPANY ACT OF 1940                   [X]
         Amendment No. 47                                     [X]

                               ZWEIG SERIES TRUST
               (Exact Name of Registrant as Specified in Charter)
                   900 Third Avenue, New York, New York 10022
               (Address of Principal Executive Offices) (Zip code)
       Registrant's Telephone Number, including Area Code: (212) 635-9800

                           EUGENE J. GLASER, President
                              Zweig/Glaser Advisers
                                900 Third Avenue
                            New York, New York 10022
                     (Name and Address of Agent for Service)

                                    Copy to:
                             PAUL S. SCHREIBER, Esq.
                               Shearman & Sterling
                              599 Lexington Avenue
                            New York, New York 10022

Approximate Date of Proposed Public Offering: Effective date of this Post-Effective Amendment.
         It is proposed that this filing will become effective on May 1, 1998, immediately after filing pursuant to paragraph (b) of Rule 485 under the Securities Act of 1933, as amended.

                       DECLARATION PURSUANT TO RULE 24f-2
         Pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended, the Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933, as amended. A Rule 24f-2 Notice for the Registrant's fiscal year ended December 31, 1997 was filed on March 25, 1998.

                               ZWEIG SERIES TRUST

                                    CONTENTS

This Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A consists of the following:

1.       Facing Sheet

2.       Contents

3.       Cross-Reference Sheet

4. Part A - Prospectus for all shares of Zweig Series Trust other than Class M shares of Zweig Government Cash Fund

5. Part B - Statement of Additional Information for all shares of Zweig Series Trust other than Class M shares of Zweig Government Cash Fund

6.       Part C - Other Information

7.       Signature Sheet

8.       Exhibits



                               ZWEIG SERIES TRUST

         Cross-Reference Sheet pursuant to Rule 495(a) for all shares of
                            Zweig Foreign Equity Fund


Form N-1A
=============================================== ==================================================================
Item No.                                        Location
=============================================== ==================================================================
Part A - Prospectus
=============================================== ==================================================================
1.     Cover Page                               Cover Page
=============================================== ==================================================================
2.     Synopsis                                 Fee Table;
                                                Annual Fund Operating Expense
=============================================== ==================================================================
3.     Condensed Financial Information          Not Applicable
=============================================== ==================================================================
4.     General Description of Registrant        Our Investment Style;
                                                Investment Objectives;
                                                Organization of the Funds;
                                                How We Select Stocks;
                                                How We Select Bonds and Manage Interest Rate Risk;
                                                Other Securities;
                                                Other Investment Policies;
                                                Risk Factors
=============================================== ==================================================================
5.     Management of the Registrant             The Manager and Management Fee;
                                                Outside Cover;
                                                Dr. Martin E. Zweig;
                                                The Portfolio Managers;
                                                Brokerage Transactions
=============================================== ==================================================================
5A.    Management's Discussion of Fund          Performance Information
       Performance
=============================================== ==================================================================
6.     Capital Stock and Other Securities       Organization of the Funds;
                                                Choosing Among Classes When Purchasing Shares;
                                                How to Sell Your Zweig Mutual Fund Shares;
                                                Application; Cover;
                                                Distributions and Taxes
=============================================== ==================================================================




=============================================== ==================================================================
Item No.                                        Location
=============================================== ==================================================================
7.     Purchase of Securities Being Offered     The Distributor;
                                                Cover;
                                                Net Asset Value;
                                                Choosing Among Classes When Purchasing Shares;
                                                How to Invest in the Zweig Mutual Fund;
                                                Operating Expenses
=============================================== ==================================================================
8.     Redemption or Repurchase                 How to Sell Your Zweig Mutual Fund Shares;
                                                Exchange Privilege;
                                                Choosing Among Classes When Purchasing Shares
=============================================== ==================================================================
9.     Legal Proceedings                        Not Applicable
==================================================================================================================
Part B - Statement of Additional Information
=============================================== ==================================================================
10.    Cover Page                               Cover Page
=============================================== ==================================================================
11.    Table of Contents                        Table of Contents
=============================================== ==================================================================
12.    General Information and History          Not Applicable
=============================================== ==================================================================
13.    Investment Objectives and Policies       Investment Objectives and Policies;
                                                Investment Restrictions
=============================================== ==================================================================
14.    Management of the Fund                   Trustees and Officers of the Trust
=============================================== ==================================================================
15.    Control Persons and Principal Holders    Trustees and Officers of the Trust
       of Securities
=============================================== ==================================================================
16.    Investment Advisory and Other Services   Investment Management and Other Services;
                                                Trustees and Officers of the Trust
=============================================== ==================================================================
17.    Brokerage Allocation and Other           Portfolio Transactions and Brokerage
Practices
=============================================== ==================================================================
18.    Capital Stock and Other Securities       Purchase and Redemption of Shares
=============================================== ==================================================================
19.    Purchase, Redemption and Pricing of      Purchase and Redemption of Shares;
       Securities Being Offered                 Reinstatement Privilege;
                                                Exchange Privilege;
                                                Retirement Plans;
                                                Net Asset Value and Taxes
=============================================== ==================================================================
20.    Tax Status                               Net Asset Value and Taxes
=============================================== ==================================================================



=============================================== ==================================================================
Item No.                                        Location
=============================================== ==================================================================
21.    Underwriters                             Investment Management and Other Services
=============================================== ==================================================================
22.    Calculation of Performance Data          Yield and Performance Information
=============================================== ==================================================================
23.    Financial Statements                     Financial Statements
=============================================== ==================================================================

Zweig
Series Trust                                     PROSPECTUS
                                                  .
                                                  .
                                                  .      Zweig Strategy Fund
                                                  .
                                                  .    Zweig Appreciation Fund
                                                  .
                                                  .   Zweig Growth & Income Fund
               May 1, 1998(left arrow). . . . . . .
                                                         Zweig Managed Assets

                                                      Zweig Foreign Equity Fund

                                                        Zweig Government Fund

                                                      Zweig Government Cash Fund


There are seven Zweig Mutual Funds. Together they make up the Zweig Series Trust. Each has its own investment policies designed to help you achieve your financial goals.

The Zweig approach is based on the belief that successful investing requires skill both in making money during bull markets and in limiting losses during major market declines. We designed our mutual funds for investors who seek to balance the need for long-term capital appreciation with the need to limit the risks associated with investing in stocks.

The funds are:
o Zweig Strategy Fund -- the Zweig approach to investing in mid-sized and large-company stocks
o Zweig Appreciation Fund -- the Zweig approach to investing in small-company stocks
o Zweig Growth & Income Fund -- the Zweig approach to investing in growth stocks and high dividend stocks
o Zweig Managed Assets -- the Zweig approach to investing in domestic and foreign stocks and bonds
o Zweig Foreign Equity Fund -- the Zweig approach to investing in foreign stocks
o Zweig Government Fund -- monthly income from U.S. Government and agency securities

o Zweig Government Cash Fund (formerly named Zweig Cash Fund) -- daily income from short-term U.S. Government and agency securities


This prospectus will help you learn more about our funds. Please read it carefully before you invest, and keep it for future reference.

Call your financial advisor or write us at 900 Third Avenue, New York, NY 10022-4728, or call 1-800-272-2700 for more information.

Shares of the Zweig Mutual Funds are not deposits or obligations of, or guaranteed, endorsed or insured by, any entity or person, including the U.S. Government and the Federal Deposit Insurance Corporation. There can be no assurance that the Zweig Government Cash Fund will be able to maintain a stable net asset value of $1.00 a share.


Our Statement of Additional Information (SAI) dated May 1, 1998, as may be amended from time to time, includes more information about the funds' policies and procedures. It has been filed with the Securities and Exchange Commission and is incorporated by reference into this Prospectus. The Commission maintains a World Wide Web site at http://www.sec.gov that contains the SAI and other information regarding the Trust.



THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FEE TABLE
     Mutual fund investors bear two types of expenses: transaction expenses and operating expenses. You pay transaction expenses when you buy shares in a fund. The fund as a whole pays operating expenses, which reduce the fund's annual return to you.


     The table below is based on operating expenses for the last fiscal year. The table does not represent future expense levels, which may be greater or less than those shown. Federal regulations require the examples to assume a 5% annual return, but actual annual returns have varied as shown in the column headed "Total Return" in the table on the following page.



                                                                                       Class        Class        Class        Class
Shareholder Transaction Expenses                                                         A            B            C            I
                                                                                       -----        -----        -----        -----
 Maximum Initial Sales Charge on purchases
   (as % of Offering Price)
     Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Growth & Income Fund
       and Zweig Managed Assets.................................................       5.50%         None         None         None
     Zweig Government Fund......................................................       4.75%         None         None         None
     Zweig Government Cash Fund.................................................        None         None         None         None
 Maximum Government Contingent Deferred Sales Charge (CDSC)
   (as % of redemption proceeds)................................................        None*       5.00%**      1.25%***      None


---------------

 * A 1% CDSC is imposed on redemptions within 18 months of purchases of $1 million or more originally purchased without an initial sales charge as described under "Quantity Discounts on Class A Shares," except for shares of Zweig Government Cash Fund.


 ** The maximum CDSC is imposed on Class B Shares redeemed in the first year;
    thereafter, the CDSC declines (See "Class B Shares").

*** The CDSC on Class C Shares applies only if redemption occurs in the first year.

                                                                                          Example: You would pay the
                                                                                          following expenses on a$1,000
                                                                                          investment assuming (a.) 5%
                                                      Annual Fund                         annual return and (b.)
                                                   Operating Expenses                     redemption at the end of each
                                              (As % of average net assets)                time period:
----------------------------------------------------------------------------------------------------------------------------
                                                                            Total Fund
                                    Management        12b-1      Other      Operating      1        3        5       10
Fund                                   Fees          Fees(2)    Expenses     Expenses     Year    Years    Years    Years
----------------------------------------------------------------------------------------------------------------------------
Class A Shares
Zweig Strategy Fund............         0.75%          0.30%       0.19%        1.24%     $67     $ 92     $119     $197
Zweig Appreciation Fund........         1.00           0.30        0.22         1.52       70      100      133      226
Zweig Growth & Income Fund.....         0.75           0.30        0.95         2.00       74      114      157      275
Zweig Managed Assets...........         1.00           0.30        0.29         1.59       70      102      137      234
Zweig Foreign Equity Fund(4)...          -0-*          0.30        1.50*        1.80*      72      109      N/A      N/A
Zweig Government Fund..........         0.60           0.30        0.46         1.36       61       89      118      203
Zweig Government Cash
  Fund(1)......................          -0-*          0.30        0.35*        0.65*       7       21       36       81
Class B Shares
Zweig Strategy Fund............         0.75           1.00        0.19         1.94       70       91      125      200(3)
Zweig Appreciation Fund........         1.00           1.00        0.22         2.22       73       99      139      230(3)
Zweig Growth & Income Fund.....         0.75           1.00        0.93         2.70       77      114      165      285(3)
Zweig Managed Assets...........         1.00           1.00        0.29         2.29       73      102      143      237(3)
Zweig Foreign Equity Fund(4)...          -0-*          1.00        1.50*        2.50*      75      108      N/A      N/A
Zweig Government Fund..........         0.60           1.00        0.46         2.06       71       95      131      213(3)
Class C Shares
Zweig Strategy Fund............         0.75           1.00        0.19         1.94       32       61      105      226
Zweig Appreciation Fund........         1.00           1.00        0.22         2.22       35       69      119      255
Zweig Growth & Income Fund.....         0.75           1.00        0.95         2.70       40       84      145      311
Zweig Managed Assets...........         1.00           1.00        0.29         2.29       36       72      123      263
Zweig Foreign Equity Fund(4)...          -0-*          1.00        1.50*        2.50*      38       78      N/A      N/A
Zweig Government Fund..........         0.60           0.75        0.46         1.81       31       57       98      213
Zweig Government Cash
  Fund(1)......................          -0-*          0.30        0.35*        0.65*      19       21       36       81
Class I Shares
Zweig Strategy Fund............         0.75             --        0.19         0.94       10       30       52      115
Zweig Appreciation Fund........         1.00             --        0.22         1.22       12       39       67      148
Zweig Growth & Income Fund.....         0.75             --        0.95         1.70       17       54       92      201
Zweig Managed Assets...........         1.00             --        0.29         1.29       13       41       71      156
Zweig Foreign Equity Fund(4)...          -0-*          1.00        1.50*        1.50*      15       47      N/A      N/A
Zweig Government Fund..........         0.60             --        0.46         1.06       11       34       58      129
Zweig Government Cash
  Fund(1)......................         0.03*            --        0.32*        0.35*       4       11       20       44

                                    Example: You would pay the
                                    following expenses on a $1,000
                                    investment assuming (a.) 5%
                                    annual return and (b.) no
                                    redemption:
                                    --------------------------------------
                                        1         3        5       10
                                       Year     Years    Years    Years
Class A Shares
Zweig Strategy Fund............        $67      $ 92     $119     $197
Zweig Appreciation Fund........         70       100      133      226
Zweig Growth & Income Fund.....         74       114      157      275
Zweig Managed Assets...........         70       102      137      234
Zweig Foreign Equity Fund(4)...         72       109      N/A      N/A
Zweig Government Fund..........         61        89      118      203
Zweig Government Cash
  Fund(1)......................          7        21       36       81
Class B Shares
Zweig Strategy Fund............         20        61      105      200(3)
Zweig Appreciation Fund........         23        69      119      230(3)
Zweig Growth & Income Fund.....         27        84      145      285(3)
Zweig Managed Assets...........         23        72      123      237(3)
Zweig Foreign Equity Fund(4)...         25        78      N/A      N/A
Zweig Government Fund..........         21        65      111      213(3)
Class C Shares
Zweig Strategy Fund............         20        61      105      226
Zweig Appreciation Fund........         23        69      119      255
Zweig Growth & Income Fund.....         27        84      145      311
Zweig Managed Assets...........         23        72      123      263
Zweig Foreign Equity Fund(4)...         25        78      N/A      N/A
Zweig Government Fund..........         18        57       98      213
Zweig Government Cash
  Fund(1)......................          7        21       36       81
Class I Shares
Zweig Strategy Fund............         10        30       52      115
Zweig Appreciation Fund........         12        39       67      148
Zweig Growth & Income Fund.....         17        54       92      201
Zweig Managed Assets...........         13        41       71      156
Zweig Foreign Equity Fund(4)...         15        47      N/A      N/A
Zweig Government Fund..........         11        34       58      129
Zweig Government Cash
  Fund(1)......................          4        11       20       44


 *  After expense reimbursement

(1) The manager has voluntarily undertaken to limit the expenses of Zweig Government Cash Fund (exclusive of taxes, interest, brokerage commissions, 12b-1 fees and extraordinary expenses) until April 30, 1999 to 0.35% of its average net assets. The Management Fees noted above, without reimbursement, would be 0.50% for each Class, Other Expenses would be 0.94% for Class A Shares 5.99% for Class B Shares, 0.85% for Class C Shares, and as shown for Class I Shares; and Total Fund Operating Expenses would be 1.74% for Class A Shares, 7.49% for Class B Shares, 1.65% for Class C Shares and 0.82% for Class I Shares.

(2) The 12b-1 Fees include a 0.25% Service Fee, which is paid to financial services firms, including National Association of Securities Dealers, Inc. ("NASD") member firms (commencing one year after purchase with respect to Class B and Class C Shares) for continuous personal service by such firms to investors in the Trust, such as responding to shareholder inquiries, quoting net asset values, providing current marketing materials and attending to other shareholder matters. The distributor retains all or a portion of the asset-based sales charge also included in the 12b-1 Fees; the remainder is paid to brokers for promoting sales of the Trust's shares. The NASD limits asset based sales charges to 6.25% of new sales, plus interest. Long-term shareholders may pay more than the economic equivalent of the maximum front-end sales charges permitted by the NASD.
(3) Class B Shares automatically convert to Class A Shares after seven years (see Class B Share Conversion Feature), accordingly, years eight through ten reflect expenses of the Class A Shares.

(4) The manager has voluntarily undertaken to limit the expenses of Zweig Foreign Equity Fund (exclusive of taxes, interest, brokerage commissions, 12b-1 fees and extraordinary expenses) until April 30, 1999 to 1.50% of its average net assets. The Management Fees noted above, without reimbursement, would be 1.00% for each Class, Other Expenses would be 2.61% for each Class, and Total Fund Operating Expenses would be 3.91% for Class A Shares, 4.61% for Class B and Class C Shares, and 3.61% for Class I Shares.

Some Things You Should Know About Our Funds
     Our funds are designed for investors who intend to invest for the long term, not for investors who intend to liquidate their investment after a short period of time.

     There are risks associated with investing in the funds, including the possible loss of capital. See "Risk Factors."

     Each fund offers four classes of shares. Before you decide to purchase a fund, you should determine which class is right for you. More information about the classes of shares appears under the heading Choosing Among Classes When Purchasing Shares.

     Zweig/Glaser Advisers is the investment manager of the funds. Zweig Securities Corp. is the principal distributor of the funds' shares.

FINANCIAL HIGHLIGHTS
     The information presented below is for the fiscal year or period ended December 31 for each of the years indicated.


     Coopers & Lybrand L.L.P., the funds' independent accountants, has audited this information. Their report for each of the last five years is included in the 1997 Annual Report of the Trust which is available upon request and is incorporated by reference into the Statement of Additional Information (SAI).


                                          Net                                       Distribu-
                                        Realized                                      tions         Total        Net
          Net Asset                       and                        Dividends      from Net      Dividends     Asset
            Value          Net         Unrealized     Total from      from Net      Realized         and        Value       ***
Year      Beginning     Investment       Gains        Investment     Investment      Capital      Distribu-     End of     Total
ended      of Year        Income        (Losses)      Operations       Income         Gains         tions        Year      Return
-----     ---------     ----------     ----------     ----------     ----------     ---------     ---------     ------     ------
 Zweig Strategy Fund Class A(1)
1997       $ 15.01        $ 0.20         $ 2.49         $ 2.69         $(0.19)       $ (1 74)      $ (1.93)     $15.77     18.07%
1996         14.51          0.20           1.68           1.88          (0.20)         (1.18)        (1.38)      15.01     13.00
1995         12.36          0.27           2.80           3.07          (0.37)         (0.55)        (0.92)      14.51     25.12
1994         12.52          0.24          (0.10)          0.14          (0.20)         (0.10)        (0.30)      12.36      1.14
1993         13.60          0.13           1.72           1.85          (0.12)         (2.81)        (2.93)      12.52     14.97
1992         13.03          0.17           0.80           0.97          (0.21)         (0.19)        (0.40)      13.60      7.61
1991         10.81          0.21           2.27           2.48          (0.26)         --            (0.26)      13.03     23.34
1990         11.36          0.42          (0.67)         (0.25)         (0.30)         --            (0.30)      10.81     (2.16)
1989         11.34         --              0.02           0.02          --             --            --          11.36      0.18
 Zweig Strategy Fund Class B(6)
1997         15.07          0.07           2.53           2.60          (0.07)         (1.74)        (1.81)      15.86     17.33
1996         15.12          0.06           1.13           1.19          (0.06)         (1.18)        (1.24)      15.07      7.88**
 Zweig Strategy Fund Class C(3)
1997         15.04          0.07           2.52           2.59          (0.08)         (1.74)        (1.82)      15.81     17.30
1996         14.56          0.11           1.66           1.77          (0.11)         (1.18)        (1.29)      15.04     12.19
1995         12.35          0.16           2.82           2.98          (0.22)         (0.55)        (0.77)      14.56     24.26
1994         12.51          0.15          (0.10)          0.05          (0.11)         (0.10)        (0.21)      12.35      0.41
1993         13.61          0.05           1.71           1.76          (0.05)         (2.81)        (2.86)      12.51     14.18
1992         12.89          0.08           0.69           0.77          (0.05)         --            (0.05)      13.61      6.00
 Zweig Strategy Fund Class I(7)
1997         15.07          0.23           2.54           2.77          (0.23)         (1.74)        (1.97)      15.87     18.52
1996         15.42          0.04           0.83           0.87          (0.04)         (1.18)        (1.22)      15.07      5.68**
 Zweig Appreciation Fund Class A(2)
1997         15.90          0.10           3.67           3.77          (0.09)         (1.31)        (1.40)      18.27     23.83
1996         15.91          0.17           2.25           2.42          (0.17)         (2.26)        (2.43)      15.90     15.39
1995         13.54          0.16           3.05           3.21          (0.33)         (0.51)        (0.84)      15.91     24.00
1994         14.33          0.16          (0.43)         (0.27)         (0.06)         (0.46)        (0.52)      13.54     (1.83)
1993         13.10          0.07           1.83           1.90          (0.06)         (0.61)        (0.67)      14.33     14.65
1992         12.03          0.06           1.07           1.13          (0.03)         (0.03)        (0.06)      13.10      9.52
1991         11.34          0.03           0.66           0.69          --             --            --          12.03      6.08
 Zweig Appreciation Fund Class B(6)
1997         15.82         (0.02)          3.64           3.62          --             (1.31)        (1.31)      18.13     22.97
1996         16.34          0.03           1.74           1.77          (0.03)         (2.26)        (2.29)      15.82     11.01**
 Zweig Appreciation Fund Class C(3)
1997         15.79         (0.02)          3.64           3.62          --             (1.31)        (1.31)      18.10     23.01
1996         15.83          0.06           2.22           2.28          (0.06)         (2.26)        (2.32)      15.79     14.54
1995         13.36          0.06           3.03           3.09          (0.11)         (0.51)        (0.62)      15.83     23.20
1994         14.19          0.06          (0.43)         (0.37)         --             (0.46)        (0.46)      13.36     (2.55)
1993         13.01         (0.01)          1.80           1.79          --             (0.61)        (0.61)      14.19     13.84
1992         12.33         (0.02)          0.70           0.68          --             --            --          13.01      5.52

                       Ratios to Average         Average
                          Net Assets            Commission
                    -----------------------     per Share
                                     (13)           on
                       Net         Portfolio    Portfolio        Net Assets
Year                Investment     Turnover       Trans-        End of Year
ended  Expenses       Income         Rate        actions       (in thousands)
-----  --------     ----------     --------     ----------     --------------
 Zweig Strategy Fund Class A(1)
1997     1.24%          1.20%         126%       $ 0.0303         $565,721
1996     1.28           1.27          181          0.0302          581,149
1995     1.27           1.92           95          0.0290          558,286
1994     1.40           1.90           70             N/A          424,805
1993     1.43           1.00          359             N/A          405,884
1992     1.63           1.32          249             N/A          358,318
1991     1.58           1.79          179             N/A          367,343
1990     1.67           3.89          105             N/A          298,734
1989      N/A            N/A          N/A             N/A          333,391
 Zweig Strategy Fund Class B(6)
1997     1.94           0.19          126          0.0303           76,820
1996     1.98*          0.57*         181          0.0302           42,317
 Zweig Strategy Fund Class C(3)
1997     1.94           0.50          126          0.0303          591,512
1996     1.98           0.57          181          0.0302          621,334
1995     1.97           1.22           95          0.0290          530,300
1994     2.10           1.20           70             N/A          307,011
1993     2.13           0.30          359             N/A          188,631
1992     2.43*          0.40*         249             N/A           64,697
 Zweig Strategy Class I(7)
1997     0.94           1.50          126          0.0303            1,070
1996     0.98*          1.57*         181          0.0302              903
 Zweig Appreciation Fund Class A(2)
1997     1.52           0.61           77          0.0305          293,809
1996     1.62           1.03           88          0.0293          275,935
1995     1.63           1.10           68          0.0340          272,590
1994     1.70           1.09           97             N/A          213,400
1993     1.73           0.52           69             N/A          230,230
1992     1.96           0.49           61             N/A          200,656
1991     2.19*          1.27*           8             N/A          157,948
 Zweig Appreciation Fund Class B(6)
1997     2.22          (0.13)          77          0.0305           22,122
1996     2.32*          0.33*          88          0.0293            8,350
 Zweig Appreciation Fund Class C(3)
1997     2.22          (0.09)          77          0.0305          248,584
1996     2.32           0.33           88          0.0293          218,714
1995     2.33           0.40           68          0.0340          195,204
1994     2.40           0.39           97             N/A          139,397
1993     2.43          (0.18)          69             N/A          105,957
1992     2.80*         (0.32)*         61             N/A           42,089

                                          Net                                       Distribu-
                                        Realized                                      tions         Total        Net
          Net Asset                       and                        Dividends      from Net      Dividends     Asset
            Value          Net         Unrealized     Total from      from Net      Realized         and        Value       ***
Year      Beginning     Investment       Gains        Investment     Investment      Capital      Distribu-     End of     Total
ended      of Year        Income        (Losses)      Operations       Income         Gains         tions        Year      Return
-----     ---------     ----------     ----------     ----------     ----------     ---------     ---------     ------     ------
 Zweig Appreciation Fund Class I(7)
1997       $ 16.04        $ 0.15         $ 3.71         $ 3.86         $(0.13)       $ (1.31)      $ (1.44)     $18.46     24.17%
1996         17.28          0.04           1.02           1.06          (0.04)         (2.26)        (2.30)      16.04      6.30**
 Zweig Managed Assets Class A(4)
1997         12.75          0.13           1.83           1.96          --             (1.99)        (1.99)      12.72     15.47
1996         12.48          0.35           0.86           1.21          (0.45)         (0.49)        (0.94)      12.75      9.80
1995         11.76          0.47           1.40           1.87          (0.75)         (0.40)        (1.15)      12.48     16.26
1994         12.38          0.33          (0.69)         (0.36)         (0.26)         --            (0.26)      11.76     (2.93)
1993         11.34          0.22           1.13           1.35          (0.14)         (0.17)        (0.31)      12.38     11.98**
 Zweig Managed Assets Class B(6)
1997         12.90          0.04           1.84           1.88          --             (1.99)        (1.99)      12.79     14.67
1996         12.43          0.13           1.00           1.13          (0.17)         (0.49)        (0.66)      12.90      9.11**
 Zweig Managed Assets Class C(4)
1997         12.76          0.04           1.82           1.86          --             (1.99)        (1.99)      12.63     14.67
1996         12.49          0.27           0.85           1.12          (0.36)         (0.49)        (0.85)      12.76      9.03
1995         11.73          0.38           1.40           1.78          (0.62)         (0.40)        (1.02)      12.49     15.44
1994         12.36          0.23          (0.68)         (0.45)         (0.18)         --            (0.18)      11.73     (3.66)
1993         11.34          0.15           1.13           1.28          (0.09)         (0.17)        (0.26)      12.36     11.34**
 Zweig Managed Assets Class I(7)
1997         12.99          0.09           1.96           2.05          --             (1.99)        (1.99)      13.05     15.88
1996         13.02          0.05           0.45           0.50          (0.04)         (0.49)        (0.53)      12.99      3.83**
 Zweig Growth & Income Fund Class A(8)
1997(11)     11.37          0.24           2.36           2.60          (0.24)         --            (0.24)      13.73     23.12
1996(12)     11.34          0.01           0.03           0.04          (0.01)         --            (0.01)      11.37      0.39**
 Zweig Growth & Income Fund Class B(8)
1997(11)     11.37          0.16           2.36           2.52          (0.16)         --            (0.16)      13.73     22.29
1996(12)     11.34          0.01           0.03           0.04          (0.01)         --            (0.01)      11.37      0.33**
 Zweig Growth & Income Fund Class C(8)
1997(11)     11.38          0.17           2.33           2.50          (0.17)         --            (0.17)      13.71     22.15
1996(12)     11.34          0.01           0.04           0.05          (0.01)         --            (0.01)      11.38      0.42**
 Zweig Growth & Income Fund Class I(8)
1997(11)     11.37          0.24           2.40           2.64          (0.24)         --            (0.24)      13.77     23.42
1996(12)     11.34          0.02           0.03           0.05          (0.02)         --            (0.02)      11.37      0.41**
 Zweig Foreign Equity Fund Class A(10)
1997(13)     11.34          0.01           0.11           0.12          (0.01)         --            (0.01)      11.45      1.09**
 Zweig Foreign Equity Fund Class B(10)
1997(13)     11.34          0.01           0.11           0.12          (0.01)         --            (0.01)      11.45      1.03**
 Zweig Foreign Equity Fund Class C(10)
1997(13)     11.34          0.01           0.11           0.12          (0.01)         --            (0.01)      11.45      1.03**
 Zweign Foreign Equity Fund Class I(10)
1997(13)     11.34          0.02           0.12           0.14          (0.02)         --            (0.02)      11.46      1.22**
 Zweig Government Fund Class A
1997          9.81          0.52           0.28           0.80          (0.52)         --            (0.52)      10.09      8.42
1996(14)     10.39          0.53          (0.58)         (0.05)         (0.53)         --            (0.53)       9.81     (0.42)
1995+         9.63          0.52           0.77           1.29          (0.53)         --            (0.53)      10.39     13.84
1994         10.43          0.50          (0.79)         (0.29)         (0.51)         --            (0.51)       9.63     (2.83)
1993         10.01          0.55           0.46           1.01          (0.59)         --            (0.59)      10.43     10.35
1992         10.21          0.65          (0.22)          0.43          (0.63)         --            (0.63)      10.01      4.51
1991          9.60          0.68           0.62           1.30          (0.69)         --            (0.69)      10.21     14.35
1990          9.75          0.70          (0.15)          0.55          (0.70)         --            (0.70)       9.60      6.09
1989          9.29          0.66           0.46           1.12          (0.66)         --            (0.66)       9.75     12.46
1988          9.54          0.68          (0.25)          0.43          (0.68)         --            (0.68)       9.29      4.63
 Zweig Government Fund Class B(6)
1997          9.86          0.46           0.26           0.72          (0.43)         --            (0.43)      10.15      7.55
1996(14)      9.76          0.29           0.11           0.40          (0.30)         --            (0.30)       9.86      4.16**
 Zweig Government Fund Class C(3)
1997          9381          0.48           0.27           0.75          (0.48)         --            (0.48)      10.08      7.86
1996(14)     10.38          0.49          (0.58)         (0.09)         (0.48)                       (0.48)       9.81     (0.82)
1995+         9.62          0.48           0.76           1.24          (0.48)         --            (0.48)      10.38     13.27
1994         10.40          0.46          (0.79)         (0.33)         (0.45)         --            (0.45)       9.62     (3.18)
1993         10.02          0.52           0.41           0.93          (0.55)         --            (0.55)      10.40      9.48
1992          9.86          0.52           0.09           0.61          (0.45)         --            (0.45)      10.02      6.31
 Zweig Government Fund Class I(9)
1997          9.88          0.26           0.23           0.49          (0.26)         --            (0.26)      10.11      5.01**
 Zweig Government Cash Fund Class A(5)
1997(15)      1.00          0.05          --              0.05          (0.05)         --            (0.05)       1.00      4.97
1996(16)      1.00          0.05          --              0.05          (0.05)         --            (0.05)       1.00      4.83
1995(17)      1.00          0.05          --              0.05          (0.05)         --            (0.05)       1.00      5.08
1994          1.00          0.03          --              0.03          (0.03)         --            (0.03)       1.00      2.55**

                       Ratios to Average         Average
                          Net Assets            Commission
                    -----------------------     per Share
                                     (13)           on
                       Net         Portfolio    Portfolio        Net Assets
Year                Investment     Turnover       Trans-        End of Year
ended  Expenses       Income         Rate        actions       (in thousands)
-----  --------     ----------     --------     ----------     --------------
 Zweig Appreciation Fund Class I(7)
1997     1.22%          0.90%          77%       $ 0.0305         $  2,735
1996     1.32*          1.33*          88          0.0293            2,202
 Zweig Managed Assets Class A(4)
1997     1.59           2.40          168          0.0262          110,908
1996     1.64           2.64          187          0.0231          114,837
1995     1.59           3.69          239          0.0314          141,110
1994     1.68           2.70          299             N/A          154,441
1993     1.67*          1.93*         196             N/A          121,620
 Zweig Managed Assets Class B(6)
1997     2.29           1.70          168          0.0262           18,117
1996     2.34*          1.94*         187          0.0231            6,339
 Zweig Managed Assets Class C(4)
1997     2.29           1.70          168          0.0262          407,625
1996     2.34           1.94          187          0.0231          426,194
1995     2.29           2.99          239          0.0314          527,432
1994     2.38           2.00          299             N/A          570,710
1993     2.37*          1.23*         196             N/A          429,088
 Zweig Managed Assets Class I(7)
1997     1.29           2.70          168          0.0262            2,645
1996     1.34*          2.94*         187          0.0231            2,893
 Zweig Growth & Income Fund Class A(8)
1997     1.30           2.26          120          0.0307            6,836
1996     1.30*          1.47*           2          0.0260            2,508
 Zweig Growth & Income Fund Class B(8)
1997     2.00           1.56          120          0.0307           11,920
1996     2.00*          0.77*           2          0.0260            2,693
 Zweig Growth & Income Fund Class C(8)
1997     2.00           1.56          120          0.0307           13,525
1996     2.00*          0.77*           2          0.0260            4,509
 Zweig Growth & Income Fund Class I(8)
1997     1.00           2.56          120          0.0307            1,686
1996     1.00*          1.77*           2          0.0260              101
 Zweig Foreign Equity Fund Class A(10)
1997     1.80*          1.20*          64*         0.0336              414
 Zweig Foreign Equity Fund Class B(10)
1997     2.50*          0.50*          64*         0.0336              713
 Zweig Foreign Equity Fund Class C(10)
1997     2.50*          0.50*          64*         0.0336            1,177
 Zweig Foreign Equity Fund Class I(10)
1997     1.50*          1.50*          64*         0.0336            1,012
 Zweig Government Fund Class A
1997     1.36           5.26          128             N/A           28,062
1996     1.14           5.25          170             N/A           33,848
1995     1.26           5.22          195             N/A           42,207
1994     1.28           5.07          191             N/A           47,622
1993     1.30           5.46          256             N/A           60,207
1992     1.30           6.58          200             N/A           70,062
1991     1.42           7.10          361             N/A           83,859
1990     1.44           7.44          263             N/A          102,209
1989     1.88           7.04          445             N/A          119,742
1988     1.91           7.27           24             N/A          203,999
 Zweig Government Fund Class B(6)
1997     2.06           4.56          128             N/A            1,215
1996     1.84*          4.55*         170             N/A              513
 Zweig Government Fund Class C(3)
1997     1.81           4.81          128             N/A           10,199
1996     1.59           4.80          170             N/A           14,330
1995     1.71           4.77          195             N/A           19,778
1994     1.73           4.62          191             N/A           22,599
1993     1.75           5.01          256             N/A           21,301
1992     1.81*          5.93*         200             N/A            9,210
 Zweig Government Fund Class I(9)
1997     1.06*          5.56*         128             N/A            1,050
 Zweig Government Cash Fund Class A(5)
1997     0.65           4.85          N/A             N/A            2,472
1996     0.65           4.73          N/A             N/A            3,360
1995     0.87           4.97          N/A             N/A            3,661
1994     0.62**         2.52**        N/A             N/A            4,303

                                          Net                                       Distribu-
                                        Realized                                      tions         Total        Net
          Net Asset                       and                        Dividends      from Net      Dividends     Asset
            Value          Net         Unrealized     Total from      from Net      Realized         and        Value       ***
Year      Beginning     Investment       Gains        Investment     Investment      Capital      Distribu-     End of     Total
ended      of Year        Income        (Losses)      Operations       Income         Gains         tions        Year      Return
-----     ---------     ----------     ----------     ----------     ----------     ---------     ---------     ------     ------
 Zweig Government Cash Fund Class B(6)
1997(15)   $  1.00        $ 0.04         $--            $ 0.04         $(0.04)       $ --          $ (0.04)     $ 1.00      4.24%
1996(16)      1.00          0.03          --              0.03          (0.03)         --            (0.03)       1.00      3.03**
 Zweig Government Cash Fund Class C(5)
1997(15)      1.00          0.05          --              0.05          (0.05)         --            (0.05)       1.00      4.97
1996(16)      1.00          0.05          --              0.05          (0.05)         --            (0.05)       1.00      4.83
1995(17)      1.00          0.05          --              0.05          (0.05)         --            (0.05)       1.00      5.08
1994          1.00          0.03          --              0.03          (0.03)         --            (0.03)       1.00      2.55**
 Zweig Government Cash Fund Class I(7)
1997(15)      1.00          0.05          --              0.05          (0.05)         --            (0.05)       1.00      5.28
1996(16)      1.00          0.01          --              0.01          (0.01)         --            (0.01)       1.00      0.80**

---------------------------------------------------------------------------------------------------------------------------------

                       Ratios to Average         Average
                          Net Assets            Commission
                    -----------------------     per Share
                                     (13)           on
                       Net         Portfolio    Portfolio        Net Assets
Year                Investment     Turnover       Trans-        End of Year
ended  Expenses       Income         Rate        actions       (in thousands)
-----  --------     ----------     --------     ----------     --------------
 Zweig Government Cash Fund Class B(6)
1997     1.35%          4.21%         N/A             N/A         $    336
1996     1.35*          4.03*         N/A             N/A               33
 Zweig Government Cash Fund Class C(5)
1997     0.65           4.84          N/A             N/A            2,661
1996     0.65           4.73          N/A             N/A            4,535
1995     0.87           4.97          N/A             N/A            4,458
1994     0.61**         2.52**        N/A             N/A            5,040
 Zweig Government Cash Fund Class I(7)
1997     0.35           5.10          N/A             N/A              100
1996     0.35*          5.03*         N/A             N/A            1,401
-----


 (1) Commenced operations on December 29, 1989.
 (2) Commenced operations on October 7, 1991.
 (3) Commenced operations on February 4, 1992.
 (4) Commenced operations on February 8, 1993.
 (5) Commenced operations on May 1, 1994.
 (6) Commenced operations on April 8, 1996.
 (7) Commenced operations on November 1, 1996.
 (8) Commenced operations on November 26, 1996.

 (9) Commenced operations on July 14, 1997.


(10) Commenced operations on November 24, 1997.

(11) During 1997, the manager voluntarily reimbursed Zweig Growth & Income Fund Class A, Class B, Class C and Class I $.08, $.08, $.08 and $.08 per share (0.70%, 0.70%, 0.70% and 0.70% ratio of expenses to average net assets), respectively.
(12) During 1996, the manager voluntarily reimbursed Zweig Growth & Income Fund Class A, Class B, Class C and Class I $.021, $.021, $.020 and $.021 per share (2.07%, 2.07%, 2.07% and 2.07% ratio of expenses to average net assets), respectively.
(13) During 1997, the manager voluntarily reimbursed Zweig Foreign Equity Fund Class A, Class B, Class C and Class I $.03, $.03, $.03 and $.03 per share (3.35%, 3.35%, 3.35% and 3.35% ratio of expenses to average net assets), respectively.
(14) During 1996, the manager voluntarily reimbursed Zweig Government Fund Class A, Class B and Class C $.002, $.003 and $.002 per share (0.22%, 0.26% and 0.22% ratio of expenses to average net assets), respectively.
(15) During 1997, the manager voluntarily reimbursed Zweig Government Cash Fund Class A, Class B, Class C and Class I $.011, $.058, $.01 and $.005 per share (1.09%, 6.14%, 1.00% and 0.47% ratio of expenses to average net assets), respectively.

(16) During 1996, the manager voluntarily reimbursed Zweig Government Cash Fund Class A, Class B, Class C and Class I $.007, $.007, $.006 and $.004 per share (0.66%, 0.60%, 0.60% and 0.38% ratio of expenses to average net assets), respectively.


(17) During 1995, the manager voluntarily reimbursed Zweig Government Cash Fund Class A and Class C $.005 and $.003 per share (0.47% and 0.28% ratio of expenses to average net assets), respectively.

(18) See "Portfolio Turnover Rate" elsewhere in this prospectus.
  *  Annualized.
 **  Not annualized.
 *** Total Return does not consider the effect of any initial or contingent deferred sales charge.

  + Based on the average number of shares outstanding during the year.

ZWEIG SERIES TRUST

OUR INVESTMENT STYLE

Dr. Martin E. Zweig is the President of the Trust and Chairman of its investment manager. He has created and refined a risk-averse style of money management over a 27-year career providing investment advisory and portfolio management services (the Zweig approach).


The Zweig approach is based on the belief that successful investing requires skill both in making money during bull markets and in limiting losses during major market declines. We designed our mutual funds for investors who seek to balance the need for long-term capital appreciation with the need to limit the risks associated with investing in stocks.

While we can offer no assurances that the Zweig approach will meet its investment objectives, our long-term goal -- measured over bull and bear markets -- is to achieve superior returns with less risk and volatility. We seek to achieve this goal by participating solidly during rising markets and protecting the bulk of those gains during major market declines. We define major market declines as declines in the Standard & Poor's 500 Index or the Dow Jones Industrial Average of at least 20%.

Unlike most other mutual funds and stock market indexes, our risk-averse funds do not remain fully invested throughout bull and bear markets.

Thus, it is unlikely that our funds will keep pace with all-equity benchmarks like the S&P 500 or the average stock fund (which typically has 90% or more of its assets invested in stocks) during bull markets. We view leaving some profits "on the table" during bull markets as a price we're willing to pay in exchange for our loss limitation strategies.

Conversely, we do not expect these all-equity benchmarks to keep pace with the loss limitation of Zweig Mutual Funds during major market declines. That doesn't mean we'll be able to offer loss limitation during each phase of a decline. While we do our best to reduce risk, we cannot eliminate risk.

In summary, while our goal is the same as most other mutual funds -- to generate superior long-term returns for our shareholders -- the path we take is quite different.

Dr. Zweig and his associates rely on fundamental and technical data to measure the risk and reward characteristics of the stock and bond markets. These indicators are constantly monitored and continuously refined. There are three main groups of indicators: monetary indicators (e.g. the trend of interest rates, Federal Reserve policy, commodity prices and industrial production), sentiment indicators (e.g. mutual funds' cash-to-assets ratio, foreign buying and selling, volume of initial and secondary public offerings) and momentum indicators (e.g. new highs and lows, up-volume-to-down-volume, divergences between large-and small-company stocks).

As the indicators point to increasing levels of market risk, Dr. Zweig directs the portfolio managers to reduce the funds' exposure to stocks or bonds by gradually selling securities and buying money market instruments, or by selling stock index or Treasury futures. As long as the indicators continue to show high levels of risk in the securities markets, the funds will continue to maintain their exposure to market risk at lower-than-normal levels. As the indicators point to decreasing levels of market risk, the portfolio managers increase the market exposure of the funds. Index futures or options may be used to adjust the funds' exposure to market risk, but not for the purpose of leverage (see Risk Factors).

The Zweig approach is NOT an all-in or all-out "market-timing" approach that attempts to predict market tops and bottoms. Instead, it is a gradual and disciplined approach that reacts to changes in risk levels as determined by our indicators. Typically, our investment models will not reallocate more than 10% of a fund's assets among asset classes at any one time. The goal is to remain in gear with the major trends of the market.

INVESTMENT OBJECTIVES
Each of our funds has its own investment policies to achieve its objective.

Zweig Strategy Fund strives to increase the value of your investment over the long term (capital appreciation) consistent with preserving capital and reducing portfolio exposure to market risk. The fund will purchase stocks primarily of mid-sized and large companies (see "How We Select Stocks" and the additional details in our SAI).

Zweig Appreciation Fund strives to increase the value of your investment over the long term (capital appreciation), consistent with preserving capital and reducing portfolio exposure to market risk. Under normal circumstances, the fund will invest primarily in small-company stocks and may have some of its assets invested in larger-company stocks (see "How We Select Stocks").

Zweig Growth & Income Fund strives to increase the value of your investment over the long term (capital appreciation) and, to a lesser extent, provide income (dividends), consistent with preserving capital and reducing portfolio exposure to market risk. The fund invests equally among stocks selected for their growth characteristics and those chosen for their income characteristics (see "How We Select Stocks").

Zweig Managed Assets strives to increase the value of your investment over the long term from capital appreciation, dividends and interest, consistent with preserving capital and reducing portfolio exposure to market risk. The fund allocates its assets among domestic and foreign stocks, bonds, short-term debt instruments, currencies and currency-related instruments (see "How We Select Stocks" and "How We Select Bonds and Manage Interest Rate Risk").


Zweig Foreign Equity Fund strives to increase the value of your investment over the long-term (capital appreciation) by investing primarily in foreign stocks consistent with preserving capital and reducing portfolio exposure to market risk. Under normal conditions the fund will have at least 65% of its assets invested in foreign equity securities. For temporary defensive purposes, the percentage may fall below 65% if we believe that to be an appropriate response to our indicators. (see "How We Select Stocks").


Zweig Government Fund strives to achieve a high total return from current income and capital appreciation consistent with preserving capital over the long term by investing primarily in U.S. Government and agency securities. The fund also invests in repurchase agreements collateralized by such securities. The fund may use futures contracts and options as a means of hedging against changes in interest rates (see "How We Select Bonds and Manage Interest Rate Risk").

Zweig Government Cash Fund strives to provide high current income consistent with maintaining liquidity and preserving capital. The goal of the fund is to maintain a stable share price of $1.00. The fund invests exclusively in short-term securities issued or guaranteed as to the payment of principal and interest by the U.S. Government, its agencies or instrumentalities. The fund also invests in repurchase agreements collateralized by such securities. Zweig Government Cash Fund also offers Class M Shares which are described in a separate Prospectus. Class M Shares have different distribution fees and expenses which affects performance. You may obtain more information about Class M Shares by calling 1-800-272-2700. Class M Shares of Zweig Government Cash Fund have no exchange privileges with other funds in the Trust.

The investment objectives described in the first sentence under the name of each fund above, except for those of Zweig Managed Assets, are fundamental. They cannot be changed without shareholder approval.

Please read the Risk Factors, How We Select Stocks, and How We Select Bonds and Manage Interest Rate Risk sections of this prospectus for more detailed information about the investment practices of each fund. The SAI has further details. As with any mutual fund, there is no assurance that a fund's objectives will be achieved.

DR. MARTIN E. ZWEIG

Dr. Martin E. Zweig is President or Chairman of investment advisory firms that presently manage over $8 billion of assets which, includes approximately $1.4 billion in publicly traded closed-end investment companies and $2.8 billion in open-end mutual funds, as well as other accounts.



Dr. Zweig has been a regular panelist on PBS television's Wall $treet Week With Louis Rukeyser for 24 years and, in 1992, was inducted into the program's Hall of Fame. He is also the author of the books Winning on Wall Street, The ABCs of Market Forecasting and Winning with New IRAs.


Dr. Zweig and his associates determine the asset allocation strategy for each of the Zweig Mutual Funds. Dr. Zweig does not select the individual securities to implement the strategy. The portfolio manager selects the specific securities for each fund.

THE PORTFOLIO MANAGERS
David Katzen has been the portfolio manager for Zweig Strategy Fund, Zweig Appreciation Fund and Zweig Growth & Income Fund since their inceptions.

Mr. Katzen is a Senior Vice President of the funds. He has been with the Zweig Companies since 1986. Mr. Katzen received his B.A. in Mathematics from City University of New York and an M.A. in Mathematics from Dartmouth College, where he was admitted to the Ph.D. program.

Carlton Neel has been the portfolio manager for Zweig Managed Assets and Zweig Government Fund since July 5, 1995 and of Zweig Foreign Equity Fund since its incepition. Mr. Neel is a First Vice President of the funds. Mr. Neel received a dual B.A. in Economics and Political Science from Brown University. Prior to joining the Zweig Companies, he was a Vice President with J.P. Morgan & Co., Inc.

HOW WE SELECT STOCKS

Stocks represent an ownership interest in a company. They include common stocks, fixed rate preferred stocks, bonds convertible into equity securities, warrants, rights, depository receipts and other equity securities. Stock markets move up and down based on economic factors such as interest rates, and market conditions such as investor sentiment. Individual stock prices also are affected by results of the issuer's operations and factors peculiar to its industry.

We select stocks primarily based upon proprietary models developed by Dr. Zweig and his associates. The models evaluate and rank stocks based on technical and fundamental factors.


For Zweig Strategy Fund, we select up to 300 highly ranked stocks from the 1,000 most liquid stocks that the portfolio manager considers to be comparable to the stocks included in the Standard & Poor's 500 Index. These 1,000 stocks have a minimum market capitalization (the total value of their shares) of at least $400 million, and average daily trading volume of 50,000 shares or $425 million of total assets. The fund may have more than 300 securities positions taking into account futures contracts, options and short positions.


For Zweig Appreciation Fund, we select up to 700 small-company stocks primarily from the 2,000 stocks immediately after the 1,000 largest stocks based on market capitalization or trading volume. These 2,000 stocks have a market capitalization ranging from approximately $262 million to $1.5 billion. Their average trading volume is approximately $3.3 million. Small-company stocks historically have presented greater potential for capital appreciation and greater risk -- and they tend to be more volatile -- than stocks of larger, more established companies.

For Zweig Growth & Income Fund, we select up to 300 stocks divided approximately equally between those chosen for their growth characteristics (including positive earnings momentum and above-average earnings growth rates) and those for their income characteristics (including above-average dividend yields and favorable dividend growth).

The above three funds may invest up to, but not more than, 15% of their assets in foreign securities that are not publicly traded in the United States.

For Zweig Managed Assets, we select up to 200 stocks from among approximately 750 stocks that are considered comparable in market capitalization and liquidity to the stocks in the Standard & Poor's 500 Index. In addition, the fund may invest up to 50% of its assets in foreign securities not publicly traded in the U.S. but not more than 15% of its assets in any one foreign country.


For Zweig Foreign Equity Fund, we select foreign equity securities from 22 countries at the present time. If each country's model called for the fund to be fully invested in that country, the assets would be allocated as follows:
Europe-64%, Asia/Pacific-27%, North America-6%, Africa, 3%. We plan to develop models for additional countries, which could result in changes to the above geographic allocations. The geographic allocations could also change given changes in various countries' market capitalization or economic growth.


Zweig Managed Assets and Zweig Foreign Equity Fund may invest in investment vehicles or groups of foreign stocks that, in the aggregate, are expected to perform similarly to a particular major foreign stock market index, and in investment companies that invest in the securities of a particular country.

HOW WE SELECT BONDS AND
MANAGE INTEREST RATE RISK
Bonds and other debt instruments represent a loan to the issuer of the bond. The holder of the bond receives a fixed or variable rate of interest and, when the bond matures, the principal. The value of a bond or other debt instrument fluctuates primarily based on the maturity and interest rate, changes in the general level of interest rates, and the credit quality of the issuer. In general, bond prices decline when interest rates rise and vice versa

U.S. Government securities are considered to be of the highest credit quality. Therefore, the primary consideration in choosing among these securities is managing risk related to changes in interest rate levels. A bond's duration measures its sensitivity to changes in interest rates (interest rate risk). The longer the duration, the greater the bond's price movement will be as interest rates change. We manage this risk by altering the fund's mix of short-, medium- and long-term bonds, and by buying or selling Treasury futures contracts.


Zweig Government Fund may invest in U.S. Government securities of all maturities. Zweig Managed Assets may invest in foreign and domestic bonds rated "A" or higher by Moody's Investors Service, Inc. or Standard & Poor's Corporation (or if unrated, the bonds must be judged by the portfolio manager to be of comparable quality) without limitation on maturities. If deemed appropriate by the portfolio manager, Zweig Managed Assets also may invest in Brady Bonds rated "BBB" or higher. Zweig Appreciation Fund and Zweig Growth & Income Fund may invest only in U.S. Government securities with remaining maturities of five years or less. Zweig Government Cash Fund may invest only in U.S. Government securities with remaining maturities of less than 397 days and must have an average weighted portfolio maturity of not greater than 90 days.


U.S. Government securities include debt securities issued or guaranteed by the U.S. Treasury or by a U.S. Government agency or instrumentality. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the agency or instrumentality. The SAI lists agencies and instrumentalities of the U.S. Government. In addition to price fluctuations based on changes in interest rates and the market's perception of the issuer, mortgage securities and collateralized mortgage obligations also are subject to prepayment risk which can result in the proceeds being reinvested at a lower rate of interest and loss of any premium. This typically occurs when homeowners refinance their mortgages at lower rates.

OTHER SECURITIES
Money market instruments are short-term, high quality debt securities that present minimal risk of loss. We use these securities to reduce fluctuations in a fund's net asset value -- and often refer to them as "cash" or "cash equivalents". Money market securities include: short-term U.S. Government obligations, commercial paper, other short-term corporate obligations, bank deposits (including time deposits with a maturity of less than one year) and other financial institution obligations.

Repurchase agreements are arrangements by which a fund buys a security at one price and at the same time agrees to sell the security back to the seller at a higher price, usually on the next business day (or within seven days for foreign repurchase agreements). Repurchase agreements offer a means of generating income from excess cash that a fund might otherwise hold. Delays in payment or losses may result if the other party to the agreement defaults or becomes bankrupt. A fund will enter into repurchase agreements only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities. The fund's repurchase agreements must be fully backed by collateral (U.S. Government securities in the case of the Zweig Government Fund and Zweig Government Cash
Fund) that is marked to market, or priced, each day.


Indexed securities are securities whose value depends on the price of securities indexes, other securities, foreign currencies or other assets. Among the more traditional indexed securities are futures and options. Futures and options tied to a securities index utilizing standardized contracts that have been used by mutual funds for many years to manage their portfolios more efficiently. Index futures, for example, enable the manager to position assets in the market immediately, with a modest margin deposit to simulate a much larger invested position. Transaction costs normally will be lower than purchasing or selling the underlying securities. There are certain risks involved in using indexed securities (see Risk Factors). Our funds will purchase or sell indexed securities for hedging purposes only, including increasing or decreasing exposure to changing securities prices, but not to leverage assets.


Other Investment Companies. From time to time a fund may invest up to 10% of its assets in other investment companies if the portfolio manager believes that the fund's investment objective will be furthered by doing so. A direct investment in securities, financial instruments, currencies, futures and forward contracts, and related options involves risks described elsewhere in this prospectus. An investment in them made through another investment company will normally also involve an investment manager and service providers (e.g., custodians) over which the Trust will have no direct control; and there will be an additional layer of expenses, including the fee of such investment manager.

OTHER INVESTMENT POLICIES

Portfolio turnover rate. We do not usually consider the length of time a fund has held a stock or bond when making investment decisions. As a result of the Zweig style of money management, a fund's turnover rate may be higher than that of other mutual funds. See the table under Financial Highlights for our funds' portfolio turnover rates. (A portfolio turnover rate in excess of 100% may be deemed to be high.) Portfolio turnover may result in realization of taxable capital gains, and generally involves some expense, including brokerage costs. To the extent portfolio turnover results in the realization of net short-term capital gains, such gains ordinarily are taxed to shareholders at ordinary income tax rates. The portfolio managers consider the cost of making portfolio adjustments when deciding whether to implement a strategy by selling stocks or bonds and investing the proceeds in money market securities, or by using futures or options to reduce exposure to market risk.

When-issued and delayed-delivery transactions. A fund may purchase a bond or stock with delivery of the security and payment deferred to a future date. The money to purchase such securities will be invested in other securities until the fund receives delivery. This could increase the possibility that the fund's net asset value would increase or decrease faster than would otherwise be the case.

Illiquid securities. Illiquid and restricted securities may be difficult to sell promptly at an aceptable price, or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss or entail expenses not normally associated with the sale of a portfolio security. No more than 15% of a fund's net assets (10% for Zweig Government Cash Fund) may be invested in illiquid securities.

Lending securities. Although none of the funds have done so in the past, a fund may lend securities to broker/dealers and institutions as a means of earning income. Delays or losses could result if a borrower becomes bankrupt or defaults on its obligation to return the loaned security. Our funds may lend securities only (a) pursuant to agreements requiring that the loan be fully backed by collateral at all times, and (b) if the value of all loaned securities is less than one-third of the fund's total assets.


Borrowing. Although they have not borrowed in the past, all Zweig Mutual Funds may make temporary borrowings from banks to cover redemptions. If a fund should borrow and the performance of the fund's investments fail to cover interest and other costs of borrowing, the net asset value of its shares will decrease faster than if the fund had no borrowings outstanding.


RISK FACTORS

INVESTMENT RISK. There is a trade-off in stock fund investing that all successful investors are keenly aware of: the stock market's long-term upward trend comes at the price of volatility (share prices go up and down) and the risk of losing your money (the value of your investment may be worth less when you sell). The chart below illustrates how often the Dow Jones Industrial Average (DJIA) has suffered double-digit declines from one year's high to the next year's low since 1900. Some declines end relatively quickly. For example, the major market declines of 1987 (the DJIA declined 36.1% in 55 days, excluding dividends) and 1990 (the DJIA declined 21.2% in 87 days) were among the shortest bear markets on record; and the 13.2% correction in 1997 lasted only 62 days.


DJIA       Number of times in      Average      Time since last
LOSS       the past 97 years      occurrence      occurrence
---------  ------------------  ---------------- ---------------
-10%               66          every 1.5 years      last year
-20%               39          every 2.5 years        6 years
-30%               21          every 4.6 years        9 years
-40%               11          every 8.7 years       22 years

Source: InvesTech Research

Other market declines have been more prolonged. In the bear market of 1973-1974 the DJIA declined 45.1% over 23 months. In 1981-1982, the DJIA declined 24.1% over a period of nearly 16 months.


International stock fund investing offers opportunities for further diversification and rewards that are potentially superior to the rewards of U.S. stock investing. While the U.S. economy is the largest and most fully developed in the world, foreign countries have further to go. Thus, proponents of international investing argue, international stocks offer more potential growth. The trade-off for this growth is greater volatility and special risks (see "Risks of Foreign Stocks and Bonds"). The following chart illustrates the declines suffered by various categories of mutual funds investing in foreign securities during the last two U.S. bear markets -- in 1987 and in 1990. It shows that even the diversification and professional management inherent in a foreign mutual fund has not insulated investors from the last two domestic bear markets.

Foreign/Global
Equity fund Styles       8/25/87-12/4/87    7/16/90-10/11/90
----------------------   ---------------    ----------------
Large-cap growth              -26.9%              -16.3%
Large-cap value               -25.1%              -15.4%
Mid-cap growth                -27.3%              -17.0%
Mid-cap value                 -16.9%              -14.0%
Small-cap growth                N/A               -20.4%
Small-cap value                 N/A               -16.6%


Source: Strategic Insight. Returns do not include sales charges. The performan data quoted represent past performance, which is no guarantee of futures results.


Once you've incurred a loss, it can take many months (and sometimes years) to break even. For example, if you exclude dividends it took about 10 months to break-even from the market top in July of 1990. In 1987, it took about 18 months to get back to the market top. By comparison, it took almost 10 years to return to break-even from the market top in 1973, and 24 years from the 1929 market top to break-even!

It is impossible to predict the timing and extent of corrections and bear markets, but it should be noted that periods of unusually high returns and low volatility have historically increased the risk of stock investing for subsequent periods. The current bull market, which began in 1982, has been the best 16 year period ever for the DJIA, producing an average annual return of 13.8%, excluding dividends.

Successful investors recognize the risks associated with investing in stocks and stock mutual funds. It is important that you try and understand your "financial personality". What is your tolerance for loss? How patient will you be during the break-even period? What is your financial staying power?

It is also important to note that the impact of a bear market depends not only upon the extent of the decline, but also when in your investing lifecycle it happens. For many people, the closer they are to retirement -- or the deeper they are into retirement -- the harder it is for them to calmly view a bear market as a temporary decline.

Like most mutual funds, our funds use diversification to minimize the effect of a loss in any one investment. U.S. Government securities, the primary investments of Zweig Government Fund and Zweig Government Cash Fund, avoid the risks related to factors affecting a particular company or industry, but they do not eliminate market interest rate risk.

Unlike most mutual funds, our funds also manage exposure to market risk by significantly adjusting the amount of a fund's assets that are invested in stocks or bonds and the sensitivity to interest rate changes (duration) of a bond portfolio. While our funds manage exposure to risk, we cannot eliminate risk.

The Zweig Mutual Funds are designed for those investors who want to balance their need for growth with their need to limit risk. However, there can be no assurances that we will meet our investment objectives.

MANAGEMENT RISK. In addition to increasing or decreasing the proportion of a fund's investment in money market instruments, the portfolio manager may buy or sell futures contracts and options to increase or reduce market exposure. He also may sell short and enter into currency exchange contracts. These strategies allow us to increase or decrease a fund's exposure to changes in interest rates, exchange rates or movements in stock prices. Used cautiously, they may be effective tools that lend greater stability to fund assets. They may also help to reduce the cost of administering a portfolio, and allow us to buy and sell relatively large positions without distorting prices. We use these techniques to adjust the risk and return characteristics of a fund. We do not use these practices to leverage a fund. There may also be times when we decide to acquire or maintain a futures position rather than sell or buy the underlying portfolio because the index futures, in our judgment, reflect a price, and therefore value, which is more attractive than the stocks comprising the index. If our judgment is right, this should result in smaller losses or bigger gains than would otherwise be the case. Conversely, if we are wrong, losses could be increased or gains reduced. If we misjudge market conditions or employ a strategy that does not correlate well with a fund's primary investments, use of these techniques may result in a loss, regardless of our original intent to reduce risk. Descriptions of these strategies follow, and the SAI contains additional information. You should understand these investment practices and be sure that you are able to accept the potential risks inherent in their use before investing.

RISKS OF FUTURES AND OPTIONS. Each of the Zweig Mutual Funds except Zweig Government Cash Fund may use futures contracts and options to manage its exposure to changing stock and bond prices or to alter its asset mix. A fund may use any type of future or option related to its investments. These include: stock index futures and options, foreign stock index futures and options, interest rate futures and options, and foreign currency futures and options, including those traded on foreign exchanges and options not traded on exchanges.


Although the value of futures and options depends on the price of the security, index or other asset to which it is tied, futures and options involve market risk in excess of their value. for example, futures on securities indexes currently require a margin deposit of only 2% to 5% of the position size represented by the futures contract. An advantage of using futures and options is that transaction costs normally will be lower than purchasing or selling a related security or index. However, the use of futures may result in larger losses or smaller gains than would otherwise be the case. The prices of options or futures and the price movements of the securities that the future or option is intended to simulate may not correlate well. The liquidity of the market in futures contracts also could be adversely affected by "daily price fluctuation limits." These limits, established by the relevant futures exchange, limit the price fluctuation of an index future during a single trading day. Once the contract's daily limit has been reached, no trades may be entered into at a price beyond that limit. Once the contract's daily limit has been reached, no trades may be entered into at a price beyond that limit. In such event, it may not be possible for the fund to close out its futures position. This may compel the fund to continue to make daily cash payments to the broker to meet margin requirements. The futures markets also may attract more speculators than do the securities markets, because deposit requirements in the futures markets are less onerous than margin requirements in the securities markets. Increased participation by speculators in the futures markets may cause price distortions. The fund does not intend to devote more than 5% of its assets to option premiums or more than 15% to margin on futures transactions.



RISKS OF FOREIGN STOCKS AND BONDS. Foreign currencies are subject to sharp declines in value. Foreign stocks and bonds involve the risk of currency fluctuations as well as risks related to political and economic conditions in foreign countries. Foreign companies may not be subject to accounting standards or governmental supervision comparable to U.S. companies, and there may be less information available about their operations. Foreign investments also may be subject to possible nationalization of issuers or expropriation of their assets, which would adversely affect a fund's ability to liquidate its investment. These factors could make foreign investments less liquid and more volatile than securities of comparable U.S. companies.



RISKS OF CURRENCY EXCHANGE CONTRACTS AND RELATED OPTIONS AND FUTURES. Zweig Managed Assets and Zweig Foreign Equity Fund may enter into forward currency exchange contracts, may buy and sell options and futures contracts relating to foreign currencies, or may purchase securities indexed to foreign currencies. Currency exchange contracts are agreements to exchange one currency for another at a set rate on a future date. Currency exchange contracts may be used to lock in an exchange rate for purchases of securities denominated in foreign currencies or used for investment purposes. These contracts involve the risk that currency movements will be inaccurately predicted, in which case the fund's return would be adversely affected.


Some futures and forward foreign currency contracts are customized financial contracts between two parties. Such contracts are subject to the additional risk that the counterparty will not meet its obligations under the contract. They also may be less liquid and more difficult to value than standardized contracts traded on a regulated exchange.

RISKS OF SELLING SHORT. A fund sells a security, future or currency short when we believe the price of the security, future or currency will decline. We may sell a stock index future short to offset a potential decline in a group of stocks a fund owns. We may make such short sales if we believe reducing portfolio exposure to changing securities prices can be accomplished better through this method than if the securities themselves were sold. In order to establish a short position, the fund must first borrow the security from a broker or other institution to complete the sale. The fund may not always be able to borrow a security, in which event it will lose the opportunity to benefit from that short sale even if our models correctly identify an overvalued security. The fund will incur a loss as a result of a short sale if the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces such security. The fund will realize a gain if the security declines in price between those dates. There is also a risk that the fund will be unable to close out a short position at any particular time or at an acceptable price. During the time the fund is short a security it is subject to the risk that the lender will terminate the loss at a time when the fund is unable to borrow the same security from another lender, in which event the fund may be "bought in" at the price required to purchase the security to close out the short position. Although the fund's gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security less the price at which the security was sold short. Also, there is a risk that there could be losses simultaneously in securities a fund owns and in other securities sold short. Until the fund replaces a borrowed security, it will maintain daily a segregated account containing cash, U.S. Government securities, or other liquid securities such that the amount deposited in the account plus any amount deposited with the broker or other custodian as collateral will at least equal the current market value of the security sold short. The fund also is required to repay the lender any dividends or interest that accrue during the period of the loan. Depending on arrangements made with such broker or custodian, the fund may not receive any payments (including interest) on collateral deposited with the broker or custodian. Zweig Government Cash Fund may not sell short.


MEASURING RISK. In choosing an investment that is right for you, it is important to consider the level of risk that you can withstand. There are many ways to measure risk when comparing mutual funds. One that is easily understood is maximum decline in net asset value (NAV). Many national newspapers measure the extent to which a fund's net asset value has changed from day to day. FundScope, an independent fund rating service, takes this concept one step further by measuring the largest high-to-low drop in week-to-week net asset value of a fund during any given period. Maximum NAV decline is expressed as a percentage decline. When comparing the maximum NAV declines of different funds, ask yourself if you could have experienced each particular drop without selling the fund. The maximum NAV declines for Class A Shares, Class B Shares and Class C Shares from the end of the week of inception through March 27, 1998, computed by FundScope, are shown below for the Zweig Mutual Funds and for the average fund with a comparable investment objective. Also shown are the maximum declines for a relevant benchmark. In all cases, distributions have been reinvested. Because the declines are based on week-ending NAVs, the actual daily declines may be greater than those shown. Maximum NAV declines do not reflect sales charges. Please remember that past performance does not predict future results; any fund can decline more in the future than it has in the past.

                                                                                       Class B
                                                             Class A Shares            Shares*             Class C Shares **
                                                        ------------------------    --------------    ----------------------------
Max NAV Decline of ZWEIG STRATEGY FUND                  -8.6% (2nd lowest of 243       -7.8%          -7.9% (18th lowest of 309
  from inception (Class A) in December 1989..........   growth funds)                                 growth funds)
Max NAV Decline of Average Growth Fund for period+...   -20.4%                        -11.3%          -12.3%
Max Decline of S&P 500 for period....................   -17.6%                         -8.4%          -8.4%

Max NAV Decline of ZWEIG APPRECIATION FUND from         -7.5% (4th lowest of 172       -7.6%          -7.6% (5th lowest of 185
  inception (Class A) in October 1991................   small-co. funds)                              small-co. funds)
Max NAV Decline of Average Small-Co. Fund for           -19.4%                        -17.2%          -19.1%
  period+............................................
Max Decline of Russell 2000 Index for period.........   -12.5%                        -12.5%          -12.5%

                                                        -6.2% (49th lowest of          -6.2%          -6.3% (23rd lowest of 611
Max NAV Decline of ZWEIG GROWTH & INCOME FUND from      611 growth & income                           growth & income funds)
  inception in November 1996.........................   funds)
Max NAV Decline of Average Growth & Income Fund for     -8.3%                          -8.3%          -8.3%
  period+............................................
Max Decline of S&P 500 for period....................   -8.4%                          -8.4%          -8.4%

                                                        -4.6% (2nd lowest of 25        -3.6%          -5.1% (5th lowest of 25
Max NAV Decline of ZWEIG MANAGED ASSETS from            multi-asset global                            multi-asset global funds)
  inception (Class A and Class C) in February 1993...   funds)
Max NAV Decline of Average Multi-Asset Global Fund      -14.4%                        -10.4%          -14.4%
  for period.........................................

Max NAV Decline of ZWEIG FOREIGN EQUITY FUND from       -5.0%                         -5.0%           -5.0%
  inception in November 1997.........................

Max NAV Decline of Average International Equity Fund    -8.3%                         -8.3%           -8.3%
  for period.........................................

Max NAV Decline of Morgan Stanley World (excluding      -6.7%                         -6.7%           -6.7%
  U.S.)..............................................

Max NAV Decline of ZWEIG GOVERNMENT FUND from           -5.1%                         -1.9%           -5.4%
  September 1989*** (Class A)........................
Max NAV Decline of Average U.S. Govt. Fund for          -6.9%                         -2.1%           -6.9%
  period+............................................
Max Decline of Lehman Government Bond Index..........   -5.4%                         -1.9%           -5.4%


---------------
Sources: Morningstar, FundScope, and Micropal Inc. Maximum NAV declines are based on week-ending NAVs, except declines for Zweig Government Fund and its benchmarks are based on month-end NAVs.

Definitions of Indices used for comparison:

   The Standard & Poor's 500 Index is a broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks.

   The Morningstar Multi-Asset Global Fund category, consists of mutual funds with investment objectives too broad and flexible to allow them to fit comfortably into any other objective. The information is based on 30 funds, and FundScope calculated the maximum NAV decline.

   The Lehman Government Bond Index measures the return of government bonds ranging in maturity from one to 30 years.


   The Russell 2000 Index measures the returns of 2,000 stocks ranging from mid-cap to small-cap on a weighted basis.



 * From inception in April 1996 (November 1996 for Zweig Growth & Income Fund, November 1997 for Zweig Foreign Equity Fund).



 ** From inception in February 1992 (February 1993 for Zweig Managed Assets,
    November 1996 for Zweig Growth & Income Fund, November 1997 for Zweig Foreign Equity Fund).



*** Zweig/Glaser Advisers assumed responsibility for managing the fund in September 1989. Under the prior manager, from inception in March 1985, the maximum NAV decline was -10.9% for the fund, -7.5% for the Average U.S. Government Fund and -5.4% for the Lehman Government Bond Index.


 + The maximum NAV decline for funds with a comparable investment objective is an unweighted average of all such funds tracked by FundScope.


Comparable information on maximum net asset value decline for other mutual funds, prepared by FundScope, is available by calling 1-800-444-2706.

YEAR 2000 PREPAREDNESS. Because computer programs were designed using only two fields to indicate the year, at midnight December 31, 1999, computers will be unable to recognize that January 1 is the year 2000. The major systems that would impact the funds with respect to the year 2000 are those of the transfer agent and custodian. The funds have been advised in writing by both the transfer agent and the custodian that they are working to fix, and expect to have fixed in time, all of the issues relating to the year 2000. While we will continue to monitor the progress of the transfer agent and the custodian in solving the year 2000 problem, no assurance can be given that their systems will be fixed on time, or what the magnitude of the problems would be is such systems are not fixed.

CHOOSING AMONG CLASSES WHEN PURCHASING SHARES
Zweig Mutual Funds offer investors four classes of shares which are described below. All except Class I Shares bear sales charges in different forms and amounts and all bear different levels of expenses (see Fee Table). You should choose the class of shares that is most beneficial given the amount of your purchase, the length of time you expect to hold the shares and other relevant circumstances.

Class A shares are sold with an initial sales charge that varies based upon the amount invested as shown in the table below. Class B Shares have no initial sales charge, but are subject to a declining contingent deferred sales charge
(CDSC) if sold within six years of purchase. Class C Shares have no initial sales charge, but are subject to a CDSC if sold within one year of purchase. Class B and Class C Shares have higher annual expenses than Class A Shares. Class B Shares of Zweig Government Fund and Zweig Government Cash Fund have higher annual expenses (and lower dividends) than their corresponding Class C Shares. Class B Shares convert to Class A Shares after a holding period of seven years from the initial purchase. Class C Shares have a shorter CDSC period than Class B Shares, but they do not convert to Class A Shares. Class I Shares are offered at net asset value without an initial sales charge and are not subject to a contingent deferred sales charge or a Rule 12b-1 distribution fee. Class I Shares are only available to tax-exempt retirement plans of Zweig Securities Corp. and its affiliates, and certain institutional investors that invest at least $1 million directly with Zweig Securities Corp., the principal distributor of Zweig Mutual Funds. Institutional investors include: (1) unaffiliated benefit plans, such as qualified retirement plans (other than individual retirement accounts and certain other self-directed retirement plans); (2) unaffiliated banks and insurance companies purchasing for their own accounts; and (3) endowment funds of unaffiliated non-profit organizations.


Contingent Deferred Sales Charge (CDSC). The applicable CDSC rate for each class of shares is set forth in the Fee Table and under "Class B Shares." The CDSC is imposed on the lesser of: the current market value or the initial cost of the shares being redeemed. No CDSC is imposed upon shares acquired by reinvesting distributions. In determining whether a CDSC applies, the order of redemption is first of shares purchased through reinvestment and then of shares held the longest. Any CDSC imposed on a redemption is paid to the distributor or directly to a third party at the direction of the distributor.


We may waive the CDSC on redemption(s): (a) following the death of a shareholder; (b) if a shareholder becomes unable to engage in any substantial gainful activity because of a medically determinable physical or mental impairment which can be expected to result in death or be of long-continued and indefinite duration; (c) when a total or partial redemption is made in connection with a distribution from retirement plans after reaching age 59 1/2, except that if, immediately prior to the redemption, the aggregate amount invested by the retirement plan in Class B Shares of the Zweig Mutual Funds (excluding the reinvestment of distributions) during the prior four year period equals 50% or more of the total value of the retirement plan's assets in the Zweig Mutual Funds, then the CDSC will not be waived; (d) from certain other Class A and Class C Share retirement plans; (e) under the systematic withdrawal program if the amount being withdrawn is no more than 1% per month of the value of the account at the time the program was established; and (f) effected pursuant to the Fund's right to liquidate a shareholder's account if the aggregate net asset value of the shares held in the account is less than the then effective minimum account size.


The Distributor has sold, and expects to sell in the future, the right to receive all or substantially all of the 12b-1 distribution fees on Class B Shares together with the related CDSC in the event the Shares are redeemed within six (6) years of purchase. In addition to the foregoing waivers, the holder of the right to receive such payments, in its sole discretion, may elect to establish its own waiver criteria, which may differ from those set forth above.

CLASS A SHARES. Class A Shares of all funds except Zweig Government Cash Fund are sold at net asset value plus the applicable sales charge. The offering price applies to purchases made by a single purchaser or by a single trust account. An individual, his or her spouse, and children under 21 are considered to be a single purchaser. The sales charge on Class A Shares is allocated between your investment dealer and Zweig Securities Corp., the distributor, as shown below.

Quantity discounts on Class A Shares. When you invest in Class A Shares of the Zweig Mutual Funds, you may receive quantity discounts at certain dollar levels, or breakpoints. The more you invest, the smaller percentage you pay in sales charges, as shown below.

                                                                                          Sales Charge
                                                                                       As a Percentage of
                                                                                    ------------------------
                                                                                     Offering     Net Asset
                                                                                     Price of      Value of      Dealer's
                                                                                    the Shares    the Shares       Sales
Amount Invested                                                                     Purchased     Purchased     Concession
---------------------------------------------------------------------------------   ----------    ----------    -----------
Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Growth & Income Fund, Zweig
Managed Assets and Zweig Foreign Equity Fund:
Less than $50,000................................................................      5.50%         5.82%           4.75%
$50,000 but less than $100,000...................................................      4.75%         4.99%           4.00%
$100,000 but less than $250,000..................................................      3.75%         3.90%           3.25%
$250,000 but less than $500,000..................................................      2.75%         2.83%           2.25%
$500,000 but less than $1,000,000................................................      1.75%         1.78%           1.50%
$1,000,000 or more...............................................................      0.00%         0.00%      (see below)

Zweig Government Fund:
Less than $50,000................................................................      4.75%         4.99%           4.00%
$50,000 but less than $100,000...................................................      4.00%         4.17%           3.50%
$100,000 but less than $250,000..................................................      3.00%         3.09%           2.50%
$250,000 but less than $500,000..................................................      2.25%         2.30%           1.75%
$500,000 but less than $1,000,000................................................      1.75%         1.78%           1.50%
$1,000,000 or more...............................................................      0.00%         0.00%      (see below)
---------------------------------------------------------------------------------------------------------------------------



Commissions (as set forth below) will be paid to dealers who initiate and are responsible for purchases of $1 million or more and for purchases at net asset value made by unallocated accounts held by third party administrators, registered investment advisers, trust companies, and bank trust departments which exercise discretionary authority or hold accounts in fiduciary, agency, custodial or similar capacity if in the aggregate such accounts equal or exceed $1 million and by retirement plans with assets of $1 million or more or at least 50 eligible employees.



                                               Dealer's
Amount Purchased                              Commission
---------------------------------------   ------------------
                                          (as % of purchase)
Zweig Strategy Fund, Zweig Appreciation
Fund, Zweig Growth & Income Fund, Zweig
Managed Assets and Zweig Foreign Equity
Fund:
  $1,000,000 to $2,000,000                        0.75%
  $2,000,000 to $5,000,000                        0.50%
  Amount over $5,000,000                          0.25%

Zweig Government Fund:
  $1,000,000 to $2,000,000                        0.50%
  Amount over $2,000,000                          0.25%


No initial sales charge applies on these investments; however, a 1% CDSC will apply on redemptions within 18 months of purchase, except for redemptions of shares purchased by an investor in amounts of $1 million or more where such investor's dealer of record, due to the nature of the investor's account, notifies the distributor prior to the time of the investment that the dealer waives the commission otherwise payable to the dealer as described below, or agrees to receive such commissions ratably over an 18 month period.



Class A Shares of the fund are made availabe to 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") at net asset value ("NAV") without an initial sales charge if the Plan has at least $3 million in assets or 500 or more eligible employees. Class B Shares of the fund are made available to Plan participants at NAV without a CDSC if the Plan has less than $3 million in assets or fewer than 500 eligible employees. On such sales, the distributor does not make the dealer payment described under Class B Shares. For further information see "Retirement Plans" in the fund's SAI.



Class A Shares also may be purchased at net asset value by current or retired trustees, directors, officers or employees, and their families, of Zweig Mutual Funds, Zweig/Glaser Advisers, Zweig Securities Corp. and any company affiliated with these companies, or by current or retired registered representatives or full-time employees and their families of securities dealers that are members of the NASD. Class A Shares also may be sold at net asset value through certain investment dealers registered under the Investment Advisers Act of 1940 and other financial services firms that adhere to certain standards established by the principal distributor, including a requirement that such shares be sold for the benefit of their clients participating in a "wrap account" or similar program under which such clients pay an ongoing fee to the investment adviser or other firm and to retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases. Such shares are sold for investment purposes and on the condition that they will not be resold except through redemption or repurchase by the fund. Class A Shares also may be purchased at net asset value for shareholders by dealers where the amount invested represents redemption proceeds from funds distributed other than by the distributor, and where the shareholder has paid a sales charge in connection with the purchase of such other fund's shares; provided that (i) such Class A Shares are purchased within 30 days after redemption of such other fund's shares; and (ii) sufficient documentation of such redemption as the distributor may require shall be provided at the time the Class A Shares are purchased. This provision is not available where the shares of a fund being redeemed were subject to a deferred sales load or redemption fee.


Cumulative quantity discounts on Class A Shares. A new purchase may be combined with Class A Shares you already own of any mutual fund that is distributed by Zweig Securities Corp. to qualify for a discount. The sales charge on the shares being purchased will be at the rate shown in the table above applicable to the net asset value of the shares then owned plus the amount of the new purchase. To receive this discount, you or your investment dealer must request it when placing the order and give the transfer agent or distributor sufficient information to confirm that your purchase qualifies for the discount. We reserve the right to change or terminate quantity discounts at any time.

Quantity discounts through a Letter of Intention. You may pay a reduced sales charge on Class A Shares if you sign a Letter of Intention at the time of your purchase. The Letter also may be back-dated to include purchases made within 90 days prior to signing the Letter of Intention. The Letter, included on the application form in this Prospectus, states your intention to purchase a sufficient quantity of Class A Shares of the funds indicated within the 13-month period specified to qualify for a reduced sales charge. Purchases under the Letter are made at the sales charge applicable to the entire amount to be purchased under the Letter, as if purchased in a single transaction. A Letter of Intention can be amended during the 13-month period by filing an amended Letter with the same expiration date as the original.

The Letter of Intention is not binding. During the period covered by the Letter, the transfer agent will hold shares in escrow representing 5% of the intended purchase. After the end of the period, a price adjustment based upon the actual amount invested will be made (by redeeming escrowed shares if the purchase is not completed or by investing the difference in sales charges if the total purchases under the Letter qualify for a lower sales charge).

CLASS B SHARES. Class B Shares are sold without an initial sales charge. For sales of Class B Shares, dealers will receive 4% of the purchase amount from the distributor. The distributor, or its assignee, is reimbursed over time by the 12b-1 fees paid by Class B shares and if Class B Shares are redeemed within six years, by a declining CDSC paid by the redeeming shareholder as follows:


                                                  The CDSC
Year Since Purchase Was Made                     is equal to
----------------------------------------------   -----------
Year One......................................      5%
Year Two......................................      4%
Year Three....................................      3%
Year Four.....................................      3%
Year Five.....................................      2%
Year Six......................................      1%
Year Seven....................................    None*

---------------

* Class B Shares convert to Class A Shares after seven (7) years as described below.


Class B Share Conversion Feature. After a holding period of seven years from the initial date of purchase, Class B Shares automatically convert to Class A Shares of the same fund at respective net asset values on the 10th business day of the month following the anniversary date. At the time of conversion, Class B Shares of a fund acquired through reinvestment of distributions will convert to the corresponding Class A Shares of that fund pro-rata with Class B Shares of that fund not acquired through reinvestment. Conversion of Class B Shares to Class A Shares will not be deemed a purchase or sale of the shares for federal income tax purposes. The conversion of Class B Shares will relieve the Class B Shares that have been held for at least seven years from the higher ongoing distribution fees. Only Class B Shares have this conversion feature.


CLASS C SHARES. Class C Shares are sold without an initial sales charge. For sales of Class C Shares, your dealer will receive from the distributor up to 1% (0.75% for Zweig Government Fund and 0.30% for Zweig Government Cash Fund) of the purchase amount in a manner agreed in advance. If you redeem within one year of your purchase, you will be charged a CDSC equal to 1.25% of the lessor of the current market value or the initial cost of the shares being redeemed.


Class B and Class C Shares offer the benefit of putting all of your dollars to work immediately; however, they have higher annual expenses and pay lower dividends than Class A Shares. Class C Shares have a shorter CDSC period than Class B Shares; however, they do not convert to Class A Shares.

CLASS I SHARES. Class I Shares, which have no initial sales charge and no Rule 12b-1 fee, are currently available for purchase only from Zweig Securities Corp. by persons subject to the manager's Code of Ethics relating to personal securities transactions and by tax-exempt retirement plans of Zweig Securities Corp. and its affiliates and certain institutional investors. Class I Shares are not available in all states.

Zweig Securities Corp. will reallow up to 0.15% to dealers whose representatives have sold or are expected to sell significant amounts of shares of funds distributed by Zweig Securities Corp., provided that the dealer has agreed to supply special assistance in marketing shares of the funds, including providing access to the dealer's sales personnel and information dissemination systems such as computer screens, internal publications, publications sent to clients and mailing lists. These reallowances are in addition to the sales concessions shown in the above tables, and may be subject to chargeback for redemptions within one year. An alternative arrangement, available to any dealer that has agreed to provide marketing, record keeping and related administrative services to tax-qualified employee benefit plans, including the processing of orders for investment and reinvestment of plan assets in shares of the funds at net asset value, provides for compensation at an annual rate of up to 0.20% of plan participant holdings of Zweig Mutual Funds. In addition, Zweig Securities Corp. also may pay dealers a fee at the annual rate of up to 0.10% of the average daily net assets that have been continually invested in Zweig Mutual Funds for at least four years. Zweig Securities Corp. also may pay dealers a fee of up to 0.10% of the average daily net assets invested through such dealers in Zweig Mutual Fund shares by participants in programs sponsored by such dealers. Zweig Securities Corp. reserves the right to alter or discontinue paying any of the foregoing fees at any time. These fees will be paid from Zweig Securities Corp.'s or the manager's own funds, including past profits or any other source available to them.

The distributor, at its expense, may also provide dealers who have sold shares of the fund with financial assistance in connection with conferences, sales training or promotional programs for their employees, sem-inars for the public, advertising campaigns regarding one or more of the funds it distributes or other dealer-sponsored special events. Such financial assistance may include payment for travel expenses and lodging incurred in connection with trips taken by invited registered representatives and members of their families for meetings and seminars of a business nature.

The above arrangements relate to purchases effected in the United States. Purchases outside the United States may be subject to local rules and customs, and different sales charges, fees and dealer compensation may apply. Certain dealers may not sell all classes of shares.

HOW TO INVEST IN THE ZWEIG MUTUAL FUNDS
You can buy shares through your investment professional, directly from the funds' transfer agent, or automatically through a regular investment plan.

                                         Minimum
                          Minimum        Initial       Minimum
                          Initial          IRA        Subsequent
Class                    Investment    Investment*    Investment
----------------------   ----------    -----------    ----------
A, B and C............   $   1,000     $      250        None
I.....................   $1,000,000    $1,000,000        None

---------------
* or other retirement accounts, pension and profit sharing plans, custodial accounts under the Uniform Gift to Minors Act, trusts and estates or qualifying group plans.

The Trust and its transfer agent have appointed, and may in the future appoint, organizations qualified to serve in such capacity to act as a subtransfer agent for the funds. Purchases of Zweig Government Cash Fund become effective after receipt of Federal funds by the transfer or subtransfer agent. Purchases for all other Zweig Mutual Funds will be at the offering price next determined after the transfer agent or investment dealer receives the order, provided the dealer transmits the order to the transfer agent or subtransfer agent that day. We reserve the right to change or waive minimums or to reject any order.

How to Buy Shares Through your investment professional
     (Bullet) To open your account, contact your investment professional.

If you invest through an investment professional, the firm may have its own service features, transaction charges and fees. This Prospectus should be read in conjunction with such firms' material regarding their fees and services. If you wish us to refer you to an investment professional, call us at 1-800-272-2700. Investment professionals receive compensation for providing investment advice, and such compensation may differ for selling shares of different classes of the Zweig Mutual Funds. The Fund may be unable to provide recordkeeping or other services for shares held in the name of, or controlled by, an investment dealer.

How to Buy Shares Through the Transfer Agent
     (Bullet) Complete the attached application or send a letter specifying the name of the fund and the class of shares you wish to buy. If you do not specify a class, your purchase will be automatically invested in Class A Shares.

     (Bullet) Enclose a check made payable to State Street Bank and Trust
              Company or to a Zweig Mutual Fund. (We will not accept third party checks, i.e. any checks which are not payable to the order of State Street Bank and Trust Company or a Zweig Mutual Fund.)

     (Bullet) Mail to State Street Bank and Trust Company:

    By regular mail:         By courier or overnight mail:
      P.O. Box 8505                2 Heritage Drive
  Boston, MA 02266-8505               Third Floor
 Att: Zweig Mutual Fund            Quincy, MA 02171
                                Att: Zweig Mutual Funds

Purchases of Zweig Government Cash Fund shares by check or money order are not effective and do not earn dividends until converted into Federal funds, which can take up to two business days.

     (Bullet) For wire instructions (Federal funds) please call 1-800-628-0441.

Automatic investment plan purchases. Move money from your bank account or via payroll deduction into any of your Zweig Funds on any day of each month or quarter. Please refer to the application form in this prospectus or call 1-800-272-2700 for assistance. If an account registration is changed, this feature will be terminated unless its continuance is specifically requested.

HOW TO SELL YOUR ZWEIG MUTUAL FUND SHARES.
You can sell your shares on any day the New York Stock Exchange (NYSE) is open. The price you receive will be the net asset value less any applicable contingent deferred sales charge. The net asset value you will receive is calculated at the close of business on the day your sell order is received at the transfer or subtransfer agent. Proceeds of your sale will generally be mailed to you within seven days after your request is received. If shares are bought with an uncertified check and sold within 15 days after purchase, the proceeds may not be paid until 15 days after the purchase. If the fund is given evidence of cleared funds, money will be released earlier.

Selling Your Shares Through Your Investment Professional.
     (Bullet) Contact your investment professional if you bought your shares at your brokerage firm. If you sell your shares through your investment professional, the price you will receive will be the price of shares at the close of business on the day the order is transmitted to the transfer or subtransfer agent by your brokerage firm, less any applicable contingent deferred sales charge.

Selling Your Shares BY MAIL Through the Transfer Agent
     (Bullet) Send a letter to sell your shares to: State Street Bank and Trust
              Company

    By regular mail:         By courier or overnight mail:
      P.O. Box 8505                 2 Heritage Drive
  Boston, MA 02266-8505               Third Floor
 Att: Zweig Mutual Fund             Quincy, MA 02171
                                Att: Zweig Mutual Funds

     (Bullet) Enclose your stock certificates.

     (Bullet) Remember to sign both the stock certificates and the letter exactly as the stock certificates are registered.

     (Bullet) Sales over $10,000 for individual accounts (over $25,000 for joing accounts) require a signature guarantee of the registered owners or your legal representative. Appropriate signature guarantors include: banks and savings associations, credit unions, member firms of a national securities exchange, municipal securities dealers and government securities dealers. See the SAI or call 1-800-272-2700 for assistance.

     (Bullet) Corporate and Fiduciary shareholders selling shares must include the appropriate documentation establishing the authority of the person seeking to act on behalf of the account.

Selling your shares BY TELEPHONE though the Transfer Agent
     (Bullet) You may sell your shares by telephone (unless you elected not to have this privilege in your account application or certificates have been issued for your shares or you have notified Zweig Mutual Funds of an address change within the preceding 15 days).
              Call 1-800-272-2700.

Proceeds will be mailed to the address on the account. If you designated a domestic bank on the application form when you opened your account, you may have redemption proceeds of $1,000 or more wired to the bank. Any change in wire redemption directions requires a signature guarantee from an appropriate guarantor. In order to sell shares on the day you place the order, the transfer agent must receive your instructions to sell before the close of regular trading on the NYSE. Redemption instructions for Zweig Government Cash Fund must be received before 2:00 p.m. New York time in order to wire the proceeds to you that day.

The maximum amount that may be redeemed for joint accounts by telephone is $10,000 for individual accounts ($25,000 for joint accounts). Neither the Zweig Mutual Funds, the distributor, nor the transfer agent will be liable for any loss in acting on telephone instructions reasonably believed to be authentic. In the event of a fraudulent telephone redemption, the investor will bear the risk of loss. Because the funds may otherwise be liable for any losses due to unauthorized or fraudulent instructions, reasonable procedures are employed to confirm that instructions given by phone are genuine. These include: requiring a form of personal identification from the caller and recording telephone instructions. For identification purposes, the transfer agent may require such information as it deems necessary before accepting redemption instructions.

During periods of extremely drastic economic or market changes, it may become difficult to implement a telephone redemption. In the event that you have difficulty reaching the transfer agent at its toll-free number, you should consider sending written redemption instructions in the manner explained above. We reserve the right to refuse telephone redemption requests and to limit their amount or frequency. If, however, we determine not to accept a telephone redemption request, we will seek to advise you promptly of that decision and, to the extent feasible, will communicate that decision by telephone.

Redemptions normally will be made in cash. Redemptions also may be made in kind pursuant to an election under Rule 18f-1 of the Investment Company Act of 1940 (the 1940 Act), as discussed more fully in the SAI. Rights of redemption may be suspended if the NYSE is closed, other than customary weekend or holiday closings, or for such other periods as the Securities and Exchange Commission has permitted.

Reinstatement privilege. If your have made a partial or complete redemption of shares, you may reinvest all or part of the redemption proceeds and receive a pro rata credit for any CDSC or initial sales charge paid, provided the reinvestment is made within 30 days after the redemption. You may exercise this privilege only once a year.

Systematic cash withdrawal programs. If your account has $5,000 or more, you may set up a program to receive a specific amount in cash either monthly or quarterly. Contact your investment professional or complete the application form in this prospectus. Under these programs, all distributions must be reinvested. Purchasing additional shares while receiving payments under these programs ordinarily will be disadvantageous because of sales charges. Shares redeemed may be subject to a CDSC. We may modify or terminate these programs at any time. If an account registration is changed, this feature will be terminated unless its continuance is specifically requested.

Minimum account size. If your account balance falls below $1,000 as a result of redeeming shares, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your balance, we reserve the right to close your account and send the proceeds to you. Your shares will be redeemed at the net asset value on the day your account is closed. We normally will not close an account maintained in connection with a tax-deferred retirement plan.

EXCHANGE PRIVILEGE

You can exchange shares of one Zweig Mutual Fund for shares of the same class of another fund distributed by Zweig Securities Corp. at their respective net asset values (except that Class A Shares of Zweig Government Cash Fund purchased without a sales charge are exchangeable at net asset value plus the applicable sales charge). All exchanges are effected as of the close of regular trading on the NYSE. You can exchange shares either through your investment professional or, if the shares are registered in your name, through the transfer agent. You may exchange through the transfer agent by mail, telephone, or systematically on the 15th day of each month or quarter (see the application form in this Prospectus).

Each exchange is a sale of shares of one fund and a purchase of the same class of shares of another fund. An exchange may produce a gain or a loss for tax purposes, and is subject to the terms and conditions applicable to telephone redemptions and the minimum investment requirement of each fund. We reserve the right to reject any exchange request, or to modify or terminate exchange privileges upon 60 days' written notice to shareholders.

NET ASSET VALUE
Each fund determines the net asset value of each class of its shares on each day that the NYSE is open. Net asset values are calculated as of the close of regular trading on the NYSE and as of 2:00 p.m. New York time for Zweig Government Cash Fund shares.

We value portfolio securities at market value when quotations are readily available. We value securities for which market quotations are not readily available at fair value as determined using procedures determined by the Board of Trustees. In addition, if the values have been materially affected by events occurring after the closing of a foreign market, assets may be valued by a method that the Board of Trusteed believes accurately reflects fair value. We value foreign forward currency contracts using forward currency exchange rates supplied by a quotation service. We value short-term obligations having a remaining maturity of 60 days or less at amortized cost (which approximates market value). Zweig Government Cash Fund attempts to stabilize the net asset value of its shares at $1.00 and uses the amortized cost method to value all its securities.

DISTRIBUTIONS AND TAXES
Dividends of net investment income are declared and payable as follows:

Name of Zweig Fund                  Declared                Payable
-------------------------     --------------------     -----------------
Government                          Monthly                 Monthly
Strategy, Growth & Income
  and Managed Assets             Semi-annually           Semi-annually
Appreciation and Foreign
Equity                         At least annually       At least annually
Government Cash               Daily at 2pm NY time          Monthly

Any net realized capital gains will be paid at least annually, except that net short-term capital gains may be paid more frequently, together with the dividends from net investment income.

Distributions are declared separately for each class of shares of a fund. Distributions will be reinvested at net asset value unless you elect to receive distributions in cash. If an account registration is changed, the cash election will be terminated unless its continuance is specifically requested. Shareholders who have elected to receive distributions in cash but whose accounts had two consecutive mailings returned as "undeliverable", will automatically have their future distributions reinvested at net asset value.

Because Class B and Class C Shares have higher 12b-1 fees, dividends on Class A Shares will be higher than dividends on Class B and Class C Shares of the same fund. Because Class I Shares have no 12b-1 fees, dividends on Class I Shares will be higher than dividends on Class A Shares of the same fund.


Each of our funds intends to qualify as a regulated investment company for federal income tax purposes so long as, in management's view, such qualification is in the shareholders' interest. We intend to distribute all of a fund's income and net capital gains so as to be relieved of federal taxes. Distributions of income and short-term capital gains are taxed as dividends. for noncorporate taxpayers, long-term capital gains (defined as gains realized upon the sale of assets held more than 18 months) are subject to a maximum tax rate of 20% (10% for individuals in the 15% tax bracket). Gains realized upon the sale of assets held more than 12 months but not more than 18 months are now considered medium-term gains subject to a maximum tax rate of 28% (15% for individuals in the 15% tax bracket). Distributions are taxable when paid, whether taken in cash or reinvested, except that distributions declared in November and December and paid in January are taxable as if paid on December 31st.


You should receive by January 31 of each year, a statement showing the tax status of your distributions for the prior year and the proceeds of your redemptions (including exchanges), if any. When you sell your shares, their tax basis is the total of your cash investments plus all distributions that have been reinvested, less any return of capital distributions. To assist you in determining your tax basis, please keep your year-end account statements with your other tax records.

The foregoing is a summary of certain federal income tax consequences. Be sure to consult your own tax adviser to determine the precise effect of your investments in our funds on your particular tax situation, and any state and local tax consequences.

THE DISTRIBUTOR
Zweig Securities Corp. serves as principal distributor of shares of the Zweig Mutual Funds. At any given time, the distributor may incur expenses in distributing shares of the funds that are in excess of the total payments made by the funds under the Rule 12b-1 Plans for distribution (Class I Shares do not have a Rule 12b-1 Plan). Because there is no requirement that the distributor be reimbursed for all its expenses, or that a plan be continued from year to year, this excess does not constitute a liability of the funds. Although there is no legal obligation for the funds to pay expenses in excess of payments made to the distributor under the plans, if for any reason a plan is terminated, the Board of Trustees will consider the manner in which to treat such expenses. Any cumulative unreimbursed expenses may or may not be recovered through future distribution fees. If the distributor receives any Rule 12b-1 payments in excess of actual distribution expenses (a situation which has not occurred to date), the difference could be viewed as profit to the distributor for that year. Accordingly, the Trust's Class A, B, and C Rule 12b-1 Plans are classified as compensation plans.

A service fee equal to 0.25% may be paid to financial services firms, including NASD member firms that have signed agreements for continuous personal service by such firms to investors in the funds. NASD member firms may also be paid a portion of the asset-based sales charges on Class C Shares, so that these dealers receive such reallowances at the following aggregate annual rates: (i) 0.25% commencing from date of purchase for the Class A Shares, (ii) 0.25% commencing one year after purchase for the Class B Shares, and (iii) 0.95% (0.70% and 0.25% for the Zweig Government Fund and Zweig Government Cash Fund, respectively) commencing one year after purchase for the Class C Shares.

THE MANAGER AND MANAGEMENT FEE
The investments of the Zweig Mutual Funds are managed by Zweig/Glaser Advisers. The general partners of Zweig/Glaser Advisers are: Glaser Corp., a Delaware corporation controlled by Eugene J. Glaser, and Zweig Management Corp., a Delaware corporation controlled by Dr. Zweig.


The manager's fee is based on the average daily net assets of each fund at the following annual rates: Zweig Strategy Fund and Zweig Growth & Income Fund, 0.75%; Zweig Appreciation Fund, Zweig Managed Assets and Zweig Foreign Equity Fund, 1.00%; Zweig Government Fund 0.60%; and Zweig Government Cash Fund, 0.50%. These rates are constant and do not diminish with an increase in the net assets of a fund. The management fees are comparable to the fees paid by mutual funds with similar investment policies.

In addition to managing the funds' investments, Zweig/Glaser Advisers also: makes recommendations with respect to the funds' business affairs; furnishes certain administrative services, office space and equipment; and permits its employees to serve as the officers of the Trust without additional compensation from the funds. All other expenses incurred in the operation of the funds, a detailed list of which appears in the SAI, are borne by the funds.


Brokerage Transactions. To buy and sell securities for the Zweig Mutual Funds, Zweig/Glaser Advisers may use its broker/dealer affiliates or other firms that sell shares of the funds, provided they have the execution capability and that their commission rates are comparable to those of other unaffiliated broker/dealers.


ORGANIZATION OF THE FUNDS
The Trust was established as a Massachusetts business trust on September 24, 1984, and reorganized as a Delaware business trust on April 30, 1996. The Board of Trustees directs the management of the business of the Trust. The Board has duties and responsibilities comparable to those of the boards of directors of corporations, not to those of trustees under customary trust principles. The Trustees oversee the Trust's activities, elect the officers of the Trust who are responsible for its day-to-day operations, review contractual arrangements with the companies that provide services to the Trust, and review investment performance.

The Trust, an open-end, diversified, management investment company, has an unlimited number of shares of beneficial interest which, without shareholder approval, may be divided by the Trustees into an unlimited number of classes and funds. Voting rights are based on a shareholder's total dollar interest in a Series and are thus allocated in proportion to the value of each shareholder's investment. Shares vote together on matters that concern the entire Trust, or by individual fund or class when the Board of Trustees determines that the matter affects only the interests of a particular fund or class.

PERFORMANCE INFORMATION
Except for Zweig Government Cash Fund, the net asset value of a fund will fluctuate from day to day. This fluctuation reflects the composition of the fund's portfolio, as well as changes in market conditions, company and economic developments, interest rates, and other factors. Performance will reflect our skill in managing each fund's portfolio, the period of time you hold your investment, and the class of shares and its annual operating expenses. When you sell your shares, they may be worth more or less than what you paid for them.

Advertisements for the Zweig Mutual Funds may include:

     Maximum NAV decline since a fund's inception, or for shorter periods. See Measuring Risk for the maximum NAV declines of Zweig Mutual Funds compared to declines for the same period of the average comparable fund and a benchmark.

     Total return for the most recent one-, five- and ten-year periods, and since the inception of a class of shares through the most recent calendar quarter. Total return also may be presented for other periods, or be based on an investment at reduced sales charge levels. Total return does not include the effect of taxes and does not predict future performance.

     Yield, or the rate of income earned, expressed as a percentage of a fund's share price. We calculate yield according to accounting methods that are standardized for all stock and bond mutual funds. We express yield as an annualized percentage rate based on the share price at the end of the 30-day period. This yield does not reflect gains or losses from selling securities or from transactions in options and futures contracts. Yield accounting methods differ from methods used for other accounting purposes. Yield figures are based on historical earnings and are not intended to indicate future performance.

     Seven-day current yield for the Zweig Government Cash Fund refers to the income generated by an investment in the fund over a seven-day period specified in the advertisement. This income is assumed to be generated each week for 52 weeks. This 52-week income is then shown as a percentage of the investment.

     Effective yield is calculated similarly to yield or seven-day current yield but, when annualized, the income earned is assumed to be reinvested.

We also may include in advertising or marketing materials data from financial and other publications and reference surveys that deal with industry or investment statistics. The SAI lists the principal industry publications.

The following is an assessment of the 1997 performance of Class A, Class B and Class C Shares of each of the Zweig Mutual Funds (other than Zweig Government Cash Fund). We've included a graph comparing each fund's performance since inception with benchmarks.















                  [GRAPH APPEARS HERE--SEE PLOT POINTS BELOW]

Comparison of change in value of a $10,000 investment in Zweig Strategy Fund Class A Shares, the Standard & Poor's 500 Index and the Consumer Price Index for the period ended December 31, 1997.


                  Zweig Strategy Fund    S&P 500 Index    Consumer Price Index

Dec. 29, 1989            9,450               10,000               10,000
1989                     9,466               10,078               10,010
1990                     9,261                9,690               10,636
1991                    11,431               12,660               10,953
1992                    12,301               13,623               11,278
1993                    14,134               15,003               11,587
1994                    14,295               15,198               11,895
1995                    17,885               20,903               12,164
1996                    20,211               25,700               12,568
1997                    23,863               34,271               12,782

AVERAGE ANNUAL TOTAL RETURN -- CLASS A SHARES

1 year      5 year     from inception on 12/29/89
18.07%      14.18%     12.26%

CLASS B and CLASS C SHARES -- Zweig Strategy Fund also offers Class B and Class C Shares. The performance of Class B and Class C Shares will be greater or less than Class A Shares depending on sales charges, fees and the length of time the shares are held.

AVERAGE ANNUAL TOTAL RETURN -- CLASS B SHARES

1 year            from inception on 4/8/96
17.33%            14.58%

AVERAGE ANNUAL TOTAL RETURN -- CLASS C SHARES

1 year            5 year            from inception on 2/4/92
17.30%            13.39%            12.32%


Past performance is not predictive of future results.

ZWEIG STRATEGY FUND
The fund's Class A Shares returned 18.07% in 1997. Class B and C Shares returned 17.33% and 17.30%, respectively. Large-company stocks beat most active managers by a wide margin, and our performance reflects the fact that we held more medium-sized companies than large companies. Our gain was also limited by our market exposure, which was below 60% for most of the first half of the year, as the risk of an overheating economy and Federal Reserve tightening kept our research cautious. But fundamentals and relative value came to the fore in the second half of 1997. As a result, the performance of our stock selection model picked up, greatly improving our results.


                  [GRAPH APPEARS HERE--SEE PLOT POINTS BELOW]

ZWEIG APPRECIATION FUND
Comparison of change in value of a $10,000 investment in Zweig Appreciation Fund Class A Shares, the Russell 2000 Index and the Consumer Price Index for the period ended December 31, 1997.

                        Zweig
                  Appreciation Fund   Russell 2000 Index   Consumer Price Index

Oct. 7, 1991            9,450               10,000                 10,000
1991                   10,088               11,000                 10,088
1992                   10,980.8             12,500                 10,388
1993                   12,750               15,000                 10,673
1994                   12,350               14,500                 10,958
1995                   14,500               18,750                 11,206
1996                   16,500               22,500                 11,578
1997                   21,900               27,398                 11,775

AVERAGE ANNUAL TOTAL RETURN -- CLASS A SHARES
1 year            5 year            from inception on 10/7/91
23.83%            14.79%            14.42%

CLASS B and CLASS C SHARES -- Zweig Appreciation Fund also offers Class B and Class C Shares. The performance of Class B and Class C Shares will be greater or less than Class A Shares depending on sales charges, fees and the length of time the shares are held.

AVERAGE ANNUAL TOTAL RETURN -- CLASS B SHARES
1 year            from inception on 4/8/96
22.97%            19.69%

AVERAGE ANNUAL TOTAL RETURN -- CLASS C SHARES
1 year            5 year            from inception on 2/4/92
23.01%            14.00%            12.74%

Past performance is not predictive of future results.




























The fund's Class A Shares returned 23.83% in 1997. Class B and C Shares returned 22.97% and 23.01%, respectively. Though our market exposure remained below 60% for almost the entire first half of the year, we lost only minimal ground to our benchmarks and our fully invested peers. That's because of strong stock selection and the fact that the minor March-April market pullback hit many small-company managers hard, as technology stocks were devastated. Our stock selection remained strong in the second half as we increased investment exposure, ultimately to 100%.

ZWEIG MANAGED ASSETS


                  [GRAPH APPEARS HERE--SEE PLOT POINTS BELOW]


Comparison of change in value of a $10,000 investment in Zweig Managed Assets Class A Shares and Class C Shares, a benchmark 50/50 Blend of the Morgan Stanley Country Index-World and the Salomon Currency Hedged World Government Bond Index, and the Consumer Price Index for the period ended December 31, 1997.

                Zweig Managed Assets Class A     Zweig Managed Assets Class C     Consumer Price Index      50/50 Blend
Feb. 8, 1993               9,450                            10,000                        10,000              10,000
Dec. 31, 1993             10,582                            11,009                        10,252              11,314
Dec. 31, 1994             10,272                            10,606                        10,526              11,309
Dec. 31, 1995             11,942.2                          12,244                        10,764              13,390
Dec. 31, 1996             13,112.6                          13,350                        11,121              14,773
Dec. 31, 1997             15,141                            15,308                        11,310              15,845

AVERAGE ANNUAL TOTAL RETURN -- CLASS A SHARES

1 year       from inception on 2/8/93
15.47%       10.11%

CLASS B SHARES -- Zweig Managed Assets also offers Class B Shares.
The performance of Class B Shares will be greater or less than Class A Shares depending on sales charges, fees and the length of time the shares are held.

AVERAGE ANNUAL TOTAL RETURN -- CLASS B SHARES

1 year       from inception on 4/8/96
14.67%       13.81%

AVERAGE ANNUAL TOTAL RETURN -- CLASS C SHARES

1 year       from inception on 2/8/93
14.67%       9.34%

Past performance is not predictive of future results.



The fund's Class A Shares returned 15.47% in 1997. Class B and C Shares both returned 14.67%. During the year, our foreign country models picked up rising interest rates in Europe and Asia, as well as deteriorating market momentum. We reduced our exposure to many countries before stocks declined around the world early in the fourth quarter. In the U.S., we bought stocks at lower prices following a market decline, while many other funds suffered losses. Our U.S. bond model was very bullish, reflecting the flight to quality that followed equity and currency market turbulence.

ZWEIG GROWTH & INCOME FUND


             [GRAPH APPEARS HERE--PLEASE PROVIDE PLOT POINTS BELOW]

Comparison of change in value of a $10,000 investment in Zweig Growth & Income Fund Class A Shares and Class C Shares, the Standard & Poor's 500 Index and the Consumer Price Index for the period ended December 31, 1997.

             Zweig Growth & Income   Zweig Growth & Income                       Consumer
                 Fund Class A            Fund Class C        S&P 500 Index     Price Index
Dec. 29, 1989        9450                    10000              10000             10000
Dec. 29, 1996        9450                    10000               9900             10010
Dec. 29, 1997       11680                    12266              13092             10195

AVERAGE ANNUAL TOTAL RETURN -- CLASS A SHARES

1 year            from inception on 11/26/96
23.12%            21.26%

CLASS B SHARES -- Zweig Growth & Income Fund also offers Class B Shares. The performance of Class B Shares will be greater or less than Class A Shares depending on sales charges, fees and the length of time the shares are held.

AVERAGE ANNUAL TOTAL RETURN -- CLASS B SHARES

1 year            from inception on 11/26/96
22.29%            20.45%

AVERAGE ANNUAL TOTAL RETURN -- CLASS C SHARES

1 year            from inception on 11/26/96
22.15%            20.43%

Past performance is not predictive of future results.

The fund's Class A Shares returned 23.12% for 1997, the fund's first full year. Class B and C Shares returned 22.29% and 22.15%, respectively. The outperformance of growth stocks in general -- and the ones we own in particular -- during the second and third quarters of 1997 boosted our returns. Although we had a low market exposure for the first half of the year, we were able to capture the bulk of the gains of the average fund for the full year, giving us a good start toward accomplishing our long-term goal of superior risk-adjusted returns.

ZWEIG FOREIGN EQUITY FUND

From its inception in November 1997 through the end of the year, the fund's Class A Shares posted a gain of 1.09%. The fund's Class B and C Shares both returned 1.03%. The fund applies the risk-averse Zweig approach to investing in non-U.s. stocks. At the time of the fund's inception, most of our foreign country models were calling for caution. Since we saw risk all around the globe, we launched the fund with a market exposure of only 21%. December brought recovery in several European countries, which encouraged us to increase our market exposure to 66% by year-end.



ZWEIG GOVERNMENT FUND


                  [GRAPH APPEARS HERE--SEE PLOT POINTS BELOW]


Comparison of change in value of a $10,000 investment in Zweig Government Fund Class A Shares, Lehman Government Bond Index and the Consumer Price Index for the period ended December 31, 1997.

                   Zweig Government Fund     Lehman Composite Government Index     Consumer Price Index
Mar. 25, 1985               9,525                          10,000                         10,000
1985                       10,960.1                        11,792.8                       10,253
1986                       12,080                          13,598.4                       10,375
1987                       11,860.6                        13,897                         10,834
1988                       12,462                          14,874.3                       11,311
1989                       14,073.6                        16,991.5                       11,836
1990                       14,966.7                        18,472                         12,576
1991                       17,157.8                        21,303                         12,951
1992                       17,932.2                        22,843                         13,335
1993                       19,487                          25,278                         13,701
1994                       18,936                          24,423                         14,067
1995                       21,556.7                        28,903                         14,385
1996                       21,466.2                        29,703                         14,863
1997                       23,274                          32,553                         15,116


AVERAGE ANNUAL TOTAL RETURN -- CLASS A SHARES
1 year      5 year      from inception on 3/25/85
8.42%       5.67%       7.24%

CLASS B and CLASS C SHARES -- Zweig Government Fund also offers Class B and Class C Shares. The performance of Class B and Class C Shares will be greater or less than Class A Shares depending on sales charges, fees and the length of time the shares are held.

AVERAGE ANNUAL TOTAL RETURN -- CLASS B SHARES

1 year        from inception on 4/8/96
7.55%         6.78%

AVERAGE ANNUAL TOTAL RETURN -- CLASS C SHARES

1 year      5 year from inception on 2/4/92
7.86%       5.13%
5.41%

Past performance is not predictive of future results.

The fund's Class A Shares returned 8.42% for 1997. Class B and C Shares returned 7.55% and 7.86%, respectively. Our bond model responded to the bull market early, causing us to increase our duration to 6.1 years, a fairly high reading for us. As the turmoil of foreign markets spread to the U.S., many investors bought bonds in an attempt to protect their investments. Although the fund lagged the market for the first six months, we enjoyed the gains of the second half and almost kept pace with our peers for the full year.

TABLE OF CONTENTS


About the Funds
  Fee Table                                           2
  Financial Highlights                                3
  Our Investment Style                                6
  Investment Objectives                               6
  Dr. Martin E. Zweig                                 7
  The Portfolio Managers                              8
  How We Select Stocks                                8
  How We Select Bonds and Manage Interest Rate
    Risk                                              8
  Other Securities                                    9
  Other Investment Policies                          10
  Risk Factors                                       10
About Your Account
  Year 2000 Preparedness                             15
  Choosing Among Classes When Purchasing Shares      15
  How to Invest in the Zweig Mutual Funds            19
  How To Sell Your Zweig Mutual Fund Shares          19
  Exchange Privilege                                 21
  Net Asset Value                                    21
  Distributions and Taxes                            21
Other Information
  The Distributor                                    22
  The Manager and Management Fee                     22
  Organization of the Funds                          23
  Performance Information                            23


Investment Manager
Zweig/Glaser Advisers
900 Third Avenue, 31st Floor
New York, New York 10022-4728

Custodian
The Bank of New York
48 Wall Street
New York, New York 10015

Transfer Agent and Dividend Paying Agent
State Street Bank and Trust Company
P.O. Box 8505
Boston, Massachusetts 02266-8505

Independent Accountants
Coopers & Lybrand L.L.P.
1301 Avenue of the Americas
New York, New York 10019

Counsel
Shearman & Sterling
599 Lexington Avenue
New York, New York 10022

Principal Distributor
Zweig Securities Corp.
900 Third Avenue, 31st Floor
New York, New York 10022-4728

No dealer, salesperson or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, in connection with the offer contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Trust, the Investment Manager or the Distributor. This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.



Zweig
Series Trust
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       PROSPECTUS
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          .       Zweig Strategy Fund
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          .     Zweig Appreciation Fund
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          .    Zweig Growth & Income Fund
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          .      Zweig Managed Assets
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          .    Zweig Foreign Equity Fund
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          .      Zweig Government Fund
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          .    Zweig Government Cash Fund
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     (down arrow)
     May 1, 1998

                               ZWEIG SERIES TRUST

             900 Third Avenue, 31st Floor, New York, N.Y. 10022-4728


                       STATEMENT OF ADDITIONAL INFORMATION
                                   May 1, 1998

      ZWEIG SERIES TRUST (the "Trust" ), a Delaware business trust, is a professionally managed, open-end, diversified, investment company which offers investors the opportunity to invest in seven mutual funds, or "Series". A copy of its Agreement and Declaration of Trust is on file with the Secretary of State of the State of Delaware.
     Each Series is a separate mutual fund which has distinct investment objectives and policies. A shareholder's interest is limited to the Series and to the Class in which she or he owns shares. The seven Series are: Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Growth & Income Fund; Zweig Managed Assets, Zweig Foreign Equity Fund, Zweig Government Fund, and Zweig Government Cash Fund (formerly named Zweig Cash Fund) (each a "Series" ).

     This Statement of Additional Information, which should be kept for future reference, is not a prospectus. It should be read in conjunction with the Prospectus of the Trust (the "Prospectus" ), dated May 1, 1998, which can be obtained without cost by calling or writing the Trust at the telephone number and address printed on this cover page. This Statement of Additional Information is intended to provide you with further information about the Trust.

                               Zweig Series Trust
                           (Toll Free 1-800-272-2700)


  TABLE OF CONTENTS                                                                      Page
   INVESTMENT OBJECTIVES AND POLICIES.................................................     2
   INVESTMENT RESTRICTIONS............................................................     2
   PURCHASE AND REDEMPTION OF SHARES..................................................    11
   REINSTATEMENT PRIVILEGE ...........................................................    12
   EXCHANGE PRIVILEGE ................................................................    12
   INVOLUNTARY REDEMPTIONS............................................................    12
   RETIREMENT PLANS...................................................................    12
   NET ASSET VALUE AND TAXES..........................................................    12
   TRUSTEES AND OFFICERS OF THE TRUST.................................................    15
   CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES................................    17
   INVESTMENT MANAGEMENT AND OTHER SERVICES...........................................    18
         Manager .....................................................................    18
         Distributor..................................................................    19
         Distribution Plans...........................................................    19
         Custodian, Fund Accounting Agent, Transfer Agent and Dividend Paying Agent...    21
         Independent Accountants......................................................    21
         Counsel......................................................................    21
   PORTFOLIO TRANSACTIONS AND BROKERAGE...............................................    21
   YIELD AND PERFORMANCE INFORMATION..................................................    23
   REGISTRATION STATEMENT.............................................................    25
   FINANCIAL STATEMENTS...............................................................    25
   APPENDIX I.........................................................................    25

INVESTMENT OBJECTIVES AND POLICIES

         The Trust's investment objectives and policies and permitted investments are described in the Prospectus under the headings "Investment Objectives," "How We Select Stocks," "How We Select Bonds and Manage Interest Rate Risk" and "Risk Factors". The investment objectives described in the first sentence under the name of each fund under the caption Investment Objectives in the prospectus, except for those of Zweig Managed Assets, are fundamental. In the case of Zweig Strategy Fund, its investment objectives are further amplified in that the primary investments of the fund are stocks with a minimum market capitalization (the total value of their shares) of $400 million, average daily trading volume of 50,000 shares or $425 million of total assets, that the portfolio manager considers to be comparable to the stocks included in the Standard & Poor's 500 Index. These stocks are traded on the New York Stock Exchange, the American Stock Exchange, over the counter or on foreign exchanges. The fundamental policies can be changed only by vote of a majority of the outstanding shares of a fund. A majority for the purpose of changing a fundamental policy is defined as the lesser of either: (a) 67% of the shares represented at a meeting if more than 50% of all shares are represented, or (b) more than 50% of all outstanding shares. We do not anticipate that Zweig Managed Assets will change its objectives. If the fund should change its investment objective, we will notify shareholders 30 days prior to making the change. As stated in the Prospectus, a shareholder's voting rights are based on the shareholder's total dollar interest in a Series and are thus allocated in proportion to the value of each shareholder's investment.

         There can be no assurance that a Series' investment objectives will be achieved. Set forth below is additional information with respect to the investment policies and a description of certain financial instruments and techniques utilized by certain Series. The Board of Trustees, which has the primary responsibility for the overall management of the Zweig Mutual Funds, has determined that, while there are certain risks inherent in some of these, including futures, options, currency exchange contracts and short sales, Zweig/Glaser Advisers has demonstrated its expertise and ability to use these hedging techniques effectively. The flexibility and potential for enhanced long-term performance and risk reduction provided by such investment techniques warrant their use, in the opinion of the Board of Trustees.

REPURCHASE AGREEMENTS (ALL SERIES)

     Repurchase agreements involve purchases of securities by a Series. In such a transaction, at the time the Series purchases the security, it simultaneously agrees to resell and redeliver the security to the seller who also simultaneously agrees to buy back the security at a fixed price and time. This assumes a predetermined yield for the Series during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such transactions afford an opportunity for the Series to invest temporarily available cash. Repurchase agreements may be considered loans to the seller collateralized by the underlying securities. The risk to the Series is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Series is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Series could incur a loss of both principal and interest. The manager monitors the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Series. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Series to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws. Except for temporary defensive purposes, no Series other than Zweig Government Cash Fund intends to invest more than 20% of its assets in repurchase agreements.


OPTIONS (ALL SERIES EXCEPT ZWEIG CASH FUND)
     When a Series writes an option, an amount equal to the premium received by the Series is recorded as an asset and as an offsetting liability. The amount of the liability is "marked-to-market" daily to reflect the current market value of the option, which is the last sale price on the principal exchange on which such option is traded or, in the absence of a sale, the mean between the latest bid and offering prices. If an option written by Series expires, or a Series enters into a closing purchase transaction, such Series will realize a gain (or, in the latter case, a loss, if the cost of a closing transaction exceeds the premium received) and the liability related to such option will be extinguished.
     The premium paid by a Series for the purchase of a put option (its cost) is recorded initially as an investment, the value of which is subsequently adjusted to the current market value of the option. If the current market value of a put option exceeds its premium, the excess represents unrealized appreciation; conversely, if the premium exceeds the current market value, the excess represents unrealized depreciation. The current market value of an option purchased by a Series equals the option's last sale price on the principal exchange on which it is traded or, in the absence of a sale, the mean between the latest bid and offering prices.

     An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Series generally will purchase or write only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange may exist. In such event, it might not be possible to effect closing transactions in particular options, with the result that the Series would have to exercise its options in order to realize any profit and would incur transaction costs on the sale of underlying securities pursuant to the exercise of put options. If a Series, as a covered call option writer, is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise.
      Reasons for the absence of a liquid secondary market on an exchange include the following: (a) there may be insufficient interest in trading certain options; (b) restrictions may be imposed by an exchange on opening transactions or closing transactions or both; (c) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; (d) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (e) the facilities of an exchange or the Options Clearing Corporation (the "OCC" ) may not at all times be adequate to handle current trading volume; or (f) one or more exchanges might, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.
     In addition, there is no assurance that higher-than-anticipated trading activity or other unforeseen events might not, at times, render certain of the facilities of the OCC inadequate, and thereby result in the institution by an exchange of special procedures which may interfere with the timely execution of customers' orders.
     The amount of the premiums which a Series may pay or receive may be adversely affected as new or existing institutions, including other investment companies, engage in or increase their option purchasing and writing activities.
     In the event of a shortage of the underlying securities deliverable on exercise of a listed option, the OCC has the authority to permit other, generally comparable securities to be delivered in fulfillment of option exercise obligations. If the OCC exercises its discretionary authority to allow such other securities to be delivered, it may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

FUTURES CONTRACTS (ALL SERIES EXCEPT ZWEIG CASH FUND)
      Upon entering into a futures contract, a Series will initially be required to deposit with the custodian an amount of initial margin using cash or U.S. Treasury bills equal to approximately 1 1/2% of the contract amount. The nature of initial margin in futures transactions is different from that of margin in securities transactions in that futures contract initial margin does not involve the borrowing of funds by customers to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Series upon termination of the futures contract, assuming all contractual obligations have been satisfied. In addition to initial margin, the Series is required to deposit cash, liquid debt obligations, liquid equity securities or cash equivalents in an amount equal to the notional value of all long futures contracts, less the initial margin amount, in a segregated account with the custodian to ensure that the use of such futures contracts is not leveraged. If the value of the securities placed in the segregated account declines, additional securities, cash or cash equivalents must be placed in the segregated account so that the value of the account will at least equal the amount of the Series' commitments with respect to such futures contracts.
     Subsequent payments, called maintenance margin, to and from the broker, will be made on a daily basis as the price of the underlying security fluctuates, making the long and short positions in the futures contract more or less valuable, a process known as marking to the market. For example, when the Series has purchased a futures contract and the price of the underlying security has risen, that position will have increased in value and the Series will receive from the broker a maintenance margin payment equal to that increase in value. Conversely, when the Series has purchased a futures contract and the price of the underlying security has declined, the position would be less valuable and the Series would be required to make a maintenance margin payment to the broker. At any time prior to expiration of the futures contract, the Series may elect to close the position by taking an opposite position which will operate to terminate the Series' position in the futures contract. A final determination of maintenance margin is then made, additional cash is required to be paid by or released to the Series, and the Series realizes a loss or a gain.
     While futures contracts based on securities do provide for the delivery and acceptance of securities, such deliveries and acceptances are very seldom made. Generally, the futures contract is terminated by entering into an offsetting transaction. An offsetting transaction for a futures contract sale is effected by the Series entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument with the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Series immediately is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sales price, the Series pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Series entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Series realizes a gain, and if the purchase price exceeds the offsetting price, the Series realizes a loss.
     There are several risks in connection with the use of futures contracts as a hedging device. One risk arises due to the imperfect correlation between movements in the price of the futures contracts and movements in the price of the subject of the hedge. The price of the futures contract may move more than or less than the price of the securities or currency being hedged.
     If the price of the futures contracts moves less than the price of the securities or currency hedged, the hedge will not be fully effective, but, if the price of the securities or currency being hedged has moved in an unfavorable direction, the Series would be in a better position than if it had not hedged at all. If the price of the securities or currency being hedged has moved in a favorable direction, this advantage will be partially offset by the movement in the price of the futures contract. If the price of the futures contract moves more than the price of the security or currency, the Series will experience either a loss or gain on the futures which will not be completely offset by movements in the prices of the securities or currency which is the subject of the hedge.
     To compensate for the imperfect correlation of such movements in price, the Series may buy or sell futures contracts in a greater dollar amount than the dollar amount of the securities or currency being hedged if the historical volatility of the prices of such securities or currency has been greater than the historical volatility of the futures contracts. Conversely, the Series may buy or sell fewer futures contracts if the historical volatility of the price of the securities or currency being hedged is less than the historical volatility of the futures contracts.
     It is also possible that, where a Series has sold futures to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Series' portfolio may decline. If this occurred, the Series would lose money on the futures contracts and also experience a decline in value in its portfolio securities. However, while this could occur for a very brief period or to a very small degree, over time the value of a diversified portfolio will tend to move in the same direction as the futures contracts.
   Where futures are purchased to hedge against a possible increase in the cost of securities before a Series is able to invest its cash (or cash equivalents) in an orderly fashion, it is possible that the market may decline instead; if the Series then concludes not to invest in the relevant securities at that time because of concern as to possible further market decline or for other reasons, the Series will realize a loss on the futures contract that is not offset by a reduction in the price of securities purchased.
     Another risk arises because the market prices of futures contracts may be affected by certain factors. First, all participants in the futures market are subject to initial margin and maintenance margin requirements. Rather than meeting maintenance margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the debt securities and futures markets. Second, from the point of view of speculators, the margin requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may also cause temporary price distortions.
     Due to the possibility of price distortion in the futures market and because of the imperfect correlation between movements in securities and movements in the prices of futures contracts, a correct forecast of interest rate trends by the Manager may still not result in a successful hedging transaction over a very short period of time.
     The hours of trading for futures contracts may not conform to the hours during which the underlying securities are traded. To the extent that the futures contracts markets close after the markets for the underlying securities, significant price movements can take place in the futures contracts markets that cannot be reflected in the markets of the underlying securities.
     Positions in futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Trust intends to purchase or sell futures only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. In such event, it may not be possible to close a futures position and, in the event of adverse price movements, the Series would continue to be required to make daily cash payments of maintenance margin. However, in the event futures contracts have been used to hedge portfolio securities, such securities will not be sold until the futures contracts can be terminated. In such circumstances, an increase in the price of the securities, if any, may partially or completely offset losses on the futures contract. However, as described above, there is no guarantee that the price of the securities will, in fact, correlate with the price movements in the futures contract and thus provide an offset to losses on a futures contract.
     Successful use of futures contracts by the Trust is also subject to the Manager's ability to correctly predict movements in the direction of interest rates and other factors affecting markets for securities. For example, if a Series has hedged against the possibility of an increase in interest rates which would adversely affect securities held in its portfolio and prices of such securities increase instead, the Series will lose part or all of the benefit of the increased value of its securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Series has insufficient cash, it may have to sell securities to meet maintenance margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. The Series may have to sell securities at a time when it may be disadvantageous to do so.


FOREIGN SECURITIES
      A Series may invest in securities of foreign issuers, including equities and non-U.S. dollar-denominated money market securities, and sponsored and unsponsored ADRs, ADSs, EDRs, EDSs, GDRs, and GDSs. Shareholders should consider carefully the substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments.
         Although the Trust intends to invest only in nations that the Manager considers to have relatively stable and friendly governments, there is the possibility of expropriation, nationalization, repatriation or confiscatory taxation, taxation of income earned in a foreign country and other foreign taxes, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments which could affect investments in securities of issuers in those nations. In addition, in many countries there is less publicly available information about issuers than is available for U.S. companies. For example, ownership of unsponsored ADRs may not entitle the owner to financial or other reports from the issuer to which it might otherwise be entitled as the owner of a sponsored ADR. Moreover, foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to U.S. companies. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. Foreign securities transactions may also be subject to higher brokerage costs than domestic securities transactions. The foreign securities markets of many of the countries in which the Series may invest may also be smaller, less liquid and subject to greater price volatility than those in the United States. In addition, the Series may encounter difficulties or be unable to pursue legal remedies and obtain judgment in foreign courts.
         Foreign stock markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when assets of the Series are uninvested and no return is earned thereon. The inability of the Series to make intended security purchases due to settlement problems could cause the Series to miss attractive investment opportunities. Further, the inability to dispose of portfolio securities due to settlement problems could result either in losses because of subsequent declines in the value of the portfolio security or, if the Series has entered into a contract to sell the security, in possible liability to the purchaser. Fixed commissions on some foreign securities exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Manager will endeavor to achieve the most favorable net results on the Series's portfolio transactions. It may be more difficult for the Series's agents to keep currently informed about corporate actions such as stock dividends or other matters that may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of gross domestic product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payments position. The Manager seeks to mitigate the risks to the Series associated with the foregoing considerations through diversification and continuous professional management.
         Brokerage commissions, custodial services, and other costs relating to investment in foreign countries are generally more expensive than in the United States. Clearance and settlement procedures on foreign markets are different and problems with settling security transactions could result in temporary periods when assets of the fund are uninvested and no return is earned on such amounts.
         Depository receipts are typically issued by foreign banks or trust companies, although they may also be issued by U.S. banks or trust companies, and evidence ownership of underlying securities issued by either a foreign or a U.S. corporation. Depository receipts may be issued pursuant to a sponsored program, where an issuer has made arrangements to have its securities traded in the form of depository receipts, or in unsponsored programs, where the issuer may not be directly involved in the creation of the program. Depository receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. In addition, the issuers of the securities underlying unsponsored depository receipts are not obligated to disclose material information in the U.S. and, therefore, there may be less information available regarding such issuers and there may not be a correlation between such information and the market value of the depository receipts. Depository receipts also involve the risks of other investments in foreign stocks, as discussed above.

INVESTMENT COMPANIES (ALL SERIES EXCEPT ZWEIG GOVERNMENT CASH FUND)

     Investments by the Trust in investment companies will be effected by independent investment managers, and the Trust will have no control over the investment management, custodial arrangements or operations of any investments made by such investment managers. Some of the funds in which a Series may invest could also incur more risks than would be the case for direct investments. For example, they may engage in investment practices that entail greater risks or invest in companies whose securities and other investments are more volatile. In addition, the funds in which a Series of the Trust invests may or may not have the same fundamental investment limitations as those of the Series itself. While a potential benefit of investing in closed-end investment companies would be to realize value from a decrease in the discount from net asset value at which some closed-end funds trade, there is also the potential that such discount could grow, rather than decrease.
     By investing in investment companies indirectly through the Trust, a shareholder of the investing Series will bear not only a proportionate share of the expenses of that Series (including operating costs and investment advisory and administrative fees) but also, indirectly, similar expenses of the investment companies in which the Series invests. A shareholder may also indirectly bear expenses paid by investment companies in which the Series invest related to the distribution of such investment companies' shares. Some of the open-end investment companies in which the Series may invest may limit the ability of shareholders (including a Series of the Trust) to redeem their shares.

      Closed-end investment companies frequently trade at a discount from net asset value. Only if the discount is sufficiently large will the additional income earned by a portfolio purchased at a discount offset the additional layer of expense. If shares of another investment company are purchased at a discount which subsequently declines, performance will be better than it would have been had the underlying instruments been purchased directly. Our funds will invest in another investment company only if the portfolio manager believes that the fund's investment objective will be furthered by doing so. No more than 10% of a fund's assets will be invested in other investment companies. No more than 5% will be invested in any one. Zweig Government Cash Fund will not normally invest in any other investment companies.
       Zweig Government Cash Fund may not invest in securities of investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets. The other Zweig Mutual Funds may not invest in investment companies except by purchase in the open market involving only customary brokers' commissions, in connection with a merger, consolidation, reorganization, or acquisition of assets, or as otherwise permitted by applicable law. Current law prohibits any Series from (i) owning more than 3% of the voting securities of any one investment company; (ii) investing more than 5% of its assets in the securities of any one investment company; or (iii) investing more than 10% of its assets in securities issued by investment companies. Any Series is also prohibited from owning more than 10% of the voting securities of a registered closed-end investment company. If the investment securities of another investment company were the only investment securities held by a Series, these restrictions would not apply to that Series. All Series may also invest in other investment companies to facilitate the implementation of a master-feeder structure.


ZWEIG STRATEGY FUND, ZWEIG APPRECIATION FUND AND ZWEIG GROWTH & INCOME FUND

The portfolio manager of Zweig Strategy Fund, Zweig Appreciation Fund and Zweig Growth & Income Fund uses proprietary computer-driven models developed by Dr. Zweig and his associates to choose stocks for those funds. The models evaluate and rank 3,000 stocks based primarily on earnings momentum, relative valuation, changes in analysts' earnings estimates, earnings growth, price momentum, cash flow trend, payout ratio trend and other market measurements. The stock selection models may evolve or be replaced by other techniques intended to select stocks with the potential for growth. We will notify shareholders of any material change to the stock selection models.



ZWEIG MANAGED ASSETS
         Each foreign country in which Zweig Managed Assets intends to invest has a currency model, as well as stock and bond models similar to those used for determining the domestic asset allocation strategy. We will normally allocate the Series's assets within the following parameters: 0-60% in stocks, 0-60% in bonds and 0-100% in short-term debt instruments. A neutral mix will consist of 35% stocks, 35% bonds and 30% cash equivalents. This will occur when the research indicates that conditions do not favor one asset class over another. The Series may use futures, forward currency contracts and options to increase or decrease its exposure to changing securities prices, interest rates or currency exchange rates.

ZWEIG FOREIGN EQUITY FUND

         The level of stocks and money market instruments, as well as the total level of investment in any particular country, will vary over time depending on the level of risk the Manager's models determine. As a model points to increasing levels of market risk in a particular country, we will reduce our exposure to that country by selling stocks, by hedging market exposure with foreign stock index futures or options or by selling short. The fund will not invest more than 15% of its assets in any one country.
         In selecting stocks, our models rank industry groups when available. From the higher ranked industry groups, we select stocks by evaluating and ranking them based on technical and fundamental factors. Additionally, we may invest in investment vehicles or groups of foreign stocks that, in the aggregate, are expected to perform similarly to a particular major foreign stock market index or foreign stock industry group, and in investment companies that invest in the securities of a particular country. , commonly refered to as "Country Funds", that invest in the securities of a particular country.
         The Manager's currency model for each country provides a disciplined approach to managing currency risk. When the model indicates a strong likelihood that the foreign currency is going to increase in value against the U.S. dollar, we will not hedge our exposure to the foreign currency. Otherwise, it will hedge its entire position using currency exchange contracts. In those countries where there is no mechanism to hedge against currency fluctuations, we will only invest in such countries when our models are bullish on both the equity market and the foreign currency. Some of the indicators in the currency model include the relative trend of real and nominal short-term interest rates, the movement of the trade-weighted foreign currency, and the momentum of the foreign currency against the U.S. dollar.


ZWEIG GOVERNMENT FUND
         Zweig Government Fund seeks a high total return from current income and capital appreciation consistent with preservation of capital over the long term by investing primarily in U.S. Government and agency securities, including Government National Mortgage Association ("GNMA") mortgage-backed certificates, and repurchase agreements collateralized by such securities. ZWEIG GOVERNMENT FUND MAY NOT INVEST IN STOCKS.

     Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the agency or instrumentality. Agencies and instrumentalities include: Bank for Cooperatives, Export-Import Bank of the U.S., Farmers Home Administration, Federal Financing Bank, Federal Home Loan Banks, Federal Home Loan Mortgage Corp., Federal Housing Administration, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Government National Mortgage Association (GNMA), Resolution Funding Corp., Student Loan Marketing Association, Tennessee Valley Authority and the U.S. Postal Service.

     It is the Series' policy that at least 65% of its total assets will be invested in U.S. Government securities (including GNMA certificates), except during times when the Manager believes that adoption of a temporary defensive position is desirable. For temporary defensive purposes, the Series may hold cash or invest in money market instruments without limit.
         Investments for Zweig Government Fund are chosen primarily by utilizing a model that incorporates various indicators such as: momentum of bond prices, short-term interest rate trends, inflation indicators, general economic and liquidity indicators, and other market indicators and statistics.
     The Series may write covered call options and secured put options, and purchase put options on U.S. Government securities which are traded on an exchange or over-the-counter. The Series also may purchase and sell interest rate futures contracts and purchase and write put and call options on such futures contracts as a means of hedging against changes in interest rates.

OPTIONS ON GOVERNMENT SECURITIES
              (i) On Treasury Bonds and Notes. Because the trading interest in Treasury bonds and notes tends to center on the most recently auctioned issues, the exchanges will not continue indefinitely to introduce new expirations with respect to such options to replace expiring options on particular issues. The expirations introduced at the commencement of options trading on a particular issue will be allowed to run, with the possible addition of a limited number of new expirations, as the original expirations expire. Options trading on each issue of bonds or notes will thus be phased out as new options are listed on more recent issues, and a full range of expirations will not ordinarily be available on the exchange for every issue on which options are traded.

              (ii) On Treasury Bills. Because the deliverable Treasury bill changes from week to week, writers of Treasury bill calls cannot provide in advance for their potential exercise settlement obligations by acquiring and holding the underlying security. However, if the Series holds a long position in Treasury bills with a principal amount corresponding to the contract size of the option, it may be hedged from a risk standpoint. In addition, the Series will maintain Treasury bills, maturing no later than those which would be deliverable in the event of exercise of a call option it has written, in a segregated account with its custodian so that it will be treated as being covered for margin purposes.
              (iii) On GNMA Certificates. Options on GNMA certificates are not currently traded on any national securities exchange, although the Securities and Exchange Commission (the "Commission" ) has approved such options for trading on the Chicago Board Options Exchange. Since the remaining principal balance of GNMA certificates declines each month as mortgage payments are made, the Series as a writer of a GNMA call may find that the GNMA certificates it holds no longer have a sufficient remaining principal balance to satisfy its delivery obligation in the event of exercise of the call option it has written. Should this occur, additional GNMA certificates from the same pool (if obtainable), or replacement GNMA certificates, will have to be purchased in the cash market to meet delivery obligations. The Series will either replace GNMA certificates representing cover for call options it has written, or maintain in a segregated account with its custodian cash or U.S. Government securities or other appropriate high grade debt obligations having an aggregate value equal to the market value of the GNMA certificates underlying the call options it has written.
     The hours of trading for options on U.S. Government securities may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.
     Options are traded on exchanges on only a limited number of U.S. Government securities and exchange regulations limit the maximum number of options which may be written or purchased by a single investor or a group of investors acting in concert. The Trust and other clients advised by the Manager may be deemed to constitute a group for these purposes. In light of these limits, the Trust's Board of Trustees (the "Board of Trustees" or the "Board" ) may determine at any time to restrict or terminate the public offering of the Series' shares (including through exchanges from the other Series).
     Exchange markets in options on U.S. Government securities are a relatively new and untested concept and it is impossible to predict the amount of trading interest that may exist in such options. There can be no assurance that viable exchange markets will develop or continue.

FUTURES CONTRACTS ON GOVERNMENT SECURITIES
     Currently futures contracts can be purchased and sold with respect to U.S. Treasury bonds, U.S. Treasury notes and GNMA certificates on the Chicago Board of Trade, and with respect to U.S. Treasury bills on the International Monetary Market at the Chicago Mercantile Exchange.

OPTIONS ON FUTURES CONTRACTS
     Currently, options can be purchased or sold with respect to futures contracts on U.S. Treasury bonds on the Chicago Board of Trade.
     The Series is required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers' requirements similar to those applicable to interest rate futures contracts described above, and, in addition, net option premiums are included as initial margin deposits. As with options on debt securities, the writer of an option on a futures contract may terminate his position by selling or purchasing an option of the same series. The ability to establish and close out positions on such options is subject to the existence of a liquid secondary market. The Series will not purchase options on futures contracts on any exchange unless and until, in the Manager's opinion, the market for such options is sufficiently liquid that the risks in connection with options on futures contracts are not greater than the risks in connection with futures contracts.
     Compared to the purchase or sale of futures contracts, the purchase of options on futures contracts involves less potential risk to the Series because the maximum amount at risk is the premium paid for the options (plus transaction costs). However, there may be circumstances when the use of an option on a futures contract would result in a loss to the Series when the use of a futures contract would not, such as when there is no movement in the prices of debt securities. Writing an option on a futures contract involves risks similar to those arising in the sale of futures contracts, as described above.
     In purchasing and selling futures contracts and in purchasing options on futures contracts, the Series will comply with rules and interpretations of the Commodity Futures Trading Commission ( "CFTC" ) under which it is exempted from regulation as a commodity pool operator. The CFTC regulations which exempt the Series from regulation as a commodity pool operator require, among other things,
(i) that futures and related options be used solely for bona fide hedging purposes, as defined in CFTC regulations or, alternatively, with respect to each long futures or options position, the Series will ensure that the underlying commodity value of such contract does not exceed the sum of segregated cash or money market instruments, margin deposits on such contracts, cash proceeds from investments due in 30 days and accrued profits on such contracts held by the commodity broker, and (ii) that the Series not enter into futures and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of the Series' total assets. There is no other limitation on the percentage of the Series' assets that may be invested in futures and related options. The Internal Revenue Code's requirements for qualification as a regulated investment company may limit the extent to which the Series can engage in futures transactions.


ZWEIG GOVERNMENT CASH FUND
         Zweig Government Cash Fund may invest in U.S. Treasury issues, such as bills, certificates of indebtedness, notes and bonds, and issues of U.S. Government agencies and instrumentalities which are established under the authority of an act of Congress, such as the Bank for Cooperatives, Export-Import Bank of the U.S., Farmers Home Administration, Federal Financing Bank, Federal Home Loan Banks, Federal Home Loan Mortgage Corp., Federal Housing Administration, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Government National Mortgage Association (GNMA), Resolution Funding Corp., Student Loan Marketing Association, Tennessee Valley Authority and the U.S. Postal Service . Some of these securities, such as Federal Housing Administration debenture obligations, are supported by the full faith and credit of the U.S. Treasury; others, such as obligations of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. The Series will not invest in obligations of the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, or the Inter-American Development Bank, or in FHA or VA pooled mortgages.

INVESTMENT RESTRICTIONS (APPLICABLE TO ALL SERIES EXCEPT ZWEIG GOVERNMENT CASH
FUND)

     The investment restrictions set forth below are fundamental policies of each Series (other than Zweig Government Cash Fund, the investment restrictions of which are set forth separately below), which cannot be changed with respect to a Series without the approval of the holders of a majority of the outstanding voting securities of that Series as defined in the Investment Company Act of 1940, as amended (the "1940 Act" ) as the lesser of: (1) 67% or more of a Series' voting securities present at a meeting of shareholders, if the holders of more than 50% of a Series' outstanding voting securities are present in person or by proxy, or (2) more than 50% of a Series' outstanding voting securities. However, these policies may be modified by the Trustees, in their discretion, without shareholder approval, to the extent necessary to facilitate the implementation of a master-feeder structure for any or all of the Series (I.E., a structure under which a particular Series acts as a feeder and invests all of its assets in a single pooled master fund with substantially the same investment objectives and policies). Unless otherwise indicated, all percentage limitations apply to each Series on an individual basis, and apply only at the time an investment is made; a later increase or decrease in percentage resulting from changes in values or net assets will not be deemed to be an investment that is contrary to these restrictions. Pursuant to such restrictions and policies, except as stated above with respect to a master-feeder structure, no Series may:
       1. Purchase the securities of issuers conducting their principal business activities in the same industry if immediately after such purchase the value of its investments in such industry would be 25% or more of the value of the total assets of the Series (there is no such limitation with respect to obligations of the U.S. Government, its agencies and instrumentalities);
       2. With respect to 75% of a Series's assets, purchase the securities of any one issuer, if immediately after such purchase (i) more than 5% of the value of the total assets of any Series would be invested in such issuer or (ii) the Series would own more than 10% of the outstanding voting securities of such issuer (such limitations do not apply to securities issued by the U.S. Government, its agencies or instrumentalities);
       3. Invest in real estate or real estate mortgage loans, interests in oil, gas and/or mineral exploration or development programs, provided that this limitation shall not prohibit the purchase of securities issued by companies that invest in real estate or interests therein, including real estate investment trusts;
       4. Make loans, except that this restriction shall not prohibit the purchase and holding of a portion of an issue of publicly distributed debt securities, the lending of portfolio securities (if the aggregate value of the loaned securities does not at any time exceed one-third of the total assets of the Series), or the entry into repurchase agreements;
       5. Issue "senior securities," except as permitted under the Investment Company Act of 1940;
       6. Act as an underwriter, except that a Series may technically be deemed an underwriter under the Securities Act of 1933, as amended (the "1933 Act" ), in a registration under such Act necessary to resell certain restricted securities;
       7. Invest in commodities or commodity contracts, except as described in the Prospectus or purchase or sell physical commodities unless acquired as a result of ownership of securities, provided that this limitation shall not prevent a Series from purchasing and selling options and futures contracts; and

        8. Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Growth & Income Fund, and Zweig Government Fund may not borrow amounts in excess of 20% of its total assets taken at cost or at market value, whichever is lower, and then only from banks as a temporary measure for extraordinary or emergency purposes. If such borrowings exceed 5% of the Series' total assets, the Series will make no further investments until such borrowing is repaid. Each such Series may pledge up to 10% of its total assets as security for such borrowing. For purposes of these restrictions, the deposit of initial or maintenance margin in connection with futures contracts will not be deemed to be a pledge of such Series' assets. Zweig Managed Assets may not borrow money, unless from a bank, for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 1/3 of the value of the total assets of Zweig Managed Assets less liabilities (other than borrowings). Any borrowings that come to exceed 1/3 of the value of Zweig Managed Assets' total assets by reason of a decline in net assets will be reduced within three days to the extent necessary to comply with the 1/3 limitations.


         NON-FUNDAMENTAL RESTRICTIONS
     The investment restrictions set forth below are other investment policies of each Series (except Zweig Cash Fund) that are non-fundamental that can be changed by the Board of Trustees without a shareholder vote. Pursuant to such restrictions and policies, no Series may:
       9. Borrow money, except from banks for temporary purposes in an amount up to 5% of the value of the Series' total assets. A Series will borrow money only to accommodate requests for the redemption of shares to effect an orderly liquidation of portfolio securities or to clear securities transactions and not for leveraging purposes.
       10. Purchase securities of any other investment company, except (i) by purchase in the open market involving only customary brokers' commissions, (ii) in connection with a merger, consolidation, reorganization or acquisition of assets, or (iii) as otherwise permitted by applicable law;
       11. Participate on a joint or a joint and several basis in any trading account in securities. (The bunching of orders for two or more accounts managed by the Manager or its affiliates shall not be considered participation in a joint securities trading account);
       12. Purchase securities on margin, except for such short-term credits as are necessary for the clearance of transactions and initial and variation margin payments in connection with transactions in futures contracts and options contracts;
       13. Sell securities short, except as described in the Prospectus. (Short sales may be made in a margin account).

       14. Purchase securities which are not readily marketable (such as certain securities which are subject to legal or contractual restrictions on resale) or securities which are otherwise illiquid (including non-marketable securities and repurchase agreements having more than seven days remaining to maturity) if, as a result, more than 15% of the Series' net assets would consist of such securities;


INVESTMENT RESTRICTIONS APPLICABLE TO ZWEIG GOVERNMENT CASH FUND
     Zweig Government Cash Fund has adopted certain restrictions and fundamental policies which cannot be changed without a vote of a majority of its outstanding voting securities. However, these policies may be modified by the Trustees without shareholder approval to the extent necessary to facilitate the implementation of a master-feeder structure for Zweig Government Cash Fund. Except as stated above with respect to a master-feeder structure, Zweig Government Cash Fund may not:
   o Purchase common stocks, preferred stocks, warrants, other equity securities, state bonds, municipal bonds, industrial revenue bonds or corporate bonds or debentures;
   o Borrow money, except from banks for temporary purposes in an amount up to 10% of the value of its total assets. Zweig Government Cash Fund may only pledge its assets in an amount up to 10% of the value of its total assets, and then only to secure such borrowings. Zweig Government Cash Fund will borrow money only to accommodate requests to redeem shares to effect an orderly liquidation of portfolio securities or to clear securities transactions and not for leveraging purposes; accordingly, it is anticipated that any such borrowing will be repaid before additional investments are made. Zweig Government Cash Fund currently does not intend to borrow money to an extent exceeding 5% of its total assets. Zweig Government Cash Fund may not issue any securities which would be deemed to be senior securities in contravention of the 1940 Act;


   o With respect to 75% of the value of it's total assets, invest more than 5% of the value of its total assets in the securities of any one issuer, except securities issued or guaranteed as to the payment of principal and interest by the U.S. Government, its agencies or instrumentalities;
   o Sell securities short;
   o Write or purchase put or call options;
   o Underwrite the securities of other issuers;
   o Purchase or sell real estate, real estate investment trust securities, commodities or oil and gas interests;

   o Make loans to others, except that engaging in permissible activities specified in the Prospectus under the heading "How We Select Stocks and Manage Interest Rate Risk" and in this Statement of Additional

Information under the headings "Investment Objectives and Policies" and "Investment Restrictions" shall not be viewed as loans for this purpose;

   o Invest more than an aggregate of 10% of it's net assets (taken at current value) in repurchase agreements maturing in more than seven days and other illiquid investments (such as non-negotiable certificates of deposit, non-negotiable time deposits or other non-marketable securities);
  o Invest in companies for the purpose of exercising control; or
  o Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.

     The foregoing percentage restrictions apply at the time an investment is made; a later increase or decrease in percentage may result from changes in values or Zweig Government Cash Fund's net assets but will not be deemed to result in an investment which is contrary to these restrictions.



PURCHASE AND REDEMPTION OF SHARES
       Reference is made to the materials in the Prospectus under the headings "Choosing Among Classes When Purchasing Shares", "How to Invest in the Zweig Mutual Funds" and "How to Redeem Your Shares", which describe the methods of purchase and redemption of Trust shares.
         If you invest through an investment dealer or agent, that firm may have its own service features, transaction charges and fees. This SAI and the accompanying prospectus should be read in conjunction with such firms' material regarding their fees and services. If you wish us to refer you to an investment professional, call us at 1-800-272-2700. Investment professionals receive compensation for providing investment advice, and such compensation differs for selling shares of different classes of the Zweig Mutual Funds. Not all dealers sell all classes of shares of the Zweig Mutual Funds.
       No stock certificates will be issued unless specifically requested in writing by an investor. Instead, an account will be established for each investor and all shares purchased or received, including those obtained through reinvestment of distributions, will be registered on the books of the Trust and credited to such account.

       If the Board of Trustees should determine that it is advisable in the interest of the remaining shareholders of a Series or Class to make payment wholly or partly in kind, the Series may pay redemption proceeds in whole or in part by a distribution in kind of securities from the portfolio of a Series, in lieu of cash, in conformity with the applicable rules of the Commission. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. Where the Trust makes a redemption in kind, such redemption will be made in readily marketable securities whose value is easily ascertainable. The method of valuing portfolio securities for this purpose is as described under Net Asset Value and Taxes. The Trust has, however, elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which it is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of its net assets during any 90-day period for any one shareholder.


REINSTATEMENT PRIVILEGE
     Reinvestment of redemption proceeds under the reinstatement privilege described in the prospectus will be made at the net asset value next determined after receipt of the reinstatement order.
     If the shareholder has realized a gain on the redemption, the transaction is taxable and reinvestment will not alter any capital gains tax payable. If there has been a loss on the redemption, some or all of the loss may not be allowed as a tax deduction depending on the amount reinvested.
     For purposes of determining the amount of CDSC payable on any subsequent redemptions, the purchase payment made through exercise of the reinvestment privilege will be deemed to have been made at the time of the initial purchase (rather than at the time the reinvestment was effected).


EXCHANGE PRIVILEGE
     Participating securities dealers who have signed a Selling Agreement with the Distributor may exchange their clients' shares by telephone.
     The minimum value of any class of shares that may be exchanged into a Series in which shares are not already held is $1,000 and no exchange out of a Series (other than by a complete exchange of all the shares of that Series) may be made if it would reduce the shareholder's interest in that Series to less than $1,000.
     The Trust reserves the right at any time to modify or terminate the exchange privilege with respect to one or more Series or classes of shares, if the Board of Trustees determines that continuing the privilege may be detrimental to shareholders.

INVOLUNTARY REDEMPTIONS
     As with voluntary redemptions, an involuntary redemption may result in the payment of a tax by the shareholder. (See "Distributions and Taxes" in the Prospectus.)


RETIREMENT PLANS
     Shares may be purchased in connection with all types of tax-deferred retirement plans. Shares of one or more Series may be purchased in a single application establishing a single plan account.
     The minimum initial investment in connection with tax-deferred retirement plans is $250 and the minimum may be waived on payments made directly to the Transfer Agent. There is no minimum for additional purchase payments for tax-deferred retirement plans.

NET ASSET VALUE AND TAXES

     FOR ALL SERIES EXCEPT ZWEIG GOVERNMENT CASH FUND, the net asset value per share of each class of shares is determined as of the close of regular trading on the NYSE, on each day that the NYSE is open. The NYSE is closed on the following holidays (or the weekdays on which these holidays are celebrated when they fall on a weekend): New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas.

     Shares are entitled to dividends as declared by the Board and, on liquidation of a Series, are entitled to receive their share of the net assets of the Series. Shareholders have no preemptive rights. The Trust's fiscal year ends on December 31.

       We subtract the non-class specific liabilities of a Series from the Series's assets to determine its total net assets. We then determine each class's proportionate interest in the Series's net assets. The liabilities attributable to that class, including its distribution fees, are then deducted and the resulting amount is divided by the number of shares of that class outstanding to produce its net asset value per share.
     Stocks, futures and options are valued at the closing prices reported on recognized securities exchanges or if no sale was reported, and for unlisted securities, at the mean between the last-reported bid and asked prices. Bonds and other fixed-income securities are valued at prices obtained from an established bond-pricing service when such prices are available. Forward foreign currency contracts are valued using forward currency exchange rates supplied by a quotation service. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Short-term obligations having a remaining maturity of 60 days or less are valued at amortized cost (which approximates market value). Zweig Government Cash Fund values all short-term investments using the amortized cost method pursuant to Rule 2a-7 under the Investment Company Act of 1940.
     ZWEIG GOVERNMENT CASH FUND. The Board of Trustees of the Trust (the Board or Board of Trustees ) has determined that it is in the best interests of Zweig Government Cash Fund and its shareholders to seek to maintain a stable net asset value per share, and that the appropriate method for valuing portfolio securities is the amortized cost method, provided that such method continues to fairly reflect the market-based net asset value per share. The Board shall continuously review this method of valuation and make changes that may be necessary to assure that Zweig Government Cash Fund's instruments are valued at their fair value as determined by the Board in good faith.
     The Board has determined that Zweig Government Cash Fund will comply with the conditions of Rule 2a-7 under the Act regarding the amortized cost method of valuing portfolio securities. Under Rule 2a-7, the Board is obligated, as a particular responsibility within the overall duty of care owed to the Series' shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Series' investment objectives, to stabilize the net asset value per share of the Series for purposes of distribution and redemption, at $1.00 per share. These procedures include periodically monitoring, as the Board deems appropriate, at such intervals as are reasonable in light of current market conditions, the relationship between the net asset value per share based upon the amortized cost method of valuation and the net asset value per share based upon available indications of market value. The Board will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the amortized cost value and the market value per share. The Board will take such steps as it considers appropriate (e.g., redemption in kind, selling portfolio instruments prior to maturity to realize capital gains or losses, shortening the average portfolio maturity, withholding dividends, or utilizing a net asset value per share determined by using market quotations) to minimize any material dilution or other unfair results that might arise from differences between the net asset value per share based upon the amortized cost method of valuation and the net asset value per share based upon market value.

   Rule 2a-7 requires that a dollar-weighted average portfolio maturity of not more than 90 days, appropriate to the objective of maintaining a stable net asset value of $1.00 per share, be maintained, and precludes the purchase of any instrument with a remaining time to maturity of more than 397 calendar days. However, the underlying securities used as collateral for repurchase agreements are not subject to these restrictions, because a repurchase agreement is deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is deemed to occur. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, Zweig Government Cash Fund will invest its available cash in a manner that will reduce such average maturity to 90 days or less as soon as reasonably practicable. Rule 2a-7 also requires Zweig Government Cash Fund to limit its investments to instruments that the Board determines present minimal credit risks and that have been given one of the two highest rating categories by nationally recognized statistical rating organizations, or, in the case of instruments that are not so rated, are of comparable quality as determined under procedures established by the Board.
     It is the normal practice of Zweig Government Cash Fund to hold portfolio securities to maturity and realize their par values, unless a prior sale or other disposition thereof is mandated by redemption requirements or other extraordinary circumstances. A debt security held to maturity is redeemable by its issuer at its principal amount plus accrued interest. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of Zweig Government Cash Fund (computed by dividing the annualized daily income on the Series' portfolio by the net asset value computed as above) may tend to be higher than a similar computation made by utilizing a method of valuation based upon market prices and estimates. Zweig Government Cash Fund may, to a limited extent, engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if the Manager believes such disposition advisable, or necessary to generate cash to satisfy redemptions. In such cases, Zweig Government Cash Fund may realize a gain or loss.


TAX STATUS
     Each Series of the Trust will be treated as a separate corporation for purposes of the Internal Revenue Code of 1986, as amended (the Code ) (except for purposes of the definitional requirements for regulated investment companies under Code Section 851(a)). By paying dividends representing its investment company taxable income within the time periods specified in the Code and by meeting certain other requirements, each Series intends to qualify as a regulated investment company under the Code. Since each Series will distribute annually its investment company taxable income, net capital gains, and capital gain net income, it will not be subject to income or excise taxes otherwise applicable to undistributed income of a regulated investment company. If a Series were to fail to distribute all its income and gains, it would be subject to income tax and, in certain circumstances, a 4% excise tax.

TAXATION OF SHAREHOLDERS
     Dividends from net investment income and distributions from short-term capital gains are taxable to shareholders as ordinary income. Distributions from net capital gains that are properly designated as capital gains dividends are taxable to shareholders as long-term capital gains regardless of the length of time the shares in respect of which such distributions are received have been held.

     Dividends from Zweig Government Cash Fund and the Zweig Government Fund are not expected to qualify for the 70% dividends received deduction available to corporate shareholders. Zweig Government Cash Fund's dividends include all accrued interest, earned discounts and realized gains and losses, less amortized premiums and accrued expenses. Distributions by other Series out of their dividend income from domestic corporations may qualify in whole or in part for the deduction if the distributing Series does not sell the stock in respect of which it received such dividends before satisfying a 46-day holding period requirement (91 days for certain preferred stock), and the shareholder holds his Trust shares in the distributing Series for at least 46 days. For this purpose, the distributing Series holding period in such stock may be reduced for periods during which the Series reduces its risk of loss from holding the stock (e.g., by entering into option contracts).

     Investors who purchase shares shortly before the record date for a distribution will pay a share price that includes the value of the anticipated distribution and will be taxed on the distribution when it is received even though with respect to them the distribution represents in effect a return of a portion of their purchase price. Any loss realized on a sale or exchange of shares will be disallowed if the shares disposed of are replaced within a period of 61 days beginning 30 days before the shares are sold or exchanged. If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

     Individuals and certain other non-exempt payees will be subject to a 31% backup Federal withholding tax on dividends and other distributions from the Series, as well as on the proceeds of redemptions of Series other than Zweig Government Cash Fund, if the affected Series is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding, or if the Internal Revenue Service notifies such Series that the shareholder has failed to report proper interest or dividends. For most individuals, the taxpayer identification number is the taxpayer's social security number.


TAX TREATMENT OF CERTAIN TRANSACTIONS
     In general, and as explained more fully below, if the Trust enters into combinations of investment positions by virtue of which its risk of loss from holding an investment position is reduced on account of one (or more) other positions (i) losses realized on one position may be deferred to the extent of any unrecognized gain on another position and (ii) long-term capital gains or short-term capital losses may be recharacterized, respectively, as short-term gains and long-term losses. Investments in foreign currency denominated instruments or securities may generate, in whole or in part, ordinary income or loss. The Federal income tax treatment of gains and losses realized from transactions involving options on stock or securities entered into by a Series will be as follows: Gain or loss from a closing transaction with respect to options written by a Series, or gain from the lapse of any such option, will be treated as short-term capital gain or loss. Gain or loss from the sale of put and call options that a Series purchases, and loss attributable to the lapse of such options, will be treated as capital gain or loss. The capital gain or loss will be long- or short-term depending on whether or not the affected option has been held for more than one year. For this purpose, an unexercised option will be deemed to have been sold on the date it expired. It should be noted, however, that if a put is acquired at a time when the underlying stock or security has been held for not more than one year, or if shares of the underlying stock or security are acquired while such put is held, any gain on the subsequent exercise, sale or expiration of the put will generally be short-term gain.
     Any regulated futures contract or listed non-equity option held by a Series at the close of its taxable year will be treated as sold for its fair market value on the last business day of such taxable year. Sixty percent of any gain or loss with respect to such deemed sales, as well as the gain or loss from the termination during the taxable year of the Series' obligation (or rights) with respect to such contracts by offsetting, by taking or making delivery, by exercise or being exercised, by assignment or being assigned, by lapse, or otherwise, will be treated as long-term capital gain or loss and the remaining forty percent will be treated as short term capital gain or loss. A Series may make certain elections that modify the above tax treatment with respect to regulated futures contracts or listed non-equity options that are part of a mixed straddle, as defined by the Code.
     The Trust may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Series' ability to distribute adequate income to qualify as a regulated investment company.
     Treasury Regulations pursuant to Section 1092 provide for the coordination of the wash sale rules and the short sale rules with the straddle rules. Generally, the wash sale rules prevent the recognition of loss where a position is sold at a loss and a substantially identical position is acquired within a prescribed period. The short sale rules generally prevent the use of short sales to convert short-term capital gain to long-term capital gain and long-term capital loss to short-term capital loss.
     In addition to the Federal income tax consequences described above relating to an investment in the Trust, there may be other Federal, state, local or foreign tax considerations that depend upon the circumstances of each particular investor. Prospective shareholders are therefore urged to consult their tax advisers with respect to the effects of this investment on their specific situations.

TRUSTEES AND OFFICERS OF THE TRUST
     The trustees and officers of the Trust and their business affiliations for the past five years are as follows:


   Name, Address and Age        Position With the Trust    Principal Occupation During Past 5 Years
   --------------------         -----------------------    ----------------------------------------

   CLAIRE B. BENENSON           Trustee                    Consultant  on  Financial  Conferences  The New  School  for Social
   870 U.N. Plaza                                          Research,  Director  of The  Burnham  Fund Inc.  and Trustee of the
   New York, NY 10017 (79)                                 Euclid Mutual Funds.  Former Director of Financial  Conferences and
                                                           Chairman, Department of Business and Financial Affairs, The New
                                                           School for Social Research, President of the Money Marketeers of New
                                                           York University, Trustee of Simms Global Fund and Director of Zweig
                                                           Cash Fund Inc.

   JAMES BALOG                  Trustee                    Retired;  Director  and  Member  of the  Audit,  Investment,  Stock
   2205 N. Southwinds Blvd.                                Option  and  Compensation  Committees  of  Transatlantic  Holdings,
   Vero Beach, FL 32963 (69)                               Inc.(reinsurance);  Director and Member of the Executive  Committee
                                                           of  Elan,  Plc  (pharmaceuticals);   Director  and  Member  of  the
                                                           Executive  and  Investment & Credit  Committees  of Great West Life
                                                           and Annuity  Insurance  Company;  Member of the Technical  Advisory
                                                           Board of Galen  Partners  (health  care) and  Trustee of the Euclid
                                                           Mutual  Funds.  Former  Director,  Chairman of the Audit  Committee
                                                           and Member of the Executive  Committee of A.L. Pharma, Inc. (health care);  Chairman of 1838 Investment Advisors,  L.P. and Chairman of
                                                           Lambert Brussels Capital Corporation (investments).


                                                              14


   Name, Address and Age        Position With the Trust    Principal Occupation During Past 5 Years
   --------------------         -----------------------    ----------------------------------------

   S. LELAND DILL               Trustee                    Retired;  Director of Coutts & Co. Trust Holdings Limited, Coutts &
   5070 North Ocean Dr.                                    Co.  Group,  Coutts & Co. (USA)  (private  banking),  Trustee of BT
   Singer Island, FL 33404                                 Portfolios  and BT  Investment  Funds  and  Trustee  of the  Euclid
   (68)                                                    Mutual Funds.  Former  partner of Peat Marwick  Mitchell & Co., and
                                                           Director  of  Zweig  Cash  Fund  Inc.  and  Vintners  International
                                                           Company, Inc.(winery).

   EUGENE J. GLASER*            Chairman,                  President of the Manager and Euclid  Advisors  LLC;  and  President
   900 Third Avenue             Chief Executive            and Director of the  Distributor;  Director of The Zweig Fund, Inc.
   New York, NY 10022           Officer and Trustee        and Chairman,  President,  Chief  Executive  Officer and Trustee of
   (57)                                                    the Euclid Mutual Funds. Former Director of  Zweig Cash Fund Inc.

   DONALD B. ROMANS             Trustee                    President  of Romans & Company  (private  investors  and  financial
   233 East Wacker Dr.                                     consultants);  Director  of the  Burnham  Fund Inc.  and Trustee of
   Chicago, IL 60601                                       the Euclid Mutual Funds.  Former  Consultant to and Executive  Vice
   (67)                                                    President  and  Chief  Financial  Officer  of  Bally  Manufacturing
                                                           Corporation, and Director of  Zweig Cash Fund Inc.

   MARTIN E. ZWEIG              President                  Chairman of the  Manager;  Chairman of the Board and  President  of
   900 Third Avenue                                        The  Zweig  Total  Return  Fund,  Inc.  and The Zweig  Fund,  Inc.;
   New York, NY 10022                                      President and Director of Zweig Total Return Advisors,  Inc., Zweig
   (55)                                                    Advisors  Inc.,  Zweig-DiMenna  International  Managers,  Inc., and
                                                           Zweig Securities Advisory Service, Inc.; Consultant to (former
                                                           Co-Chairman of Research of) Avatar Investors Associates Corp.;
                                                           Managing Director of the Managing General Partner of Zweig-DiMenna
                                                           Partners, L.P. and Zweig-DiMenna Special Opportunities, L.P.;
                                                           President and Director of Gotham Advisors, Inc.and Euclid Advisors,
                                                           Inc.; Member of the Undergraduate Executive Board of the Wharton
                                                           School, University of Pennsylvania. Former President of Zweig Cash
                                                           Fund Inc.and General Partner of Zweig Katzen Investors, L.P.

   DAVID KATZEN                Senior Vice President       Senior Vice President of the Manager and Executive Vice
   900 Third Avenue                                        President of Euclid Advisors LLC; Vice President of Zweig Advisors Inc.
   New York, NY 10022                                      and Executive Vice President and Trustee of the Euclid Mutual
   (40)                                                    Funds. Former Director of Quantitative Research at Avatar Investors
                                                           Associates Corp.; Director of Equity Research for Zweig Total Return
                                                           Advisors, Inc.; Research Director of Zweig Advisors Inc. and Vice
                                                           President of the Zweig Fund, Inc. and ZZK Management, Inc.

   BARRY MANDINACH             First Vice President        Executive Vice President of the Distributor, Senior Vice President
   900 Third Avenue                                        of the Manager and Euclid Advisors LLC and First Vice President of
   New York, NY 10022                                      the Euclid Mutual Funds.
   (42)



                                                              15

   Name, Address and Age       Position With the Trust    Principal Occupation During Past 5 Years
   --------------------        -----------------------    ----------------------------------------

   CARLTON NEEL                First Vice President       First Vice  President  of the  Manager.  Former Vice  President  of
   900 Third Avenue                                       J.P. Morgan & Co., Inc.
   New York, NY 10022
   (30)

   ALFRED J. RATCLIFFE         First Vice President,      First Vice  President  of the Manager and Euclid  Advisors  LLC and
   900 Third Avenue            Treasurer, Principal       First Vice President,  Treasurer,  Principal Accounting Officer and
   New York, NY  10022         Accounting Officer         Assistant  Secretary  of  the  Euclid  Mutual  Funds.  Former  Vice
   (50)                        and Assistant Secretary    President of The Bank of New York.

   CHARLES I. LEONE            First Vice President       First Vice President and Chief Financial  Officer of the Manager and
   900 Third Avenue            and Assistant Secretary    Euclid Advisors LLC, First Vice President,  Chief Financial  Officer
   New York, NY 10022                                     and Assistant  Secretary of the Distributor and First Vice President
   (36)                                                   and   Assistant   Secretary  of  the  Euclid   Mutual  Funds  Former
                                                          Assistant Treasurer of Zweig Cash Fund Inc.
   ANNEMARIE GILLY             Vice President             First Vice  President of the  Manager,  the  Distributor  and Euclid
   900 Third Avenue                                       Advisors LLC and First Vice  President of the Euclid  Mutual  Funds.
   New York, NY 10022                                     Former Vice President of Concord Financial Group
   (46)

   JEFFREY LAZAR               Vice President             Vice  President and Treasurer of The Zweig Fund,  Inc. and The Zweig
   900 Third Avenue                                       Total Return Fund, Inc.; Vice President,  Treasurer and Secretary of
   New York, NY 10022                                     Zweig Advisors Inc. and Zweig Total Return Advisors, Inc.
   (38)
   BETH ABRAHAM                Assistant Vice             Assistant  Vice  President  of the  Manager  and the  Euclid  Mutual
   900 Third Avenue            President                  Funds. Former self-employed consultant to the mutual fund industry.
   New York, NY 10022
   (42)

   TOM DISBROW                 Assistant Vice             Vice President of the Manager and Euclid  Advisors LLC and Assistant
   900 Third Avenue            President and              Vice President and Assistant Treasurer of the Euclid Mutual Funds.
   New York, NY 10022          Assistant Treasurer
   (32)

  RHONDA LEE BERZNER           Assistant Vice             Senior  Research  Analyst for the Manager and Euclid  Advisors  LLC
  900 Third Avenue             President                  and Assistant Vice President of the Euclid Mutual Funds.
  New York, NY 10022
  (33)

                                                              16

   MARC BALTUCH                Secretary                  First Vice President of the Manager and Euclid Advisors LLC;;  First
   900 Third Avenue                                       Vice President,  Director, Chief Compliance Officer and Secretary of
   New York, NY 10022                                     the   Distributor.;   Director  and  Vice   President  of  Watermark
   (52)                                                   Securities,  Inc.;  Assistant  Secretary of Gotham  Advisors,  Inc.,
                                                          Zweig Total  Return  Advisors,  Inc.  and Zweig  Advisors  Inc.  and
                                                          Secretary  of the Euclid  Mutual  Funds.  Former  Secretary of Zweig
                                                          Cash Fund Inc.

*DESIGNATES A TRUSTEE WHO IS AN  INTERESTED PERSON  OF THE TRUST WITHIN THE
 MEANING OF THE 1940 ACT.


     Set forth below is a table showing the compensation of the Board of
Trustees:


                                           Aggregate Compensation from        Total Compensation from the
Name of Person, Position                            the Trust                  Trust paid to the Trustees
------------------------                            ---------                 ---------------------------
James Balog, Trustee                                 $12,000                              $12,000
Claire B. Benenson, Trustee                           17,250                               17,250
S. Leland Dill, Trustee                               17,250                               17,250
Eugene J. Glaser, Chairman, Chief                          0                                    0
Executive Officer and Trustee
Donald B. Romans, Trustee                             17,250                               17,250


     Those trustees and officers of the Trust who are affiliated with the Distributor or the Manager are not separately compensated for their services as trustees or officers of the Trust. The Trust currently pays each of its disinterested trustees a fee of $5,000 per year, plus $1,500 per meeting attended ($500 per phone meeting) and reimburses their expenses for attendance at meetings, all of which is prorated on the basis of the assets of each Series. In addition, each such trustee receives a fee of $1,000 per year from each Series. For the fiscal year ended December 31, 1997, the fees and expenses of disinterested trustees, as a group, were $71,577. As of April 27, 1998, except for Dr. Zweig, Eugene J. Glaser and David Katzen, the trustees and officers of the Trust, as a group, owned less than 1% of any Class of any Series of the Trust.
     Trustees may be removed from office at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. Except as set forth above, the trustees shall continue to hold office and may appoint their successors.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES


         As of April 23, 1998, to the Trust's knowledge, except for Banque Carnegie Luxembourg (5 Place de la Gare, P.O. Box 1141, Luxembourg L-1011) who owns 51.77% of Zweig Government Cash Fund Class A Shares; Hafeezah C. Wesley, (330 Commerce St., Nashville, TN 37201) who owns 6.76%, Margaret Trocchio (171 Boathouse Lane West, Bayshore, NY 11706) who owns 10.89%, Sally Orobello (567 Vauxhall St., Waterford, CT 06385) who owns 14.06%, Martin Giller (7518 Cornith Drive, Alexandria, VA 22306) who owns 12.64% and Sally Ann Stepath (2773 Garrison, Evanston, IL 60201) who owns 8.43% of Zweig Government Cash Fund Class B Shares; Stanley B. Coleby and Sharon A. Coleby (2432 Briar Creek Circle, Salt Lake City, UT 84117) who own 9.37%, William Littler (49 Ketewomoke Drive, Huntington, NY 11743) who owns 10.53% and Gerald Smith (P.O. Box 449, Graham, TX 76450) who owns 6.78% of Zweig Government Cash Fund Class C Shares; Dr. Martin
E. Zweig (900 Third Ave., New York, NY 10022) and members of his immediate family who own 10.98% and Western Asset and Eastern Friars Nominees Ltd. (c.o Special Processing, One Wall St., New York, NY 10005) who own 17.38% and
13.26%, respectively, of Zweig Government Cash Fund Class M Shares;
James Godchaux (505 Old Settlement Road, Lafayette, LA 70508) who owns
10.38%, Eugene J. Glaser (784 Park Ave., New York, NY 10021) who owns
6.34% and Michael Rains (1326 Canterbury Drive, Abilene, TX 79602) who owns 5.07% of Zweig Foreign Equity Fund Class A Shares; United
Automobile Insurance Co. (20803 Biscayne Blvd., Aventura, FL 33180) who owns 7.47% of Zweig Foreign Equity Fund Class C Shares; William C. Welch
(125 Tall Grass Road, New Lenox, IL 60451) who owns 9.20%, Wiley Schatz
(P.O. Box 3284, Palerm, AK 99645) who owns 6.45% and Gabriel Frayne
(2055 Quaker Ridge Road, Croton on Hudson, NY 10520) who owns 8.64% of
Zweig Government Fund Class B Shares; and Manhattan Brass & Copper (P.O.
Box 145, Maspeth, NY 11378) who owns 5.06% and Christian Woessner (P.O.
Box 290, New York, NY 10008) who owns 5.58% of Zweig Growth & Income
Fund Class A Shares, no person is the beneficial owner of 5% or more of the outstanding shares of any Class of any Series of the Trust.

      In addition, as of April 23, 1998, to the Trust's knowledge, except for Merrill Lynch, Pierce, Fenner & Smith Inc. (4800 Deer Lake Dr. East, Jacksonville, FL 32246) who owns 11.12% of Zweig Appreciation Fund Class B Shares, 18.27% of Zweig Appreciation Fund Class C Shares, 6.97% of Zweig Foreign Equity Fund Class B Shares, 23.94% of Zweig Foreign Equity Fund Class C Shares, 39.00% of Zweig Government Fund Class B Shares, 25.28% of Zweig Government Fund Class C Shares, 25.28% of Zweig Growth & Income Fund Class B Shares, 16.18% of Zweig Growth & Income Fund Class C Shares, 8.99% of Zweig Managed Assets Class A Shares, 18.35% of Zweig Managed Assets Class B Shares, 20.44% of Zweig Managed Assets Class C Shares, 12.51% of Zweig Strategy Fund Class A Shares, 18.35% of Zweig Strategy Fund Class B Shares and 20.36% of Zweig Strategy Fund Class C Shares, Prudential Securities Inc. (fbo Zweig Advisors MPP/PS Plan, 900 Third Ave., New York, NY 10022) who owns 99.07% of Zweig Appreciation Fund, 99.94% of Zweig Government Cash Fund, 100.00% of Zweig Govenment Fund, 99.98% of Zweig Growth & Income Fund, 99.66% of Zweig Managed Assets and 99.97% of Zweig Strategy Fund Class I Shares; Charles Schwab & Co. (101 Montgomery St., San Francisco, CA 94104 who owns 5.06% of Zweig Strategy Fund Class A Shares, no person is the record owner of 5% or more of the outstanding shares of any Class of any Series of the Trust.

INVESTMENT  MANAGEMENT AND  OTHER  SERVICES
MANAGER
      The Trust and the Manager entered into an amended management agreement, dated April 29, 1994, which the Board had previously approved on December 14, 1993 (the "Management Agreement" ), pursuant to which the Manager reviews the portfolio of securities and investments of each Series, and advises and assists each Series with respect to the selection, acquisition, holding or disposal of securities. In addition to managing the investments, Zweig/Glaser Advisers also makes recommendations with respect to other aspects and affairs of each Series. The Manager also furnishes the Trust with certain administrative services, office space and equipment, and permits its officers and employees who may be elected trustees or officers of the Trust to serve in the capacities to which they are elected without additional compensation from the Trust. All other expenses incurred in the operation of the Trust are borne by the Trust, including: interest, taxes, fees and commissions of every kind; expenses of issue, repurchase or redemption of shares; costs of registering or qualifying shares for sale (including printing costs, legal fees and other expenses relating to the preparation and filing of the Trusts' registration statement with the appropriate regulatory authorities and the production and filing of the Trusts' prospectus); costs of insurance; association membership dues; all charges of custodians, including fees as custodian, escrow agent, and fees for keeping books and performing portfolio valuations; all charges of transfer agents, registrars, pricing services, independent accountants and legal counsel; expenses of preparing, printing and distributing prospectuses and all proxy materials, reports and notices to shareholders; expenses of distribution of shares pursuant to Rule 12b-1 Plans; out-of-pocket expenses of trustees; fees of trustees who are not "affiliated persons" as defined in the 1940 Act; and all other costs incident to the Trust's existence as a business trust. The distributor purchases copies of the Trust's prospectus and shareholder reports used for sales purposes at printer's overrun cost.
     The Management Agreement will continue in effect from year to year if specifically approved annually by a majority of the Board of Trustees who are not parties to such contract or interested persons of any such party. The Management Agreement may be terminated without penalty by either of the parties on 60 days' written notice and must terminate in the event of its assignment. The continuance of the Management Agreement was last approved by the Trustees on June 27, 1997.
     The Management Agreement provides that the Manager is liable only for its acts or omissions caused by its willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations under the Management Agreement. The Management Agreement permits the Manager to render services to others and to engage in other activities.

     The Trust pays the Manager for its services pursuant to the Management Agreement a monthly fee at the annual rate of 0.50% of the average daily net assets of Zweig Government Cash Fund, 0.60% of the average daily net assets of Zweig Government Fund, 0.75% of the average daily net assets of Zweig Strategy Fund and Zweig Growth & Income Fund, and 1.00% of the average daily net assets of Zweig Appreciation Fund, Zweig Managed Assets and Zweig Foreign Equity Fund. For the fiscal year ended December 31, 1997, the management fees paid to the Manager by each Series were as follows: Zweig Strategy Fund: $9.154,436; Zweig Appreciation Fund: $5,195,484; Zweig Growth & Income Fund: $160,389; Zweig Managed Assets: $5,454,174; Zweig Government Fund: $257,892; and Zweig Government Cash Fund: $302,623. The amount paid by Zweig Foreign Equity Fund for the period November 24, 1997 (commencment of operations) to December 31, 1997 was $2,927. For the years ended December 31, 1996 and 1995, the fees paid to the Manager for each Series were as follows: Zweig Strategy Fund: $9,070,222 and $6,702,163; Zweig Appreciation Fund: $4,876,108 and

$4,141,179; Zweig Managed Assets: $6,6,109,364 and $6,994,435; Zweig Government
Fund: $322,034 and $393,803; and Zweig Government Cash Fund: $325,301 and $358,589. The amount paid by Zweig Growth & Income Fund for the period November 26, 1996 (commencement of operations) to December 31, 1996 was $5,354.
     The Manager has voluntarily undertaken to limit the expenses of Zweig Government Cash Fund (exclusive of taxes, interest, brokerage commissions, 12b-1 fees and extraordinary expenses) until April 30, 1999 to 0.35% of its average daily net assets. During the years ended December 31, 1997, 1996 and 1995, the manager's reimbursements to Zweig Government Cash Fund aggregated $251,454, $247,233 and $94,825, respectively. The Manager reserves the right to discontinue this policy at any time after April 30, 1999. The Manager has also voluntarily undertaken to limit the expenses of Zweig Foreign Equity Fund (exclusive of taxes, interest, brokerage commissions, 12b-1 fees and extraordinary expenses) until April 30, 1999 to 1.50% of its average daily net assets. During the period November 24, 1997 (commencement of operations) to December 31, 1997, the manager's reimbursement to Zweig Foreign Equity Fund aggregated $10,260. The Manager reserves the right to discontinue this policy at any time after April 30, 1999. The Manager had also voluntarily undertaken to limit the expenses of Zweig Growth & Income Fund (exclusive of taxes, interest, brokerage commissions, 12b-1 fees and extraordinary expenses) until April 30, 1998 to 1.00% of its average daily net assets. During the year ended December 31, 1997 and for the period November 26, 1996 (commencement of operations) to December 31, 1996, the manager's reimbursements to Zweig Growth & Income Fund aggregated $148,969 and $14,949. The Manager had also voluntarily undertaken to limit the expenses of Zweig Government Fund (exclusive of taxes, interest, brokerage commissions, 12b-1 fees and extraordinary expenses) for the period May 1, 1996 to December 31, 1996 to 0.75% of its average daily net assets. For the period May 1, 1996 to December 31, 1996, the manager's reimbursement to Zweig Government Fund aggregated $117,002.

     The Manager may draw upon the resources of the Distributor and its qualified affiliates in rendering its services to the Trust. The Distributor or its affiliates may provide the Manager (without charge to the Trust) with investment information and recommendations that may serve as the principal basis for investment decisions with respect to certain Series of the Trust.
     The Manager has adopted a Code of Ethics (the "Code") that requires all persons subject to the Code to pre-clear any proposed non-exempt personal securities transaction. Permission for any proposed transaction will be granted provided it is determined that such would not negatively impact activity in client accounts. In the event that a client of Manager's affiliates also owns such security, or it is proposed that such client purchase such security, available investments or opportunities for sales will be allocated in a manner deemed to be equitable by the Manager.

DISTRIBUTOR
     Pursuant to its Distribution Agreement with the Trust (the "Distribution Agreement"), Zweig Securities Corp. acts as distributor of the Trust's shares and receives, with respect to Class A Shares, a front-end sales commission, as described in the Prospectus under "Choosing Among Classes When Purchasing Shares"; and a 1% CDSC which may apply on redemptions within 18 months of purchases not subject to a sales charge; with respect to Class B Shares, the Distributor receives a declining CDSC ranging from 5% to 1% of the gross proceeds of a redemption of shares held for less than six years; and, with respect to Class C Shares, the Distributor receives a CDSC of 1.25% of the gross proceeds of a redemption of shares held for less than one year. The Distributor also is compensated under the Rule 12b-1 distribution plans as described more fully below. The continuance and amendment of the Distribution Agreement was last approved by the Trustees on June 27, 1997.
     The Distributor may reallow amounts in excess of the sales concessions listed in the Prospectus, and pay certain costs, to dealers who provide additional services and special assistance in selling shares of the Trust. These additional services and special assistance vary significantly from dealer to dealer, resulting in payments that currently range from 8 to 15 basis points.

DISTRIBUTION PLANS

     The Trust has adopted a distribution plan for each class of shares of each Series except Class I Shares (i.e., a plan for the Class A and C Shares, a plan for the Class B Shares, and a plan for the Class M Shares; collectively the "Plans") in accordance with Rule 12b-1 under the Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Distribution Agreement. Each class of shares of each Series (other than Class M Shares of Zweig Government Cash Fund and Class I Shares) pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Series and a distribution fee based on average daily net assets at the following rates: for Class A Shares of all Series - 0.05% per annum; for Class B Shares of all Series - 0.75% per annum; for Class C Shares - 0.75% per annum for Zweig Appreciation Fund, Zweig Strategy Fund, Zweig Growth & Income Fund, Zweig Managed Assets and Zweig Foreign Equity Fund; 0.50% per annum for Zweig Government Fund and 0.05% per annum for Zweig Government Cash Fund.

     For the fiscal year ended December 31, 1997, $20,319, $295,138 and $252,412 in CDSCs was collected on Class A, Class B and Class C Shares, respectively. The CDSC will be waived under certain circumstances described in the Prospectus. In addition, the CDSC will be waived on redemptions of shares by employee benefit plans for the benefit of employees of the Distributor and its affiliates.

     The Rule 12b-1 Plan for the Class M Shares issued by Zweig Government Cash Fund (the "Class M Plan") provides that the Distributor may enter into Service Agreements with securities dealers, financial institutions, banks, and other industry professionals for distribution, promotion and administration of and/or servicing investors in Class M Shares. Such service organizations are paid directly or indirectly by Zweig Government Cash Fund and the Manager. Service payments under the Class M Plan are paid in equal amounts by Zweig Government Cash Fund and the Manager, or Zweig Government Cash Fund and the Manager reimburse the Distributor equally for service payments to a service organization, in an amount not exceeding 0.30% per annum of the average daily net asset value of the Class M Shares. The Class M Plan also provides that Zweig Government Cash Fund will pay the costs and expenses connected with the printing and distribution of Zweig Government Cash Fund's prospectuses, shareholder reports, and any promotional material for other than current Fund shareholders, in an amount not to exceed $100,000 per annum.

     A report of the amounts expended under the Plans must be made to the Board of Trustees and reviewed by the Board at least quarterly. In addition, the Plans provide that they may not be amended to increase materially the costs which the Trust may bear for distribution pursuant to the Plans without shareholder approval and that other material amendments to the Plans must be approved by a majority of the Board, including a majority of the Board who are neither interested persons of the Trust (as defined in the 1940 Act) nor have any direct or indirect financial interest in the operation of the Plans (the "Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.
     The Plans are subject to annual approval by a majority of the Board of Trustees, including a majority of the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Plans. The Plans are terminable at any time by vote of a majority of the Qualified Trustees or, with respect to any Class or Series, by vote of a majority of the shares of such Class or Series. Pursuant to the Plans, any new trustees who are not interested persons must be nominated by existing trustees who are not interested persons.
     If the Plans are terminated (or not renewed) with respect to one or more Classes or Series, they may continue in effect with respect to any Class or Series as to which they have not been terminated (or have not been renewed).

     For the fiscal year ended December 31, 1997, the Class A Shares of the Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Growth & Income Fund, Zweig Managed Assets, Zweig Foreign Equity Fund, Zweig Government Fund and Zweig Government Cash Fund paid a total of $1,692,220, $826,563, $14,240, $341,370,
$115, $90,141, and $8,649, respectively, pursuant to the Trust's distribution plan, in connection with expenses incurred by the Distributor for compensation to broker/dealers ($2,600,852), marketing ($1,956,765) and firm overhead allocation ($32,548).
     For the fiscal year ended December 31, 1997, the Class B Shares of Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Growth & Income Fund, Zweig Managed Assets, Zweig Foreign Equity Fund, Zweig Government Fund and Zweig Government Cash Fund paid a total of $610,280, $137,931, $64,731, $117,042,
$606, $7,691 and $3,758, respectively, pursuant to the Trust's distribution plan, in connection with expenses incurred by the Distributor for compensation to broker/dealers ($2,649,403), marketing ($1,998,954) and firm overhead allocation ($32,667).
     For the fiscal year ended December 31, 1997, the Class C Shares of the Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Growth & Income Fund, , Zweig Managed Assets, Zweig Foreign Equity Fund, Zweig Government Fund and Zweig Government Cash Fund paid a total of $5,945,174, $2,278,115, $90,864, $4,167,349, $899, $87,680 and $10,209, respectively, pursuant to the Trust's distribution plan, in connection with expenses incurred by the Distributor for compensation to broker/dealers ($11,795,017), marketing ($3,255,326) and firm overhead allocation ($53,574).
     For the fiscal year ended December 31, 1997, the Class M Shares of the Zweig Government Cash Fund and the Distributor each paid $31,933 pursuant to the Trust's Class M distribution and service plan to service organizations.

     Because all amounts paid pursuant to the Plans are paid to the Distributor, the Distributor and its officers, directors and employees, all may be deemed to have a direct or indirect financial interest in the operation of the Plans. None of the Trustees who is not an interested person of the Trust has a direct or indirect financial interest in the operation of the Plans.
     Benefits from the Plans may accrue to the Trust and its shareholders from the growth in assets due to sales of shares to the public pursuant to the Plans. Increases in a Series' net assets from sales pursuant to its Plan may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of the Series' assets, and facilitating economies of scale (e.g., block purchases) in the Series' securities transactions. Under their terms, the Plans will continue from year to year, provided that such continuance is approved annually by a vote of the Trustees in the manner described above.
     The continuance of the Plan for Class A and C Shares and the Plan for Class M Shares and the adoption of a Plan for Class B Shares was approved by the Board of Trustees, including a majority of the Qualified Trustees, at a meeting held on June 27, 1997. Prior to approving the continuance of the Plan and the adoption of the Class B

Plan, the Board requested and received from the Distributor all the information which it deemed necessary to arrive at an informed determination as to such continuance and adoption of the Plans. In making its determination to continue the Plan and adopt the Class B Plan, the Board considered, among other factors:
(1) the Trust's experience under the Plan's and the previous Rule 12b-1 Plan's of the Trust, and whether such experience indicates that the Plans would operate as anticipated; (2) the benefits the Trust had obtained under the Plans and would be likely to obtain under the Plans; (3) what services would be provided under the Plans by the Distributor to the Trust and its shareholders; and (4) the reasonableness of the fees to be paid to the Distributor for its services under the Plans. Based upon their review, the Board, including each of the Qualified Trustees, determined that the continuance of the Plans and the adoption of the Class B Plan would be in the best interest of the Trust, and that there was a reasonable likelihood that the Plans would benefit the Trust and its shareholders. In the Board's quarterly review of the Plans, they will consider their continued appropriateness and the level of compensation provided therein.
     The Board of Trustees has the right to terminate the Rule 12b-1 Plan for the Class B Shares, and in the event of such termination, no further payments would be made thereunder. However, in the event the Board of Trustees were to terminate the Rule 12b-1 Plan for the Class B Shares for any Series, the Trust may not thereafter adopt a new Rule 12b-1 Plan for a class of that Series having, in the good faith determination of the Board of Trustees, substantially similar economic characteristics to the Class B Shares. Termination of the Rule 12b-1 Plan for the Class B Shares or the Distribution Agreement does not affect the obligation of the Class B shareholders to pay CDSCs. The Distributor has sold its right to receive certain payments under the Distribution Agreement to a financial institution in order to finance the distribution of the Class B Shares.
     The Board of Trustees has also adopted a Rule 18f-3 Multi-Class Share Plan permitting the issuance of shares in multiple classes.
     The Trust has acknowledged that it has obtained its name by consent of Dr. Martin E. Zweig and agreed that if (i) the Manager should cease to be the Trust's investment manager or (ii) if Dr. Zweig should no longer be affiliated with the Manager, the Trust, upon request of Zweig Securities Corp. or Dr. Zweig, shall submit to the Trustees for their vote a proposal to delete the word Zweig from its name and cease to use the name Zweig Series Trust or any component or combination thereof or any name deceptively similar thereto, and indicate on all letterheads and other promotional material that the Manager is no longer the Trust's investment manager or Dr. Zweig is no longer affiliated with the Manager, as the case may be. The Trust has agreed that Dr. Zweig or Zweig Securities Corp. or any of its successors or assigns may use or permit the use of the word Zweig, alone or with any other words, for, by or in connection with any other entity or business, other than the Trust and its business, whether or not the same directly or indirectly competes or conflicts with the Trust or its business in any manner.

CUSTODIAN, FUND ACCOUNTING AGENT, TRANSFER AGENT AND DIVIDEND PAYING AGENT

     The Bank of New York, 48 Wall Street, New York, New York 10015 serves as custodian and fund accounting agent, and State Street Bank and Trust Company, P.O. Box 8505, Boston, Massachusetts 02260-8505, serves as the transfer agent and dividend paying agent for the Trust.

   For the convenience of shareholders, the transfer agent maintains in book account form the records of shares owned by Trust shareholders. Shareholders may request in writing that the transfer agent issue to them certificates representing their ownership of Trust shares.

INDEPENDENT ACCOUNTANTS
     Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York 10019, serves as independent accountants for the Trust. In addition to reporting annually on the financial statements of the Trust, the Trust's accountants also review certain filings of the Trust with the Securities and Exchange Commission.

COUNSEL
     Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, is counsel to the Trust. The firm also acts as counsel to the Manager and the Distributor.


PORTFOLIO TRANSACTIONS AND BROKERAGE
ALL SERIES OTHER THAN ZWEIG GOVERNMENT CASH FUND

     Officers and Trustees of the Trust and officers of the Manager who are also officers or directors of the Distributor or its affiliates receive indirect benefits from the Trust as a result of its usual and customary brokerage commissions which the Distributor or its affiliates may receive for acting as broker to the Trust in the purchase and sale of portfolio securities. The Management Agreement does not provide for a reduction of the advisory fee by any portion of the brokerage fees generated by portfolio transactions of the Trust which the Distributor may receive. For the year ended December 31, 1997, Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Growth & Income Fund, Zweig Managed Assets and Zweig Government Fund paid total brokerage commissions of $2,622,109, $855,258, $71,111, $1,645,2971 and $0, respectively. The amount paid by Zweig Foreign Equity Fund for the period November 24,1997 (commencement of operations) to December 31, 1997 was $7,571. For the years ended December 31, 1996 and 1995, respectively, Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Managed Assets and Zweig Government Fund paid total brokerage commissions of $3,738,437, $933,468, $2,130,073 and $0, respectively, and $1,335,463, $819,613, $1,980,952 and $0, respectively.
     For the year ended December 31, 1997, the Trust paid Zweig Securities Corp. $420,251 in brokerage commissions or 8.08% of total brokerage commissions for the year ended December 31, 1997. For the years ended December 31, 1996 and 1995, $633,637 and $468,501, respectively, was paid to Zweig Securities Corp. Allocation of transactions, including their frequency, to various dealers is determined by the Manager in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and efficient execution of orders in an effective manner at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research, statistical or other services to the Manager may receive orders for transactions by the Trust. Information so received will enable the Manager to supplement its own research and analysis with the views and information of other securities firms. Such information may be useful and of value to the Manager and its affiliates in servicing other clients as well as the Trust; in addition, information obtained by the Manager and its affiliates in servicing other clients may be useful and of value to the Manager in servicing the Trust. No principal transactions are effected with Zweig Securities Corp. or any of its affiliated companies.

     The Trust may from time to time allocate brokerage commissions to firms that furnish research and statistical information to the Manager. The supplementary research supplied by such firms is useful in varying degrees and is of indeterminable value. Such research may, among other things, include advice regarding economic factors and trends, advice as to occasional transactions in specific securities and similar information relating to securities. No formula has been established for the allocation of business to such brokers. Consideration may be given to research provided and payment may be made of a fee higher than that charged by another broker-dealer which does not furnish research services or which furnishes research services deemed to be of lesser value, so long as the criteria of Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act") are met. Section 28(e) of the 1934 Act specifies that a person with investment discretion shall not be deemed to have acted unlawfully or to have breached a fiduciary duty solely because such person has caused the account to pay a higher commission than the lowest available under certain circumstances. To obtain the benefit of Section 28(e), the person so exercising investment discretion must make a good faith determination that the commissions paid are reasonable in relation to the value of the brokerage and research services provided viewed in terms of either that particular transaction or his overall responsibilities with respect to the accounts as to which he exercises investment discretion.
     Currently, it is not possible to determine the extent to which commissions that reflect an element of value for research services might exceed commissions that would be payable for execution series alone, nor generally can the value of research services be measured. Research services furnished might be useful and of value to the Manager and its affiliates in serving other clients as well as the Trust, but on the other hand any research service obtained by the Manager or the Distributor from the placement of portfolio brokerage of other clients might be useful and of value to the Manager in carrying out its obligation to the Trust.
     There are no fixed limitations regarding the Trust's portfolio turnover rate. In computing the portfolio turnover rate, all securities, including options, the maturities or expiration dates of which at the time of acquisition are one year or less, are excluded. Subject to this exclusion, the turnover rate is calculated by dividing (A) the lesser of purchases or sales of portfolio securities of a particular Series for the fiscal year by (B) the monthly average of the value of portfolio securities owned by the particular Series during the fiscal year.
     The options activities of Zweig Strategy Fund, Zweig Appreciation Fund, Zweig Growth & Income Fund,Zweig Managed Assets, Zweig Foreign Equity Fund and Zweig Government Fund may affect their respective turnover rates, the amount of brokerage commissions paid by each Series and the realization of net short-term capital gains which, when distributed, are taxed to shareholders (other than retirement plans) at ordinary income tax rates. There are no fixed limitations regarding the Zweig Strategy Fund's portfolio turnover. Securities satisfying the basic policies and objectives of the Zweig Strategy Fund may be disposed of when they are no longer deemed to be suitable. High portfolio turnover involves correspondingly greater brokerage commissions, other transaction costs, and a possible increase in short-term capital gains or losses. See "Net Asset Value and Taxes".
     The exercise of calls written by a Series may cause the Series to sell portfolio securities, thus increasing its turnover rate. The exercise of puts also may cause a sale of securities and increase turnover; although such exercise is within the Series' control, holding a protective put might cause the Series to sell the underlying securities for reasons which would not exist in the absence of the put. A Series will pay a brokerage commission each time it buys or sells a security in connection with the exercise of a put or call. Some commissions may be higher than those which would apply to direct purchases or sales of portfolio securities.


ZWEIG GOVERNMENT CASH FUND
     The Manager places orders for the purchase and sale of securities for Zweig Government Cash Fund. All of Zweig Government Cash Fund's portfolio transactions are principal transactions with major dealers in money market instruments, on which no brokerage commission is paid. Purchases from or sales to dealers serving as market-makers include the spread between the bid and asked prices. Transactions are allocated to various dealers according to the best judgment of the Manager and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research, statistical or other services to the Manager may receive orders for transactions by Zweig Government Cash Fund.


YIELD AND PERFORMANCE INFORMATION

ZWEIG GOVERNMENT CASH FUND
      From time to time, the Trust determines a current yield and effective yield for each class of shares of Zweig Government Cash Fund. For a further discussion of how the Trust calculates yield, see "Performance Information" in the Prospectus.

      The effective yield is an annualized yield based on a compounding of the unannualized base period return. The effective yield will be slightly higher than the yield or seven-day current yield because of the compounding effect of the assumed reinvestment.
     These yields are each computed in accordance with a standard method prescribed by the rules of the Commission, by first determining the net change in account value for a hypothetical account having a share balance of one share at the beginning of a seven-day period (the "beginning account value"). The net change in account value equals the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares. The unannualized base period return equals the net change in account value divided by the beginning account value. Realized gains or losses or changes in unrealized appreciation or depreciation are not taken into account in determining the net change in account value.

     The yields are then calculated as follows:
          Current Yield  =   Net Change in Account Value      X     365
                             ----------------------------           ---
                              Beginning Account Value                7
          Effective Yield  =   [(1 + Base Period Return)  365/7 ] - 1


     For the seven days ended December 31, 1997, the Zweig Government Cash Fund's effective (compounded) and current yields were 5.06% and 5.18%, respectively, for Class A Shares, 4.36% and 4.45%, respectively, for Class B Shares; 5.06% and 5.18%, respectively, for Class C Shares and 5.29% and 5.42%, respectively, for Class M Shares.

     Yield is a function of portfolio quality and composition, portfolio maturity and operating expenses. Yields fluctuate and do not necessarily indicate future results. While yield information may be useful in reviewing the performance of the Series, it may not provide a basis for comparison with bank deposits, other fixed rate investments or other investment companies that may use a different method of calculating yield.

OTHER SERIES
     The Trust will include performance data for Class A, Class B and Class C Shares of each Series in its advertisements, sales literature and other information distributed to the public that includes performance data of a Series. Such performance information will be based on investment yields or total returns for the Series.


         YIELD. Yield may not be the same as the distribution rate or the income reported in the Seriess' financial statements. We compute yield by taking the interest and dividend income a Series earns in a 30-day period, net of expenses, and dividing that amount by the average number of shares entitled to receive dividends. Yield will be calculated, using a one-month base period, according to the following formula:

     Yield = 2 X [(a-b/cd) + 1]6 - 1
     Where:
   a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
   d = the maximum offering price per share on the last day of the period.

     The annualized yield for the Class A, Class B and Class C Shares of Zweig Government Fund at December 31, 1997 was 4.48%, 4.00% and 4.25%, respectively.

         AVERAGE ANNUAL TOTAL RETURN. Total return represents the average annual compounded rate of return on an investment of $1,000 at the maximum public offering price (in the case of Class A Shares) or reflecting the deduction of any applicable CDSC. All data are based on past investment results.
 Average annual total return for a given period is computed by finding the average annual compounded rate of return over the period that would equate the initial amount invested to the ending redeemable value, according to the following formula:

       P(1 + T)n = ERV
       Where:
    P  = a hypothetical initial investment in the Series of $1,000
    T  = average annual total return n = number of years in period
   ERV = ending redeemable  value, at the end of the period, of a hypothetical
         $1,000 investment in the Series made at the beginning of the period. The average annual total return for the Class A, Class B and Class C Shares of each of the Series for the one and five year periods ended December 31, 1997 and for the periods from commencement of operations to December 31, 1997 (including the effect of the maximum sales charge) is as follows:

AVERAGE ANNUAL TOTAL RETURNS

                                Year Ended    Five Years Ended   Commencement of Operations
        CLASS A SHARES          12/31/97      12/31/97            to 12/31/97
        --------------          ---------------------------------------------
   Zweig Appreciation Fund        +17.02%          +13.50%            +13.39%(a)
   Zweig Strategy Fund            +11.57%          +12.89%            +11.47%(b)
   Zweig Government Fund           +3.27%           +4.65%             +6.83%(c)
   Zweig Managed Assets            +9.12%              N/A             +8.84%(d)
   Zweig Growth & Income Fund     +16.35               N/A            +15.18%(e)
   Zweig Foreign Equity Fund         N/A               N/A             -4,47%(f)

        (a) For the period beginning October 7, 1991.
        (b) For the period beginning December 29, 1989.
        (c) For the period beginning March 25, 1985.
        (d) For the period beginning February 8, 1993.
        (e) For the period beginning November 26, 1996.
        (f) For the period beginning November 24, 1997.


                                Year Ended    Five Years Ended   Commencement of Operations
        CLASS B SHARES          12/31/97      12/31/97            to 12/31/97
        --------------          ---------------------------------------------
   Zweig Appreciation Fund      +16.82%                 N/A            +16.90%(a)
   Zweig Strategy Fund          +11.46%                 N/A            +11.91%(a)
   Zweig Government Fund         +2.17%                 N/A             +4.29%(a)
   Zweig Managed Assets          +8.94%                 N/A            +11.16%(a)
   Zweig Growth & Income Fund   +16.17%                 N/A            +16.06%(b)
   Zweig Foreign Equity Fund        N/A                 N/A             -4.02%(c)

       (a) For the period beginning April 8, 1996.
       (b) For the period beginning November 26, 1996.
       (c) For the period beginning November 24, 1997.

                                Year Ended    Five Years Ended   Commencement of Operations
        CLASS C SHARES          12/31/97      12/31/97            to 12/31/97
        --------------          ---------------------------------------------
   Zweig Appreciation Fund       +21.48%         +14.00%              +20.16%(a)
   Zweig Strategy Fund           +15.84%         +13.39%              +17.80%(a)
   Zweig Government Fund          +6.51%          +5.13%               +6.60%(a)
   Zweig Managed Assets          +13.24%            N/A               +13.00%(b)
   Zweig Growth & Income Fund    +20.63%            N/A               +20.43%(c)
   Zweig Foreign Equity Fund        N/A             N/A                -0.23%(d)

       (a) For the period beginning February 4, 1992.
       (b) For the period beginning February 8, 1993.
       (c) For the period beginning November 26, 1996.
       (d) For the period beginning November 24, 1997.

     The investment results of the Class A, Class B and Class C Shares of a Series will tend to fluctuate over time, so that historical yields, current distributions and total returns should not be considered representations of what an investment may earn in any future period. Actual dividends will tend to reflect changes in market yields, and will also depend upon the level of a Class' or Series' expenses, realized or unrealized investment gains and losses, and the results of such Series' investment policies. Thus, at any point in time, investment yields, current distributions or total returns may be either higher or lower than past results, and there is no assurance that any historical performance record will continue.
     The Trust or a Series also may include in its advertisements data from Age Wave, Inc.; the American Association of Retired Persons; BARRON'S; BUSINESS WEEK; CDA/Wiesenberger Investment Companies Service; Dalbar Surveys; DONOGHUE'S MONEY FUND REPORT; FINANCIAL PLANNING; FINANCIAL WORLD; FORBES; FORTUNE; FUNDSCOPE, HULBERT FINANCIAL DIGEST; Ibbotson Associates; INDIVIDUAL INVESTOR; INVESTMENT ADVISOR; INVESTORS BUSINESS DAILY; THE LISCIO REPORT; Lipper Analytical Services, Inc.; Micropal Inc.; MONEY; MORNINGSTAR MUTUAL FUNDS; MUTUAL FUND FORECASTER; MUTUAL FUNDS MAGAZINE; The National Center for Education Statistics; THE NEW YORK TIMES; The Philatelic Foundation; SMART MONEY; USA TODAY; U.S.
NEWS & WORLD REPORT; THE WALL STREET JOURNAL; WORTH and other industry publications.


REGISTRATION STATEMENT
     This Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the Commission under the 1933 Act with respect to the securities offered by the Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C.
     Statements contained in this Statement of Additional Information and the Prospectus as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information and the Prospectus form a part, each such statement being qualified in all respects by such reference.


FINANCIAL STATEMENTS

     The audited financial statements of the Trust for the year ended December 31, 1997 and the report of the Trust's independent accountants in connection therewith, are included in the 1997 Annual Report to Shareholders of the Trust, which is incorporated by reference into this Statement of Additional Information. Copies of the 1997 Annual Report are available upon request, without charge, by calling 1-800-272-2700.



APPENDIX I
CORPORATE BOND RATINGS
Description of Moody's Corporate Bond Ratings:
     Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as gilt-edge. Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
     Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.
     A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
     Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
     Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.
     B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.
     Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.
Description of S&P Corporate Bond Ratings:

     AAA Bonds rated AAA have the highest rating assigned by Standard & Poor's to a debt obligation. Capacity to pay interest and repay principal is extremely strong.
     AA Bonds rated AA have a strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degrees.
     A Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.
     BBB Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than for bonds in higher rated categories.
     BB, B, CCC Bonds rated BB, B or CCC are regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CCC a higher degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.
     Bonds rated BBB or lower by S&P and Bonds rated Baa or less by Moody's (non-investment grade securities) are considered to be speculative in nature. Non-investment grade securities will generally be less sensitive to interest rate changes than investment grade securities (those rated A or higher by S&P and BBB or higher by Moody's) but will be more sensitive to adverse economic changes or specific corporate developments. The liquidity risk of non-investment grade securities will be higher than investment grade securities and their value will be more difficult to ascertain due to the lack of an established secondary market. These securities may also be adversely affected by new laws or proposed new laws on the high yield market (e.g., tax proposals).

COMMERCIAL PAPER RATINGS
Description of Moody's Commercial Paper Ratings:
     The rating Prime-1 is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance; (4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by the management of obligations which may be present or may arise as a result of public interest questions and preparations to meet obligations.
Description of S&P's Commercial Paper Ratings:
     Commercial paper rated A-1 by S&P has the following characteristics:
Liquidity ratios are adequate to meet cash requirements: long-term senior debt is rated A or better, the issuer has access to at least two additional channels of borrowing; and basic earnings and cash flow have an upward trend with allowance made for unusual circumstances. Typically, the issuer's industry is well established and the issuer has a strong position in the industry. The reliability and quality of management are unquestioned. Relative strength or weakness of the above factors determines whether the issuer's commercial paper is rated A-1, A-2 or A-3.

Zweig
Series Trust                                     PROSPECTUS
                                                 .
                                                 .           Zweig Government
                                                 .              Cash Fund
                                                 .
               May 1, 1998(left arrow) . . . . . .


ZWEIG GOVERNMENT CASH FUND (THE "FUND") (FORMERLY NAMED ZWEIG CASH FUND) is a professionally managed money market fund that seeks high current income consistent with liquidity and preservation of capital. The Fund invests in short-term securities issued or guaranteed as to the payment of principal and interest by the United States Government, its agencies or instrumentalities, and repurchase agreements with respect to such securities. Shares of the Fund are sold and redeemed at net asset value.

The Fund is one of seven different funds, or series, of Zweig Series Trust. Each fund has its own investment objectives and policies and each offers different classes of shares. THIS PROSPECTUS DESCRIBES CLASS M SHARES OF ZWEIG GOVERNMENT CASH FUND. Class A Shares, Class B Shares, Class C Shares and Class I Shares of the Fund are described in a separate prospectus, which includes a description of the other series of the Trust.

Zweig/Glaser Advisers selects and manages the Fund's investments. Zweig Securities Corp. is the principal distributor of the Fund's shares.


SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED, ENDORSED OR INSURED BY, THE U.S. GOVERNMENT, ANY BANK, THE FEDERAL DEPOSIT INSURANCE CORP., THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY, ENTITY, OR PERSON. THE ZWEIG GOVERNMENT CASH FUND SEEKS TO MAINTAIN A STABLE SHARE PRICE OF $1.00. THERE CAN BE NO ASSURANCE THAT THE FUND WILL MEET THIS GOAL.


This prospectus contains important information that you should know before investing. Please keep it for future reference. A Statement of Additional Information (SAI) dated May 1, 1998, has been filed with the Securities and Exchange Commission. The Commission maintains a World Wide Web site at http://www.sec.gov that contains the SAI and other information regarding the Fund. The SAI is incorporated by reference into this prospectus. You can obtain a copy without charge by calling 1-800-272-2700.

Zweig Series Trust
900 Third Avenue, 31st Floor
New York, NY 10022-4728
1-800-272-2700

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

FEE TABLE
     We've provided the following table to help you understand the expenses of investing in the Fund. Mutual fund investors bear two types of expenses: transaction expenses and operating expenses. You pay transaction expenses when you buy shares in a fund. The Fund as a whole pays operating expenses, which reduce the Fund's annual return to you.

     The table below is based on operating expenses for the last fiscal year. THE TABLE DOES NOT REPRESENT FUTURE EXPENSE LEVELS, WHICH MAY BE GREATER OR LESS THAN THOSE SHOWN. Federal regulations require the examples to assume a 5% annual return, but actual annual returns have varied as shown in the column headed "Total Return" in the table on the following page.

                                                                                          ZWEIG GOVERNMENT CASH FUND
                                                                                  -------------------------------------------
                                                                                  CLASS M     CLASS A     CLASS B     CLASS C
                                                                                  -------     -------     -------     -------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charge
     (as % of Offering Price)..................................................        0%          0%          0%          0%
  Contingent Deferred Sales Charge
     (CDSC)(1).................................................................        0%          0%       5.00%       1.25%
ANNUAL OPERATING EXPENSES
  (as % of average net assets)
  Management Fees
     (after expense reimbursement).............................................     0.20%         --%         --%         --%
  Rule 12b-1 Fees(2)...........................................................     0.06%       0.30%       1.00%       0.30%
  Other Expenses
     (after expense reimbursement).............................................     0.15%       0.35%       0.35%       0.35%
                                                                                  -------     -------     -------     -------
  Total Fund Operating Expenses
     (after expense reimbursement).............................................     0.41%*      0.65%*      1.35%*      0.65%*
                                                                                  -------     -------     -------     -------
                                                                                  -------     -------     -------     -------


                                                                                 CLASS I
                                                                                 -------
SHAREHOLDER TRANSACTION EXPENSES
  Maximum Sales Charge
     (as % of Offering Price)..................................................        0%
  Contingent Deferred Sales Charge
     (CDSC)(1).................................................................        0%
ANNUAL OPERATING EXPENSES
  (as % of average net assets)
  Management Fees
     (after expense reimbursement).............................................     0.03%
  Rule 12b-1 Fees(2)...........................................................        0%
  Other Expenses
     (after expense reimbursement).............................................     0.32%
                                                                                 -------
  Total Fund Operating Expenses
     (after expense reimbursement).............................................     0.35%*
                                                                                 -------
                                                                                 -------

---------------
  * The Manager has voluntarily undertaken to limit the expenses of the Fund (exclusive of taxes, interest, brokerage commissions, Rule 12b-1 fees and extraordinary expenses) until April 30, 1999 to 0.35% of its average net assets. The Management Fees noted above, without reimbursement, would be 0.50% for each Class; Other Expenses would be as shown above for Class M Shares and Class I Shares, 0.94% for Class A Shares and 5.99% for Class B Shares and 0.85% for Class C Shares, and Total Fund Operating Expenses would be 0.71% for Class M Shares, 1.74% for Class A Shares, 7.49% for Class B Shares, 1.65% for Class C Shares and 0.82% for Class I Shares.
(1) The maximum CDSC is imposed on Class B Shares redeemed in the first year; for shares held longer than one year, the CDSC declines over the succeeding six years to zero. The CDSC on Class C Shares applies only if redemption occurs within one year from purchase.
(2) The Rule 12b-1 distribution plan for Class M Shares is described under "Organization and Management" -- The distributor". A separate Rule 12b-1 plan for Class A, Class B and Class C Shares provides for a 0.25% Service Fee, 100% of which is reallocated to National Association of Securities Dealers, Inc. (NASD) member firms for continuous personal service by such members to investors in the Fund, such as responding to shareholder inquiries, quoting net asset values, providing current marketing materials and attending to other shareholder matters. The Distributor retains 0.05% of the asset based sales charge also included in the Rule 12b-1 Fees.

                                  EXAMPLE: You would pay the           EXAMPLE: You would pay
                                  following expenses on a $1000        the following expenses
                                  investment assuming                  on a $1000 investment
                                  (1) 5% annual return and             assuming
                                  (2) redemption at the end of         (1) 5% annual return and
                                  each time period:                    (2) no redemption:
                                   1        3        5       10       1        3        5       10
                                  Year    Years    Years    Years    Year    Years    Years    Years
Class M Shares.................   $ 4     $13      $23      $ 52     $ 4      $13      $23      $ 52
Class A Shares.................     7      21       36        81       7       21       36        81
Class B Shares.................    64      73       94       134      14       43       74       134
Class C Shares.................    19      21       36        81       7       21       36        81
Class I Shares.................     4      11       20        44       4       11       20        44

FINANCIAL HIGHLIGHTS
     The following table sets forth financial history for a share of each class of the Fund. Data for Class M Shares of the Fund prior to May 1, 1994, is from Zweig Cash Fund Inc., its predecessor by merger.

     Coopers & Lybrand L.L.P., the Fund's independent accountants, has audited this information. Their report for each of the last five years is included in the 1997 Annual Report of Zweig Series Trust. The report is available upon request and is incorporated by reference into the Statement of Additional Information.

                                                                                                                     RATIOS
                                                                                                                       TO
                                                                                                                    AVERAGE
                                                                                                                      NET
                               NET                                                               NET                 ASSETS
                              ASSET                                  DIVIDENDS                  ASSET               --------
                              VALUE         NET        TOTAL FROM     FROM NET                  VALUE
YEAR                        BEGINNING    INVESTMENT    INVESTMENT    INVESTMENT      TOTAL      END OF    TOTAL
ENDED                        OF YEAR       INCOME      OPERATIONS      INCOME      DIVIDENDS     YEAR     RETURN    EXPENSES
-------------------------   ---------    ----------    ----------    ----------    ---------    ------    ------    --------
ZWEIG GOVERNMENT CASH FUND CLASS M(1)
1997                          $1.00        $0.05          $0.05       $(0.05)      $(0.05)       $1.00      5.22%       0.41%
1996                           1.00         0.05           0.05        (0.05)       (0.05)        1.00      5.09        0.40
1995                           1.00         0.05           0.05        (0.05)       (0.05)        1.00      5.32        0.64
1994                           1.00         0.04           0.04        (0.04)       (0.04)        1.00      3.67        0.70
1993                           1.00         0.03           0.03        (0.03)       (0.03)        1.00      2.86        0.70
1992                           1.00         0.03           0.03        (0.03)       (0.03)        1.00      3.40        0.70
1991                           1.00         0.06           0.06        (0.06)       (0.06)        1.00      5.63        0.66
1990                           1.00         0.07           0.07        (0.07)       (0.07)        1.00      7.53        0.72
1989                           1.00         0.08           0.08        (0.08)       (0.08)        1.00      8.53        0.77
1988                           1.00         0.07           0.07        (0.07)       (0.07)        1.00      7.16        0.63
ZWEIG GOVERNMENT CASH FUND CLASS A(5)
1997(2)                        1.00         0.05           0.05        (0.05)       (0.05)        1.00      4.97        0.65
1996(3)                        1.00         0.05           0.05        (0.05)       (0.05)        1.00      4.83        0.65
1995(4)                        1.00         0.05           0.05        (0.05)       (0.05)        1.00      5.08        0.87
1994                           1.00         0.03           0.03        (0.03)       (0.03)        1.00      2.55*       0.62*
ZWEIG GOVERNMENT CASH FUND CLASS B(6)
1997(2)                        1.00         0.04           0.04        (0.04)       (0.04)        1.00      4.24        1.35
1996(3)                        1.00         0.03           0.03        (0.03)       (0.03)        1.00      3.03*       1.35**
ZWEIG GOVERNMENT CASH FUND CLASS C(5)
1997(2)                        1.00         0.05           0.05        (0.05)       (0.05)        1.00      4.97        0.65
1996(3)                        1.00         0.05           0.05        (0.05)       (0.05)        1.00      4.83        0.65
1995(4)                        1.00         0.05           0.05        (0.05)       (0.05)        1.00      5.08        0.87
1994                           1.00         0.03           0.03        (0.03)       (0.03)        1.00      2.55*       0.61*
ZWEIG GOVERNMENT CASH FUND CLASS I(7)
1997(2)                        1.00         0.05           0.05        (0.05)       (0.05)        1.00      5.28        0.35
1996(3)                        1.00         0.01           0.01        (0.01)       (0.01)        1.00      0.80*       0.35**


                                         NET ASSETS
                                           END OF
                              NET           YEAR
YEAR                       INVESTMENT       (IN
ENDED                        INCOME      THOUSANDS)
-------------------------  ----------    ----------
ZWEIG GOVERNMENT CASH FUN
1997                           5.10%      $ 56,599
1996                           4.98         45,271
1995                           5.20         48,515
1994                           3.58         78,149
1993                           2.83         92,471
1992                           3.35        145,169
1991                           5.63        126,019
1990                           7.27        189,943
1989                           8.24        163,288
1988                           6.93        291,836
ZWEIG GOVERNMENT CASH FUN
1997(2)                        4.85          2,472
1996(3)                        4.73          3,360
1995(4)                        4.97          3,661
1994                           2.52*         4,303
ZWEIG GOVERNMENT CASH FUN
1997(2)                        4.21            336
1996(3)                        4.03**           33
ZWEIG GOVERNMENT CASH FUN
1997(2)                        4.84          2,661
1996(3)                        4.73          4,535
1995(4)                        4.97          4,458
1994                           2.52*         5,040
ZWEIG GOVERNMENT CASH FUN
1997(2)                        5.10            100
1996(3)                        5.03**        1,401


---------------
(1) During 1997, 1996, 1995, 1994, 1993, 1992 and 1991, the manager voluntarily reimbursed Zweig Government Cash Fund Class M $.003, $.003, $.001, $.002, $.001, $.002 and $.001 per share (0.30%, 0.32%, 0.10%, 0.15%, 0.08%, 0.15%
    and 0.15% ratio of expenses to average net assets), respectively.
(2) During 1997, the manager voluntarily reimbursed Zweig Government Cash Fund Class A, Class B, Class C and Class I $.011, $.058, $.01 and $.005 per share (1.09%, 6.14%, 1.00% and 0.47% ratio of expenses to average net assets), respectively.
(3) During 1996, the manager voluntarily reimbursed Zweig Government Cash Fund Class A, Class B, Class C and Class I $.007, $.007, $.006 and $.004 per share (0.66%, 0.60%, 0.60% and 0.38% ratio of expenses to average net assets), respectively.
(4) During 1995, the manager voluntarily reimbursed Zweig Government Cash Fund Class A and Class C $.005 and $.003 per share (0.47% and 0.28% ratio of expenses to average net assets), respectively.
(5) Commenced operations on May 1, 1994.
(6) Commenced operations on April 8, 1996.
(7) Commenced operations on November 1, 1996.
  * Not Annualized
 ** Annualized

ZWEIG GOVERNMENT CASH FUND IS A CONVENIENT WAY TO INVEST IDLE CASH IN A MONEY MARKET FUND THAT INVESTS IN SHORT-TERM SECURITIES ISSUED OR GUARANTEED AS TO THE PAYMENT OF PRINCIPAL AND INTEREST BY THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES, AND REPURCHASE AGREEMENTS WITH RESPECT TO SUCH OBLIGATIONS. THE FUND IS A SERIES OF ZWEIG SERIES TRUST.

The Fund seeks high current income consistent with maintaining liquidity and preserving capital. The goal of the Fund is to maintain a stable share price of $1.00.

INVESTMENTS AND RISK FACTORS
The Fund invests in short-term securities issued or guaranteed as to the payment of principal and interest by the United States Government, its agencies or instrumentalities and repurchase agreements with respect to such securities. Not all U.S. Government securities are backed by the full faith and credit of the United States. Some are supported only by the credit of the agency or instrumentality that issued them. Obligations of the U.S. Government and its agencies and instrumentalities are considered to have the lowest risk of default, but they are subject to other risks, including those related to changes in interest rate levels. The value of debt securities, including those held by the Fund, varies inversely with changes in interest rate levels.

U.S. Government agencies and instrumentalities include: Bank for Cooperatives, Export-Import Bank of the U.S., Farmers Home Administration, Federal Farm Credit Banks, Federal Financing Bank, Federal Home Loan Banks, Federal Home Loan Mortgage Corp., Federal Housing Administration, Federal Intermediate Credit Banks, Federal Land Banks, Federal National Mortgage Association, Government National Mortgage Association, Resolution Funding Corp., Student Loan Marketing Association, Tennessee Valley Authority and the U.S. Postal Service.

Repurchase agreements are arrangements by which the Fund buys a security at one price and at the same time agrees to sell the security back to the seller at a higher price, usually on the next business day. Repurchase agreements offer a means of generating income from excess cash that the Fund might otherwise hold. Delays in payment or losses may result if the other party to the agreement defaults or becomes bankrupt. The Fund will enter into repurchase agreements ONLY WITH RESPECT TO OBLIGATIONS OF THE U.S. GOVERNMENT, ITS AGENCIES OR INSTRUMENTALITIES and only with member banks of the Federal Reserve System or primary dealers in U.S. Government securities. The Fund's repurchase agreements must be fully backed by collateral (U.S. Government securities) that is marked to market, or priced, each day.

The Fund may purchase a security on a when-issued or delayed-delivery basis, i.e., with delivery and payment deferred to a future date. The money to purchase such securities will be invested in other securities until the Fund receives delivery. This could increase the possibility that the Fund's net asset value might be affected by changes in interest rates.

Although it has not used these practices in the past, the Fund may lend its securities to other financial institutions to earn income, borrow money for temporary purposes, and invest up to 10% of its net assets in illiquid securities, such as repurchase agreements maturing in more than seven days. The Fund's investment objective and these practices can be changed only by vote of a majority of the outstanding shares of the Fund. A majority for this purpose is defined as the lesser of: (a) 67% of the shares represented at a meeting if at least 50% of all shares are represented; or (b) more than 50% of all outstanding shares.

THE STATEMENT OF ADDITIONAL INFORMATION HAS FURTHER DETAILS ABOUT THE INVESTMENTS AND POLICIES OF THE FUND. AS WITH ANY MUTUAL FUND, THERE IS NO ASSURANCE THAT THE FUND'S OBJECTIVE WILL BE ACHIEVED.

NET ASSET VALUE, DISTRIBUTIONS AND TAXES
NET ASSET VALUE. The net asset value of each class of shares is determined as of 2:00 P.M. New York time and as of the close of regular trading on the New York Stock Exchange ("NYSE") on each day the NYSE is open for trading. The non-class-specific liabilities of the Fund are subtracted from the Fund's assets to determine its total net assets. Each class's proportionate interest in the Fund's net assets is determined. The liabilities attributable to that class, including its distribution fees, are then deducted and the resulting amount is divided by the number of shares of that class outstanding to produce its net asset value per share. The Fund attempts to stabilize its share price at $1.00 and uses the amortized cost method of valuing its investments.

DISTRIBUTIONS AND TAXES. The Fund intends to qualify as a regulated investment company for federal income tax purposes and to distribute to its shareholders all income and net capital gains so as to be relieved of federal taxes. The Fund declares dividends at 2:00 P.M. New York time on each day the NYSE is open of all its net income, including: accrued interest, earned discounts, and realized gains and losses, less amortized premiums and accrued expenses. Dividends are declared separately for each class of shares. Dividends are reinvested at net asset value on the last business day of each month unless a shareholder elects to receive distributions in cash. Distributions of income and short-term capital gains are taxable as dividends when paid, whether taken in cash or reinvested (the Fund does not expect to realize any long-term capital gains). By January 31 of each year, we will send you a statement showing the tax status of your distributions for the prior year. The foregoing RELATES TO certain federal income tax consequences. Be sure to consult your own tax adviser to determine the precise effect on your particular tax situation, as well as any state and local tax consequences.

HOW TO BUY SHARES
Class M shares of the Fund are sold at net asset value without a sales charge. You can buy shares directly from the Fund's transfer agent, through an investment professional, or automatically through a regular investment plan. The minimum initial investment is $10,000 except for service organizations whose clients have made aggregate minimum purchases of $1,000,000, the minimum is $1,000. There is no minimum amount for additional investments. Purchase orders received by the transfer agent by 2:00 P.M. New York time become effective and earn dividends that day provided payment is received in Federal funds by 4:00 P.M. New York time. We reserve the right to change or waive minimums or to refuse any order.

BUYING SHARES FROM AN INVESTMENT DEALER. If you invest through a broker, bank or other institution, that firm or institution may have its own service features and/or fees. If you wish us to refer you to an investment professional, call us at 1-800-272-2700. Investment professionals receive compensation for providing investment advice, and such compensation differs for selling shares of different classes of the Zweig Mutual Funds.

AUTOMATICALLY THROUGH SWEEP PROGRAMS. Customers of participating securities dealers and banks may participate in sweep programs by which an account with the dealer or bank is coordinated with an account in the Fund. Purchases and sales are made by the participating securities dealer or bank as agent of their customer. For further information about the sweep program, see the Statement of Additional Information or call us at 1-800-272-2700.

BUYING SHARES THROUGH THE TRANSFER AGENT. Send a letter to the transfer agent directing that Zweig Governnment Cash Fund Class M Shares are to be purchased with your check. The address is: Zweig Governnment Cash Fund c/o State Street Bank & Trust Company, P.O. Box 8505, Boston, MA 02266-8505. Make your check payable to State Street Bank & Trust Company or Zweig Governnment Cash Fund. THIRD PARTY CHECKS (I.E. ANY CHECKS THAT ARE NOT MADE PAYABLE TO THE ORDER OF STATE STREET BANK & TRUST COMPANY OR ZWEIG GOVERNNMENT CASH FUND) WILL NOT BE ACCEPTED. You may deliver your order by courier or overnight mail to State Street's offices at: 2 Heritage Drive (3rd floor), Quincy, MA 02171, Attention:
Zweig Mutual Funds. You also may wire your order with Federal funds. For wiring instructions, call the transfer agent at 1-800-628-0441.

BUYING SHARES THROUGH AN INVESTMENT PLAN. You can invest in the Fund through an automatic investment plan. For further details, call us at 1-800-272-2700.

HOW TO REDEEM SHARES
You can redeem your shares at net asset value on any day the NYSE is open for trading through the transfer agent if the shares are registered in your name, or through the investment dealer or institution through which you purchased your shares.

THROUGH YOUR INVESTMENT DEALER. If your account has been established by your investment dealer or other institution, contact your investment professional, who will assist you with your redemption.

THROUGH THE TRANSFER AGENT BY MAIL. If the shares are registered in your name, send a letter of instruction signed exactly as the shares are registered, with signature guarantees from an appropriate guarantor, and any certificates that represent the shares you wish to redeem. A signature guarantee is required whether or not certificates are involved. Mail the information to: Zweig Governnment Cash Fund c/o State Street Bank & Trust Company, P.O. Box 8505, Boston, MA 02266-8505. Appropriate signature guarantors include banks, savings associations, credit unions, member firms of a national securities exchange, municipal securities dealers and government securities dealers. Redemption instruc-tions by corporate and fiduciary shareholders also must be accompanied by appropriate documentation establishing the authority of the person seeking to act on behalf of the account. Call us at 1-800-272-2700 for more information.

THROUGH THE TRANSFER AGENT BY TELEPHONE. The transfer agent must receive your instructions before 2:00 P.M. in order to redeem shares and remit proceeds that day. You may issue a telephone redemption request directly to the transfer agent at 1-800-628-0441 if (a) your account is registered for telephone/expedited redemption privileges, and (b) your shares are held at the transfer agent without certificates. If you designated a domestic bank on the Application Form when you opened your account, you may have redemption proceeds of $1,000 or more wired to that bank. Subsequent directions for wiring proceeds require a signature guarantee from an appropriate guarantor. The maximum amount that may be redeemed by telephone is $10,000 FOR INDIVIDUAL ACCOUNTS ($25,000 for joint accounts). Neither the Fund, the distributor, nor the transfer agent will be liable for any loss in acting on telephone instructions reasonably believed to be authentic. In the event of a fraudulent telephone redemption, the investor will bear the risk of loss. Because the Fund may otherwise be liable for any losses due to unauthorized or fraudulent instructions, reasonable procedures are employed to confirm that instructions given by phone are genuine. These include requiring a form of personal identification from the caller and recording telephone instructions. For identification purposes, the transfer agent may require such information as it deems necessary before accepting redemption instructions.

During periods of extremely drastic economic or market changes, it may become difficult to implement a telephone redemption. In the event that you have difficulty reaching the transfer agent at its toll-free number, you should consider sending written redemption instructions in the manner explained above. We reserve the right to refuse telephone redemption requests and to limit their amount or frequency. If, however, we determine not to accept a telephone redemption request, we will seek to advise you promptly of that decision and, to the extent feasible, will communicate that decision by telephone.

THROUGH THE TRANSFER AGENT BY CHECK. You may establish a Check Service with State Street Bank and Trust Company. Checks must be in amounts of $500 or more. To obtain redemption checks, complete an application form which can be obtained by calling us at 1-800-272-2700. When a check is presented for payment, State Street will redeem full and fractional shares in your account to cover the amount of the check. State Street will not honor a check for less than $500 or for an amount exceeding the value of your account at the time the check is presented. We reserve the right to impose a service charge for check redemptions, stop payment orders and returned checks.


AUTOMATICALLY THROUGH SWEEP PROGRAMS. See "HOW TO BUY SHARES -- AUTOMATICALLY THROUGH SWEEP PROGRAMS" ABOVE.


MINIMUM ACCOUNT SIZE. If your account balance falls below $10,000 as a result of redeeming shares, you may be given 60 days' notice to reestablish the minimum balance. If you do not increase your balance, we reserve the right to close your account and send the proceeds to you. We normally will not close a tax-deferred retirement plan account.

ORGANIZATION AND MANAGEMENT
The Trust was established as a Massachusetts business trust on September 24, 1984 and reorganized as a Delaware business trust on April 30, 1996. The Trust is a mutual fund, or, in the technical terms of the Investment Company Act of 1940 (the 1940 Act) under which it is registered, an open-end, diversified management investment company. It has an unlimited number of shares of beneficial interest which, without shareholder approval, may be divided by the trustees into an unlimited number of classes and funds. The shares presently are divided into five classes of shares in the Fund and four classes of shares in the six other funds. Voting rights are based on a shareholder's total dollar interest in a Series and are thus allocated in proportion to the value of each shareholder's investment. Shares vote together on matters that concern the entire Trust, or by individual fund or class when the Board of Trustees determines that the matter affects only the interests of a particular fund or class.

The Board of Trustees directs the management of the business of the Trust. The Board has duties and responsibilities comparable to those of the boards of directors of corporations, not to those of trustees under customary trust principles. The trustees oversee the Trust's activities, elect the officers of the Trust who are responsible for its day-to-day operations, review contractual arrangements with the companies that provide services to the Trust, and review investment performance.

THE MANAGER AND MANAGEMENT FEE. The Fund's investments are managed by Zweig/Glaser Advisers, 900 Third Avenue, New York, NY 10022-4728. The general partners of Zweig/Glaser Advisers are: Glaser Corp., a Delaware corporation controlled by Eugene J. Glaser, and Zweig Management Corp., a Delaware corporation controlled by Dr. Martin E. Zweig. The manager also makes recommendations with respect to the Fund's business affairs, furnishes certain administrative services, office space and equipment, and permits its employees to serve as the officers of the Trust without additional compensation from the Fund. All other expenses incurred in the operation of the Fund are borne by the Fund, including: interest, taxes, fees and commissions of every kind; expenses of issue, repurchase or redemption of shares; costs of registering or qualifying shares for sale (including printing costs, legal fees and other expenses relating to the preparation and filing of the Trust's registration statement with the appropriate regulatory authorities and the production and filing of the Trust's prospectus); costs of insurance; association membership dues; all charges of custodians, including fees as custodian, escrow agent, and fees for keeping books and performing portfolio valuations; all charges of transfer agents, registrars, pricing services, independent accountants and legal counsel; expenses of preparing, printing and distributing prospectuses and all proxy materials, reports and notices to shareholders; expenses of distribution of shares pursuant to the Rule 12b-1 Plan described below; out-of-pocket expenses of trustees; fees of trustees who are not "independent persons" as defined in the 1940 Act; and all other costs incident to the Trust's existence as a business trust. Zweig/Glaser Advisers' fee is equal to 0.50% of the Fund's average daily net assets.

THE DISTRIBUTOR. Zweig Securities Corp. serves as principal distributor of shares of the Zweig Mutual Funds. Class M Shares have a distribution sharing plan pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the distributor may enter into service agreements with securities dealers, financial institutions, banks, and other industry professionals for distribution, promotion and administration and servicing investors in the Fund's Class M Shares. Under the plan, the Fund and the manager reimburse the distributor in equal shares for service payments to service organizations of up to 0.30% of the average daily net assets of the Fund's Class M Shares. The plan also provides that the Fund will pay up to an additional $100,000 per annum for marketing costs, although it is not anticipated that the Fund will pay the full $100,000 during the present year.

PERFORMANCE INFORMATION

Yield is a function of portfolio quality, maturity and composition, and operating expenses. Yields fluctuate and do not necessarily indicate future results. While yield information may be useful in reviewing the performance of the Fund, it may not provide a basis for comparison with bank deposits, other fixed rate instruments or other investment companies that may use a different method of calculating yield.

Occasionally, the Fund may advertise current yield or effective yield. Yield figures are based on historical earnings and are not intended to indicate future performance. Current yield refers to the income generated by an investment in the Fund over a seven-day period specified in the advertisement. This income is assumed to be generated each week for 52 weeks. This 52-week income is then shown as a percentage of the investment. Effective yield is calculated similarly but, when annualized, the income earned is assumed to be reinvested. The effective yield will be slightly higher than the current yield because of the compounding effect of the assumed reinvestment. The Fund also may include in advertising or marketing materials data from financial and other publications or from surveys that deal with mutual fund or investment statistics. The Statement of Additional Information lists some of such publications and sources of data.

TABLE OF CONTENTS

Fee Table                                              2
Financial Highlights                                   3
Investments and risk factors                           4
Net asset value, distributions and taxes               4
How to buy shares                                      5
How to redeem shares                                   5
Organization and management                            6
Performance Information                                7

INVESTMENT MANAGER
Zweig/Glaser Advisers
900 Third Avenue, 31st Floor
New York, New York 10022-4728

CUSTODIAN
The Bank of New York
48 Wall Street
New York, New York 10015

TRANSFER AGENT AND DIVIDEND PAYING AGENT
State Street Bank and Trust Company
P.O. Box 8505
Boston, Massachusetts 02266-8505

INDEPENDENT ACCOUNTANTS
Coopers & Lybrand L.L.P.
1301 Avenue of the Americas
New York, New York 10019

COUNSEL
Shearman & Sterling
599 Lexington Avenue
New York, New York 10022

PRINCIPAL DISTRIBUTOR
Zweig Securities Corp.
900 Third Avenue, 31st Floor
New York, New York 10022-4728

NO DEALER, SALESPERSON OR OTHER
PERSON HAS BEEN AUTHORIZED TO GIVE
ANY INFORMATION OR TO MAKE ANY
REPRESENTATIONS, OTHER THAN THOSE
CONTAINED IN THIS PROSPECTUS, IN
CONNECTION WITH THE OFFER CONTAINED
IN THIS PROSPECTUS, AND, IF GIVEN OR
MADE, SUCH OTHER INFORMATION OR
REPRESENTATIONS MUST NOT BE RELIED
UPON AS HAVING BEEN AUTHORIZED BY
THE TRUST, THE INVESTMENT MANAGER OR
THE DISTRIBUTOR. THIS PROSPECTUS
DOES NOT CONSTITUTE AN OFFERING IN
ANY STATE IN WHICH SUCH OFFERING MAY
NOT LAWFULLY BE MADE.


Zweig
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          .                    Cash Fund
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      May 1, 1998



                               ZWEIG SERIES TRUST
                    ZWEIG GOVERNMENT CASH FUND Class M Shares
             900 Third Avenue, 31st Floor New York, N.Y. 10022-4728


                       STATEMENT OF ADDITIONAL INFORMATION


          ZWEIG GOVERNMENT CASH FUND (the "Fund") (formerly named Zweig Cash
Fund), a Series of Zweig Series Trust (the "Trust"), is a professionally managed money market fund that seeks high current income consistent with liquidity and preservation of capital. The Fund invests in short-term securities issued or guaranteed as to the payment of principal and interest by the United States Government, its agencies or instrumentalities, and repurchase agreements with respect to such securities. The Fund issues its shares in five classes. This Statement of Additional Information describes Class M Shares of the Fund only and relates to the Prospectus describing such Class M Shares. Class M Shares currently have no exchange feature, and may not be exchanged for Class A, Class B , Class C and Class I Shares of the Fund, or shares of any other Series of the Trust.

       Zweig/Glaser Advisers (the "Manager") selects and manages the investments of the Fund and Zweig Securities Corp. (the "Distributor"), an affiliate of the Manager, is the principal distributor of the Fund.

       This Statement of Additional Information is not a prospectus. It should be read in conjunction with the Prospectus relating to the Class M Shares of the Fund, dated May 1, 1998, which can be obtained without cost by contacting your financial consultant or by calling or writing the Fund at the telephone number and address printed on this page. This Statement of Additional Information is intended to provide you with additional information regarding the activities and operations of the Fund.


                            Toll Free 1-800-272-2700


                                   May 1, 1998


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 TABLE OF CONTENTS                                                                                     Page
   INVESTMENT OBJECTIVE AND POLICIES.....................................................................2
   INVESTMENT RESTRICTIONS...............................................................................2
   HOW TO PURCHASE AND REDEEM SHARES.....................................................................3
             SWEEP  PROGRAMS.............................................................................3
             CHECK SERVICE...............................................................................4
   RETIREMENT PLANS......................................................................................4
   NET ASSET VALUE AND TAXES.............................................................................4
            TAX STATUS ..................................................................................5
            TAXATION OF SHAREHOLDERS.....................................................................5
   TRUSTEES AND OFFICERS OF THE TRUST....................................................................6
   CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES...................................................8
   INVESTMENT MANAGEMENT AND OTHER SERVICES..............................................................9
            THE MANAGEMENT AGREEMENT.....................................................................9
            THE DISTRIBUTOR AND DISTRIBUTION PLANS.......................................................9
            CUSTODIAN, FUND  ACCOUNTING AGENT, TRANSFER AGENT AND DIVIDEND PAYING AGENT.................10
            INDEPENDENT ACCOUNTANTS.....................................................................11
            COUNSEL.....................................................................................11
   PORTFOLIO TRANSACTIONS...............................................................................11
   YIELD AND PERFORMANCE INFORMATION....................................................................11
   REGISTRATION STATEMENT...............................................................................11
   FINANCIAL STATEMENTS.................................................................................12




INVESTMENT OBJECTIVE AND POLICIES
   The Fund's investment objective is high current income consistent with liquidity and preservation of capital. The Fund's policies and permitted investments are described in the Prospectus under the heading "Investments and Risk Factors". There can be no assurance that the Fund's investment objective will be achieved.
   The Fund may invest in U.S. Government Obligations including U.S. Treasury issues, such as bills, certificates of indebtedness, notes and bonds, and issues of U.S. Government agencies and instrumentalities which are established under the authority of an act of Congress. Some of these securities, such as FHA debenture obligations, are supported by the full faith and credit of the U.S. Treasury; others, such as obligations of Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; and still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. The Fund will not invest in obligations of the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank, or the Inter-American Development Bank, or in FHA or VA pooled mortgages.
   As a general matter, the current value of debt securities held in the Fund varies inversely with changes in prevailing interest rates. If prevailing interest rates increase after a security is purchased, the value of the security will normally decline. Conversely, should prevailing interest rates decrease after a security is purchased, its market price will normally rise. However, these market fluctuations generally are not expected to result in any significant permanent change in value (or realized gains or losses) to the Fund because it invests primarily in short-term obligations and does not intend to dispose of the securities it purchases prior to their maturity unless, in the opinion of the Manager, it is in the best interest of the Fund to do so.
 The Fund also may enter into repurchase agreements with respect to obligations of the U.S. Government, its agencies or instrumentalities. Repurchase agreements may be considered loans to the seller collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Series is entitled to sell the underlying collateral. If the value of the collateral declines after the agreement is entered into, however, and if the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Manager monitors the value of the collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a Federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.
 The Fund may, from time to time, loan its securities to brokers, dealers and financial institutions and receive collateral from the borrower in the form of U.S. Government obligations, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. The Fund, which retains the incidents of ownership of the loaned securities, continues to be entitled to the interest payable on the loaned securities and, in addition, receives interest on the amount of the loan at a rate negotiated with the borrower. The loans will be terminable by the Fund at any time and will not be made to the Manager or to any of its affiliates. The Fund may pay reasonable finder's fees to persons unaffiliated with it responsible for arranging the loans. In determining whether to loan securities to a particular broker/dealer or financial institution, the Manager will consider all relevant facts and circumstances, including the creditworthiness of the broker/dealer or institution. The Fund will not enter into any securities lending agreement having a duration exceeding one year, and any security with a maturity longer than one year received as collateral for a particular loan will not become part of the Fund at the time of the loan or in the event the borrower defaults. The Fund has never loaned securities and the Fund has no current intention of doing so during the current year.

INVESTMENT RESTRICTIONS
   Zweig Government Cash Fund concentrates its investments in U.S. Government securities and issues of U.S. Government agencies and instrumentalities as set forth in its investment objective and has adopted certain restrictions and fundamental policies which cannot be changed without approval by the holders of a majority of the outstanding voting securities of the Fund as defined in the Investment Company Act of 1940, as amended (the "1940 Act") as the lesser of:
(1) 67% or more of the Fund's voting securities present at a meeting of shareholders, if the holders of more than 50% of the Fund's outstanding voting securities are present in person or by proxy, or (2) more than 50% of the Fund's voting securities. However, these policies may also be modified by the Trustees, in their discretion, without shareholder approval, to the extent necessary to facilitate the implementation of a master-feeder structure for Zweig Government Cash Fund (I.E., a structure under which a particular Series acts as a feeder and invests all of its assets in a single pooled master fund with substantially the same investment objectives and policies). Pursuant to such restrictions and policies, except as stated above, the Fund may not:
   o Purchase common stocks, preferred stocks, warrants, other equity securities, state bonds, municipal bonds, industrial revenue bonds or corporate bonds or debentures;

   o Borrow money, except from banks for temporary purposes in an amount up to 10% of the value of its total assets. The Fund may only pledge its assets in an amount up to 10% of the value of its total assets, and then only to secure such borrowings. The Fund will borrow money only to accommodate requests to redeem shares to effect an orderly liquidation of portfolio securities or to clear securities transactions and not for leveraging purposes; accordingly, it is anticipated that any such borrowing will be repaid before additional investments are made. The Fund currently does not intend to borrow money to an extent exceeding 5% of its total assets. The Fund may not issue any securities which would be deemed to be senior securities in contravention of the 1940 Act;
   o With respect to 75% of the value of the Fund's total assets, invest more than 5% of the value of its total assets in the securities of any one issuer, except securities issued or guaranteed as to the payment of principal and interest by the U.S. Government, its agencies or instrumentalities;
   o  Sell securities short;
   o  Write or purchase put or call options;
   o  Underwrite the securities of other issuers;
   o Purchase or sell real estate, real estate investment trust securities, commodities or oil and gas interests;
   o Make loans to others, except that engaging in permissible activities specified in the Prospectus under the heading "Investments and Risk Factors" and in this Statement of Additional Information under the headings Investment Objective and Policies and Description of Permitted Investments shall not be viewed as loans for this purpose;
  o Invest more than an aggregate of 10% of the Fund's net assets (taken at current value) in repurchase agreements maturing in more than seven days and other illiquid investments (such as non-negotiable certificates of deposit, non-negotiable time deposits or other non-marketable securities);
   o Invest in companies for the purpose of exercising control; or
   o Invest in securities of other investment companies, except as they may be acquired as part of a merger, consolidation or acquisition of assets.
   The foregoing percentage restrictions apply at the time an investment is made; a later increase or decrease in percentage may result from changes in values or the Fund's net assets but will not be deemed to result in an investment which is contrary to these restrictions.

HOW TO PURCHASE AND REDEEM SHARES
   Reference is made to the materials in the Prospectus under the headings "How to Buy Shares" and "How to Redeem Shares", which describe the methods of purchase and redemption of Fund shares. The following is additional information related to certain of those methods.
 SWEEP  PROGRAMS
   Class M Shares of the Fund may be purchased through certain participating securities dealers and/or banks (Institutions) which have established sweep programs under which cash in their customers' accounts may be automatically invested in the Fund. The customers' rights under these programs are governed by the provisions of the particular Institution's program and the details of the programs vary. The description below, while generally followed, should be considered as illustrative of how such programs work, but may not be true of a particular program.
   Typically, in these programs each participating customer, pursuant to an agreement executed with a particular Institution, becomes the beneficial owner of specific shares of the Fund which may be purchased, redeemed and held by the Institution in accordance with the customer's instructions and may fully exercise all rights as a shareholder. The participating Institution holds shares registered in its name, as agent for the customer, on the books of the Fund. A statement regarding the customer's shares is generally supplied to the customer monthly, and confirmations of all transactions for the account of the customer normally are available to the customer promptly upon request. In addition, each customer is sent proxies, periodic reports and other information from the Trust with regard to the shares. The customer's shares are fully assignable and may be encumbered by the customer. The sweep agreement can be terminated by the customer at any time, without affecting beneficial ownership of the shares. In order to obtain the benefits of this service, a customer typically is required to maintain a minimum balance subject to a monthly maintenance fee, or a higher minimum balance for which no monthly fee would be imposed. In either case, a penalty fee is imposed if the minimum is not maintained. In general, the automatic investment in shares of the Fund occurs on the same day that withdrawals are made from the customer's account by the participating Institution, but there may be a greater time lag between the removal of funds from an account and their investment in shares of the Fund. Depending on the particular program of the participating Institution, the customer may or may not earn interest on the funds being swept during this lag.
   All agreements which relate to the service are with the participating Institution. Neither the Distributor nor the Fund is a party to any of those agreements and no part of the compensation received by the participating Institution flows to the Fund or to the Distributor or to any of their affiliates either directly or indirectly. Information concerning those programs and any related charges or fees is provided by the particular Institution prior to purchases of the Class M Shares. Any fees charged by a participating Institution effectively reduces the Fund's yield for those customers.

   If a participating bank were prohibited from offering the sweep program, it is expected that customers of the participating bank who seek to invest in the Fund would have to purchase and redeem shares directly through the Fund's transfer agent, State Street Bank and Trust Company (State Street, or the transfer agent).
CHECK SERVICE
   An investor may request in writing that the Fund establish a check service ("Check Service") with State Street as agent to draw against the investor's Fund account. Upon receipt of such request, the Fund will provide checks ("Checks"). Checks may be made payable to the order of anyone in an amount of $500 or more. Class M Shares held under retirement plans or IRAs are not eligible for the Check Service. The Check Service is subject to State Street's customary rules and regulations governing checking accounts, and the Fund and State Street each reserve the right to change or suspend the Check Service. The Check Service may be discontinued at any time or for any investor. The Check Service does not create a checking or other bank account relationship between the shareholder and State Street, the Fund or the Distributor.
   When a Check is presented to State Street for payment, through normal banking channels, State Street, as the investor's agent, causes the Fund to redeem at the net asset value a sufficient number of full and fractional Class M Shares to cover the amount of the Check. If there is an insufficient number of shares in your account, the Check is marked insufficient funds and is returned unpaid to the presenting bank. Checks will only clear State Street if drawn against funds which have been invested for at least 15 days, except for wire investments. Cancelled (paid) Checks are returned to you; however, this practice may be discontinued in the future or a charge for such service may be imposed. By requesting the Check Service, you agree to indemnify and hold harmless State Street, the Fund, the Distributor and any of their agents from any liability for honoring Checks or for effecting or facilitating redemptions pursuant to the Check Service or for returning Checks which have not been accepted. The Check Service enables you to receive the daily dividends declared on the shares to be redeemed until the day that the Check is presented to State Street for payment. Since the aggregate amount in your account changes each day because of the daily dividend, you should not attempt to withdraw the full amount in your account by using the Check Service.
   The Fund reserves the right in its sole discretion to reject any purchase order in whole or in part for any reason that it deems sufficient and to change the minimum investment and subsequent purchases in the Fund.
   No stock certificates will be issued unless specifically requested in writing by an investor. Instead, an account will be established for each investor and all shares purchased or received, including those obtained through reinvestment of distributions, will be registered on the books of the Fund and credited to such account.

RETIREMENT PLANS
   Shares may be purchased in connection with all types of tax-deferred retirement plans. Shares of one or more Series of the Trust may be purchased in a single application establishing a single plan account.

NET ASSET VALUE AND TAXES
   The net asset value of the Class M Shares is determined at 2:00 P.M. New York time and as of the close of regular trading on the New York Stock Exchange ( "NYSE" ), on each day the NYSE is open. The NYSE is closed on the following holidays (or the weekdays on which these holidays are celebrated when they fall on a weekend): New Year's Day, President's Day, Martin Luther King, Jr. Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. The Board of Trustees of the Trust (the "Board" or "Board of Trustees" ) has determined that it is in the best interests of the Fund and its shareholders to seek to maintain a stable net asset value per share, and that the appropriate method for valuing portfolio securities of the Fund is the amortized cost method, provided that such method continues to fairly reflect the market-based net asset value per share. The Board shall continuously review this method of valuation and make changes that may be necessary to assure that the Fund's instruments are valued at their fair value as determined by the Board in good faith.

   The Board of Trustees has determined that the Fund will comply with the conditions of Rule 2a-7 under the 1940 Act regarding the amortized cost method of valuing portfolio securities. Under Rule 2a-7, the Board is obligated, as a particular responsibility within the overall duty of care owed to the Fund's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objectives, to stabilize the net asset value per share of the Fund for purposes of distribution and redemption, at $1.00 per share. These procedures include periodically monitoring, as the Board deems appropriate, at such intervals as are reasonable in light of current market conditions, the relationship between the net asset value per share based upon the amortized cost method of valuation and the net asset value per share based upon available indications of market value. The Board will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the amortized cost value and the market value per share. The Board will take such steps as it considers appropriate (e.g., redemption in kind, selling portfolio instruments prior to maturity to realize capital gains or losses, shortening the average portfolio maturity, withholding dividends, or utilizing a net asset value per share determined by using market quotations) to minimize any material dilution or other unfair results that might arise from differences between the net asset value per share based upon the amortized cost method of valuation and the net asset value per share based upon market value.
   Rule 2a-7 requires that a dollar-weighted average portfolio maturity of not more than 90 days, appropriate to the objective of maintaining a stable net asset value of $1.00 per share, be maintained, and precludes the purchase of any instrument with a remaining time to maturity of more than 397 calendar days. However, the underlying securities used as collateral for repurchase agreements are not subject to these restrictions, because a repurchase agreement is deemed to have a maturity equal to the period remaining until the date on which the repurchase of the underlying securities is deemed to occur. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash in a manner that will reduce such average maturity to 90 days or less as soon as reasonably practicable. Rule 2a-7 also requires the Fund to limit its investments to instruments that the Board determines present minimal credit risks and that have been given one of the two highest rating categories by nationally recognized statistical rating organizations, or, in the case of instruments that are not so rated, are of comparable quality as determined under procedures established by the Board.
   It is the normal practice of the Fund to hold portfolio securities to maturity and realize their par values, unless a prior sale or other disposition thereof is mandated by redemption requirements or other extraordinary circumstances. A debt security held to maturity is redeemable by its issuer at its principal amount plus accrued interest. Under the amortized cost method of valuation traditionally employed by institutions for valuation of money market instruments, neither the amount of daily income nor the net asset value is affected by any unrealized appreciation or depreciation of the portfolio. In periods of declining interest rates, the indicated daily yield on shares of the Fund (computed by dividing the annualized daily income on the Fund's portfolio by the net asset value computed as above) may tend to be higher than a similar computation made by utilizing a method of valuation based upon market prices and estimates. The Fund may, to a limited extent, engage in short-term trading to attempt to take advantage of short-term market variations, or may dispose of a portfolio security prior to its maturity if the Manager believes such disposition advisable, or necessary to generate cash to satisfy redemptions. In such cases, the Fund may realize a gain or loss.
   Class M Shares are entitled to dividends as declared by the Board and, on liquidation of the Fund, are entitled to receive their share of the net assets of the Fund. Shareholders have no preemptive rights. The Trust's fiscal year ends on December 31.
TAX STATUS
   The Fund will be treated as a separate corporation for purposes of the Internal Revenue Code of 1986, as amended (the "Code") (except for purposes of the definitional requirements for regulated investment companies under Code
Section 851(a)). The Fund intends to pay dividends representing its investment company taxable income within certain time periods specified in the Code and to meet certain other requirements in order to qualify as a regulated investment company under the Code. Since the Fund will distribute annually its investment company taxable income, net capital gains, and capital gain net income, it will not be subject to income or excise taxes otherwise applicable to undistributed income of a regulated investment company. If the Fund were to fail to distribute substantially all its income and gains, it would be subject to income tax and, in certain circumstances, a 4% excise tax.
 TAXATION OF SHAREHOLDERS
    Dividends from net investment income and distributions from short-term capital gains are taxable to shareholders as ordinary income. Dividends from the Fund are not expected to qualify for the 70% dividends received deduction available to corporate shareholders, nor is it expected that there will be any long-term capital gains distributions.
   Individuals and certain other non-exempt payees will be subject to a 31% backup Federal withholding tax on dividends and other distributions from the Fund, if the Fund is not provided with the shareholder's correct taxpayer identification number and certification that the shareholder is not subject to such backup withholding, or if the Internal Revenue Service notifies the Fund that the shareholder has failed to report proper interest or dividends.




 TRUSTEES AND OFFICERS OF THE TRUST
   The trustees and officers of the Trust and their business affiliations for the past five years are as follows:

Name, Address and          Position With the Trust        Principal Occupation During Past 5 Years
-----------------          -----------------------        ----------------------------------------
Age
---


CLAIRE B. BENENSON         Trustee                          Consultant on Financial Conferences The New School for Social
870 U.N. Plaza                                              Research, Director of The Burnham Fund Inc. and Trustee of the
New York, NY 10017                                          Euclid Mutual Funds. Former Director of Financial Conferences and
(79)                                                        Chairman, Department of Business and Financial Affairs, The New
                                                            School for Social Research, President of the Money Marketeers of
                                                            New York University, Trustee of Simms Global Fund and Director of
                                                            Zweig Cash Fund Inc.

JAMES BALOG               Trustee                           Retired; Director and Member of the Audit, Investment, Stock Option
2205 N.Southwinds                                           and Compensation Committees of Transatlantic Holdings,
Blvd.                                                       Inc.(reinsurance); Director and Member of the Executive Committee
Vero Beach, FL                                              of Elan, Plc (pharmaceuticals); Director and Member of the
32963                                                       Executive and Investment & Credit Committees of Great West Life and
(69)                                                        Annuity Insurance Company; Member of the Technical Advisory Board
                                                            of Galen Partners (health care) and Trustee of the Euclid Mutual
                                                            Funds. Former Director, Chairman of the Audit Committee and Member
                                                            of the Executive Committee of A.L. Pharma, Inc. (health
                                                            care);Chairman of 1838 Investment Advisors, L.P. and Chairman of
                                                            Lambert Brussels Capital Corporation (investments).





S. LELAND DILL             Trustee                          Retired; Director of Coutts & Co. Trust Holdings Limited, Coutts &
5070 North Ocean Dr.                                        Co. Group, Coutts & Co. (USA) (private banking), Trustee of BT
Singer Island, FL 33404                                     Portfolios and BT Investment Funds and Trustee of the Euclid Mutual
(68)                                                        Funds. Former partner of Peat Marwick Mitchell & Co. and Director of Zweig Cash Fund Inc. and Vintners International Company, Inc.
                                                            (winery).

EUGENE J. GLASER*          Chairman,                        President of the Manager and Euclid Advisors LLC; President and
900 Third Avenue           Chief Executive Officer and      Director of the Distributor; Director of The Zweig Fund, Inc. and
New York, NY 10022         Trustee                          Chairman, President Chief Executive Officer and Trustee of the
(57)                                                        Euclid Mutual Funds. Former Director of Zweig Cash Fund Inc.

DONALD B. ROMANS           Trustee                          President of Romans & Company, (private investors and financial
233 East Wacker Dr.                                         consultants); Director of the Burnham Fund Inc. and Trustee of
Chicago, IL 60601                                           the Euclid Mutual Funds. Former Consultant to and Executive Vice
(67)                                                        President and Chief Financial Officer of Bally Manufacturing
                                                            Corporation, and Director of  Zweig Cash Fund Inc.



                                        6




MARTIN E. ZWEIG              President                      Chairman of the Manager; Chairman of the Board and President of The
900 Third Avenue                                            Zweig Total Return Fund, Inc. and The Zweig Fund, Inc.; President
New York, NY 10022                                          and Director of Zweig Total Return Advisors, Inc., Zweig Advisors
(55)                                                        Inc., Zweig-DiMenna International Managers, Inc., and Zweig
                                                            Securities Advisory Service Inc.; Consultant to (former Co-Chairman of Research of) Avatar Investors Associates Corp.; Managing
                                                            Director of the Managing General Partner of Zweig-DiMenna Partners,
                                                            L.P. and Zweig-DiMenna Special Opportunities, L.P.; President and
                                                            Director of Gotham Advisors, Inc. and Euclid Advisors, Inc. ;
                                                            Member of the Undergraduate Executive Board of the Wharton School,
                                                            University of Pennsylvania. Former President of Zweig Cash Fund
                                                            Inc.and General Partner of Zweig Katzen Investors, L.P.

DAVID KATZEN                 Senior Vice President          Senior Vice President of the Manager and Executive Vice President
900 Third Avenue                                            of Euclid Advisors LLC; Vice President of Zweig Advisors, Inc. and
New York, NY 10022                                          Executive Vice President and Trustee of the Euclid Mutual Funds.
(40)                                                        Former Director of Quantitative Research at Avatar Investors
                                                            Associates, Corp.; Director of Equity Research for Zweig Total
                                                            Return Advisors, Inc.; Research Director of Zweig Advisors, Inc.;
                                                            and Vice President of The Zweig Fund, Inc. and ZZK Management, Inc.



BARRY MANDINACH              First Vice President           Executive Vice President of the Distributor, Senior Vice
900 Third Avenue                                            President of the Manager and Euclid Advisors LLC. and First Vice
New York, NY 10022                                          President of the Euclid Mutual Funds.
(42)

CARLTON NEEL                 First Vice President           First Vice President of the Manager; Former Vice President of
900 Third Avenue                                            J.P. Morgan & Co., Inc.
New York, NY 10022
(30)

ALFRED J. RATCLIFFE          First Vice President,          First Vice President of the Manager and Euclid Advisors LLC. and
900 Third Avenue             Treasurer, Principal           First Vice President, Treasurer, Principal Accounting Officer
New York, NY  10022          Accounting Officer             and Assistant Secretary of the Euclid Mutual Funds.  Former Vice
(50)                         and Assistant Secretary        President of The Bank of New York.


CHARLES I. LEONE             First Vice President and       First Vice President and Chief Financial Officer of the Manager
900 Third Avenue             Assistant                      and Euclid Advisors LLC, First Vice President, Chief Financial
New York, NY 10022           Secretary                      Officer and Assistant Secretary of the Distributor and First
(36)                                                        Vice President and Assistant Secretary of the Euclid Mutual
                                                            Funds.  Former Assistant Treasurer of Zweig Cash Fund Inc.
ANNEMARIE GILLY              Vice President                 First Vice President of the Manager, the Distributor and Euclid
900 Third Avenue                                            Advisors LLC. and First Vice President of the Euclid Mutual
New York, NY 10022                                          Funds.  Former Vice President of Concord Financial Group.
(46)

JEFFREY LAZAR                Vice President                 Vice President and Treasurer of The Zweig Fund, Inc. and The
900 Third Avenue                                            Zweig Total Return Fund, Inc.; Vice President, Treasurer and
New York, NY 10022                                          Secretary of Zweig Advisors, Inc. and Zweig Total Return
(38)                                                        Advisors, Inc.


                                        7



BETH ABRAHAM                 Assistant Vice President       Assistant Vice President of The Manager and the Euclid Mutual
900 Third Avenue                                            Funds.  Former self-employed consultant to the mutual fund
New York, NY 10022                                          industry.
(42)

TOM DISBROW                  Assistant Vice President and   Vice President of the Manager and Euclid Advisors LLC and
900 Third Avenue             Assistant Treasurer            Assistant Vice President and Assistant Treasurer of the Euclid
New York, NY 10022                                          Mutual Funds
(32)

RHONDA LEE BERZNER           Assistant Vice                 Senior Research Analyst for the Manager and Euclid Advisors LLC
900 Third Avenue             President                      and Assistant Vice President of the Euclid Mutual Funds.
New York, NY 10022
(33)

MARC BALTUCH                 Secretary                      First Vice President of the Manager and Euclid Advisors LLC;
900 Third Avenue                                            First Vice President, Director, Chief Compliance Officer and
New York, NY 10022                                          Secretary of the Distributor.; Director and Vice President of
(52)                                                        Watermark Securities, Inc.; Assistant Secretary of Gotham
                                                            Advisors, Inc., Zweig Total Return Advisors, Inc. and Zweig
                                                            Advisors and Secretary of the Euclid Mutual Funds.  Former
                                                            Secretary of Zweig Cash Fund Inc.

*DESIGNATES A TRUSTEE WHO IS AN INTERESTED PERSON OF THE TRUST WITHIN THE MEANING OF THE 1940 ACT.

        Set forth below is a table showing the compensation of the Board of
Trustees:


                                          Aggregate Compensation                Total Compensation from the
Name of Person, Position                      from the Trust                    Trust Paid to the Trustees
------------------------                      ---------------                    ---------------------------
James Balog, Trustee                              $12,000                              $12,000

Claire B. Benenson, Trustee                        17,250                               17,250
S. Leland Dill, Trustee                            17,250                               17,250
Eugene J. Glaser, Chairman, Chief                       0                                    0
Executive Officer and Trustee
Donald B. Romans, Trustee                          17,250                               17,250



   Those trustees and officers of the Trust who are affiliated with the Distributor or the Manager are not separately compensated for their services as trustees or officers of the Trust. The Trust pays each of its disinterested trustees a fee of $5,000 per year, plus $1,500 per meeting attended in-person ($500 per phone meeting) and reimburses their expenses for attendance at meetings, all of which is prorated on the basis of the assets of each Series, plus $1,000 for each Series per year. For the fiscal year ended December 31, 1997, the fees and expenses of disinterested trustees, as a group, were $71,577. As of April 27, 1998, except for Dr. Zweig, the trustees and officers of the Trust, as a group, owned less than 1% of any Series of the Trust.
   Trustees may be removed at any meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust. Except as set forth above, the trustees shall continue to hold office and may appoint their successors.


CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
        As of April 23, 1998, to the Trust's knowledge, except for Dr. Martin E. Zweig (900 Third Avenue, New York, N.Y. 10022) and members of his immediate family who own 10.98%, and Eastern Friars, and Western Asset, both of whom are c/o Special Processing Dept., One Wall Street, 5th Floor, New York, NY Government 10005-2501, and owned of record 13.26% and 17.38%, respectively, of Zweig Government Cash Fund Class M Shares; no person was the record or beneficial owner of 5% or more of the outstanding voting shares of Zweig Government Cash Fund Class M Shares.

INVESTMENT MANAGEMENT AND OTHER SERVICES
THE MANAGEMENT AGREEMENT
  The Trust and the Manager entered into an amended management agreement, dated April 29, 1994 (the "Management Agreement"), pursuant to which the Manager reviews the portfolio of securities and investments of each Series, and advises and assists each Series with respect to the selection, acquisition, holding or disposal of securities and makes recommendations with respect to other aspects and affairs of each Series. The Board of Trustees considered and approved the adoption of the Management Agreement with respect to the Fund at a meeting held on December 14, 1993. The initial shareholders of the Fund approved the Management Agreement on April 25, 1994. The continuance of the management agreement was last approved by the Trustees on June 26, 1997. The Manager also furnishes the Trust with certain administrative services, office space and equipment, and permits its officers and employees who may be elected trustees or officers of the Trust to serve in the capacities to which they are elected.
   The Management Agreement will continue in effect from year to year if specifically approved annually by a majority of the Board of Trustees who are not parties to such contract or interested persons of any such party. The Management Agreement may be terminated without penalty by either of the parties on 60 days' written notice and must terminate in the event of its assignment.
   The Management Agreement provides that the Manager is liable only for its acts or omissions caused by its willful misfeasance, bad faith, or gross negligence in the performance of its duties or reckless disregard of its obligations under the Management Agreement. The Management Agreement permits the Manager to render services to others and to engage in other activities.
   The Manager is paid a management fee equal to 0.50% per annum of the average daily net assets of the Fund. The Trust currently pays the Manager for its services pursuant to the Management Agreement a monthly fee at the annual rate of 0.60% of the average daily net assets of the Zweig Government Fund, 0.75% of the average daily net assets of Zweig Strategy Fund and Zweig Growth & Income Fund and 1.00% of the average daily net assets of Zweig Appreciation Fund, Zweig Managed Assets and Zweig Foreign Equity Fund.
   The Manager has voluntarily undertaken to limit expenses of the Fund (exclusive of taxes, interest, brokerage commissions and transaction costs, certain distribution fees described below and extraordinary expenses) until April 30, 1999 to 0.35% of its average net assets. These expense reimbursements, if any, are reconciled and paid on a monthly basis to the Trust.
   The Manager may draw upon the resources of the Distributor and its qualified affiliates in rendering its services to the Trust. The Distributor or its affiliates may provide the Manager (without charge to the Trust) with investment information and recommendations that may serve as the principal basis for investment decisions with respect to certain Series of the Trust.
   The Manager has adopted a Code of Ethics (the "Code") that requires all persons subject to the Code to pre-clear any proposed non-exempt personal securities transaction. Permission for any proposed transaction will be granted provided it is determined that such would not negatively impact activity in client accounts. In the event that a client of the Manager's affiliates also owns such security, or its proposed that such client purchase such security, available investments or opportunities for sales will be allocated in a manner deemed to be equitable by the Manager.



THE DISTRIBUTOR AND DISTRIBUTION PLANS
   Pursuant to its Distribution Agreement with the Trust (the "Distribution Agreement"), Zweig Securities Corp. acts as distributor of the Trust's shares. The Trust has adopted a separate Rule 12b-1 Plan for the Class M Shares (the "Class M Plan"), which is described in the Prospectus under the heading "Organization and Management - The distributor". The continuance and amendment of the Distribution Agreement was last approved by the Trustees on June 26, 1997.
   The Trust has also adopted a distribution plan for the Class A and Class C Shares and for the Class B Shares of each Series of the Trust (the "Class A and C and Class B Plans"), including the Class A and C and Class B Shares of the Fund, in accordance with Rule 12b-1 under the 1940 Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Distribution Agreement. Each class of shares subject to the Class A and C and Class B Plans pays a service fee at the rate of 0.25% per annum of the daily average net assets of such class and a distribution fee based on average daily net assets at the following rates: for Class A Shares 0.05% per annum; for Class B Shares - 0.75% per annum and for Class C Shares - 0.05% per annum.
   A report of the amounts expended under the Class M Plan and the Class A and C and Class B Plans (collectively, the "Plans") must be made to the Board of Trustees and reviewed by the Board at least quarterly. In addition, the Plans provide that they may not be amended to increase materially the costs which the Trust may bear for distribution pursuant to the Plans without shareholder approval and that other material amendments to the Plans must be approved by a majority of the Board, including a majority of the Board who are neither interested persons of the Trust (as defined in the 1940 Act) nor have any direct or indirect financial interest in the operation of the Plans (the "Qualified Trustees"), by vote cast in person at a meeting called for the purpose of considering such amendments.
  The Plans are subject to annual approval by a majority of the Board of Trustees, including a majority of the Qualified Trustees, by vote cast in person at a meeting called for the purpose of voting on the Plans. The Plans are terminable at any time by vote of a majority of the Qualified Trustees or, with respect to any Class of a Series, by vote of a majority of the shares of such Class. Pursuant to the Plans, any new trustees who are not interested persons must be nominated by existing trustees who are not interested persons. If the Plans are terminated (or not renewed) with respect to one or more Classes of shares, they may continue in effect with respect to any Class or Series as to which they have not been terminated (or have been renewed).
   Because all amounts paid pursuant to the Plans are paid to the Distributor, the Distributor and its officers, directors and employees, all may be deemed to have a direct or indirect financial interest in the operation of the Plans. None of the Trustees who is not an interested person of the Trust has a direct or indirect financial interest in the operation of the Plans.
   Benefits from the Plans may accrue to the Trust and its shareholders from the growth in assets due to sales of shares to the public pursuant to the Plans. Increases in a Series' net assets from sales pursuant to its Plan may benefit shareholders by reducing per share expenses, permitting increased investment flexibility and diversification of the Series' assets, and facilitating economies of scale (e.g., block purchases) in the Series' securities transactions. Under their terms, the Plans will continue from year to year, provided that such continuance is approved annually by a vote of the Trustees in the manner described above.
   The continuance of the Plan was last approved by the Board of Trustees, including a majority of the Qualified Trustees, at a meeting held on June 26, 1997. The adoption of the Class M Plan was approved by the Board of Trustees at a meeting held on December 14, 1993, and was approved by the initial shareholders of the Class M Shares on April 25, 1994. Prior to approving the continuance of the Plan and the adoption of the Class M Plan, the Board requested and received from the Distributor all the information which it deemed necessary to arrive at an informed determination as to such continuance and adoption of the Plans. In making its determination to continue the Plan and adopt the Class M Plan, the Board considered, among other factors: (1) the Trust's experience under the Plan and the previous Rule 12b-1 Plan for the Class A Shares of the Trust, and whether such experience indicates that the Plans would operate as anticipated; (2) the benefits the Trust had obtained under the Plan and the previous Class A Rule 12b-1 Plan and would be likely to obtain under the Plans; (3) what services would be provided under the Plans by the Distributor to the Trust and its shareholders; and (4) the reasonableness of the fees to be paid to the Distributor for its services under the Plans. Based upon its review, the Board, including each of the Qualified Trustees, determined that the continuance of the Plan and the adoption of the Class M Plan would be in the best interest of the Trust, and that there was a reasonable likelihood that the Plans would benefit the Trust and its shareholders. In the Board's quarterly review of the Plans, they will consider their continued appropriateness and the level of compensation provided therein.
   The Board of Trustees has also adopted a Rule 18f-3 Multi-Class Share Plan permitting the issuance of shares in multiple classes.
   The Trust acknowledges that it has obtained its name by consent of Dr. Martin
E. Zweig and agrees that if (i) the Manager should cease to be the Trust's investment Manager or (ii) if Dr. Zweig should no longer be affiliated with the Manager, the Trust, upon request of Zweig Securities Corp. or Dr. Zweig, shall submit to the Trustees for their vote a proposal to delete the word Zweig from its name and cease to use the name Zweig Series Trust or any component or combination thereof or any name deceptively similar thereto, and indicate on all letterheads and other promotional material that the Manager is no longer the Trust's investment Manager or that Dr. Zweig is no longer affiliated with the Manager, as the case may be. The Trust has agreed that Dr. Zweig or Zweig Securities Corp. or any of its successors or assigns may use or permit the use of the word Zweig, alone or with any other words, for, by or in connection with any other entity or business, other than the Trust and its business, whether or not the same directly or indirectly competes or conflicts with the Trust or its business in any manner.
CUSTODIAN, FUND ACCOUNTING AGENT, TRANSFER AGENT AND DIVIDEND PAYING AGENT
   The Bank of New York, 48 Wall Street, New York, New York 10015 serves as custodian and fund accounting agent, and State Street Bank and Trust Company, P.O. Box 8505, Boston, Massachusetts 02260-8505, serves as the transfer agent and dividend paying agent for the Trust.
   For the convenience of shareholders, the transfer agent maintains in book account form the records of shares owned by Trust shareholders. Shareholders may request that the transfer agent issue to them certificates representing their ownership of Trust shares.

INDEPENDENT ACCOUNTANTS
   Coopers & Lybrand L.L.P., 1301 Avenue of the Americas, New York, New York 10019, serves as independent accountants for the Trust. In addition to reporting annually on the financial statements of the Trust, the Trust's accountants also review certain filings of the Trust with the Securities and Exchange Commission. COUNSEL
   Shearman & Sterling, 599 Lexington Avenue, New York, New York 10022, is counsel to the Trust. The firm also acts as counsel to the Manager and the Distributor.

PORTFOLIO TRANSACTIONS
   The Manager places orders for the purchase and sale of securities for the Zweig Government Cash Fund. All of the Zweig Government Cash Fund's portfolio transactions are principal transactions with major dealers in money market instruments, on which no brokerage commission is paid. Purchases from or sales to dealers serving as market-makers include the spread between the bid and asked prices. Transactions are allocated to various dealers according to the best judgment of the Manager and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt and effective execution of orders at the most favorable price. Subject to this consideration, dealers who provide supplemental investment research, statistical or other services to the Manager may receive orders for transactions by the Fund. Information so received will enable the Manager to supplement its own research and analysis with the views and information of other securities firms. Such information may be useful and of value to the Manager in servicing other clients as well as the Trust; conversely, information obtained by the Manager in servicing other clients may be useful and of value to the Manager in servicing the Trust.

YIELD AND PERFORMANCE INFORMATION
   From time to time, the Trust determines a current yield and effective yield for the shares of the Fund. The Trust will include performance data for Class M Shares, Class A Shares, Class B Shares, Class C Shares and Class I Shares of the Fund in its advertisements, sales literature and other information distributed to the public that includes performance data of the Fund. For a further discussion of how the Trust calculates yield, see "Performance Information" in the Prospectus.
   The effective yield is an annualized yield based on a compounding of the unannualized base period return. These yields are each computed in accordance with a standard method prescribed by the rules of the Commission, by first determining the net change in account value for a hypothetical account having a share balance of one share at the beginning of a seven-day period (the beginning account value ). The net change in account value equals the value of additional shares purchased with dividends from the original share and dividends declared on both the original share and any such additional shares. The unannualized base period return equals the net change in account value divided by the beginning account value. Realized gains or losses or changes in unrealized appreciation or depreciation are not taken into account in determining the net change in account value.
   The yields are then calculated as follows
       Current Yield  =   Net Change in Account Value      X     365
                          ----------------------------           ---
                         Beginning Account Value                   7
       Effective Yield  =   [(1 + Base Period Return)  365/7 ] - 1
   For the seven days ended December 31, 1997, the effective (compounded) and current yields of the Class M Shares of the Fund, were 5.29% and 5.42%, respectively.
   The Fund also may include in its advertisements data from Age Wave, Inc.; the American Association of Retired Persons; BARRON'S; BUSINESS WEEK; CDA/Wiesenberger Investment Companies Service; Dalbar Surveys; DONOGHUE'S MONEY FUND REPORT; FINANCIAL PLANNING; FINANCIAL WORLD; FORBES; FORTUNE; HULBERT FINANCIAL DIGEST; Ibbotson Associates; INDIVIDUAL INVESTOR; INVESTMENT ADVISOR; INVESTORS BUSINESS DAILY; THE LISCIO REPORT; Lipper Analytical Services, Inc.; Micropal Inc.; MONEY; MORNINGSTAR MUTUAL FUNDS; MUTUAL FUND FORECASTER; MUTUAL FUNDS MAGAZINE; The National Center for Education Statistics; THE NEW YORK TIMES; The Philatelic Foundation; SMART MONEY; USA TODAY; U.S. NEWS & WORLD REPORT; THE WALL STREET JOURNAL; WORTH and other industry publications.

REGISTRATION STATEMENT
   This Statement of Additional Information and the Prospectus do not contain all the information included in the Registration Statement filed with the Commission under the Securities Act of 1933 with respect to the securities offered by the Prospectus. The Registration Statement, including the exhibits filed therewith, may be examined at the office of the Commission in Washington, D.C.
   Statements contained in this Statement of Additional Information and the Prospectus as to the contents of any contract or other document are not complete and, in each instance, reference is made to the copy of such contract or other document filed as an exhibit to the Registration Statement of which this Statement of Additional Information and the Prospectus form a part, each such statement being qualified in all respects by such reference.

FINANCIAL STATEMENTS
   The audited financial statements of Zweig Government Cash Fund for the year ended December 31, 1997 and the report of the Trust's independent accountants in connection therewith are included in the 1997 Annual Report to Shareholders of the Trust, which is incorporated by reference into this Statement of Additional Information.

Part C

         Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Post-Effective Amendment No. 46 to the Registration Statement on Form N-1A.

                                     PART C

                                OTHER INFORMATION

Item 24. Financial Statements and Exhibits

                  (a)      Financial Statements

                  The following report and financial statements for Zweig Series Trust (the "Trust") are incorporated in Part B by reference to the Trust's Annual Report to Shareholders for the year ended December 31,1997; Report of Coopers & Lybrand L.L.P., Independent Accountants; Statement of Operations for the year ended December 31, 1997; Statement of Changes in Net Assets for each of the two years in the period ended December 31, 1997; Statement of Net Assets for each Series dated December 31, 1997; and the Statement of Assets and Liabilities for Zweig Strategy Fund dated December 31, 1997; and the Notes to the Financial Statements dated December 31, 1997.



                  (b)      Exhibits

                  (1)                  *    Agreement and Declaration of Trust.
                  (2)                  *    By-laws of the Trust.

                  (3)                       Inapplicable.

                  (4)                       Forms of specimen stock
                                            certificates for shares of
                                            beneficial interest of the Trust.

                  (5)                 **    Amended Management Agreement between the Trust and Zweig/Glaser
                                            Advisers.

                  (6)(a)              **    Amended Distribution Agreement.

                  (6)(b)             ***    Selling Agreement.

                  (7)                       Inapplicable.

                  (8)               ****    Custodian Agreement.

                  (9)              *****    Transfer Agency Agreement.


                  (10)                      Consent of Independent Accountant





                  (11)                      Inapplicable.

                  (12)                      Inapplicable.

                  (13)              #(a)    Subscription Agreement for Shares of the Government Securities.

                                   ##(b)    Subscription Agreement for Shares of the Zweig Strategy Fund.

                                  ###(c)    Subscription Agreement for Class C
                                            (f/k/a B Shares) Shares of the
                                            Trust.

                                 ####(d)    Subscription Agreement for Shares of Zweig Managed Assets.

                                    +(e)    Subscription Agreement for Shares of the Zweig Appreciation Fund.

                  (14)          *****(a)    Individual Retirement Account.

                                *****(b)    Paired Defined Contribution Prototype Plan.

                                *****(c)    401(k) Prototype Plan.

                                *****(d)    403(b)(7) Custodial Account.

                  (15)                **    Amended Rule 12b-1 Distribution Plan.

                  (16)                      Inapplicable.

                  (17)                      Inapplicable.

                  (18) ++ Rule 18f-3 Plan.



-------------------------
Notes to Item 24 (b).

         * Incorporated by reference to Post-Effective Amendment No. 42 to the Registration Statement of the Trust on Form N-1A, filed previously on April 30, 1996.

         ** Incorporated by reference to Post-Effective Amendment No. 45 to the Registration Statement to the Trust on Form N-1A, filed previously on August 20, 1997.

         *** Incorporated by reference to Post-Effective Amendment No. 38 to the Registration Statement of the Trust on Form N-1A, filed previously on March 2, 1994.

         **** Incorporated by reference to Post-Effective Amendment No. 3 to the Registration Statement of the Trust on Form N-1A, filed previously on February 28, 1986.

         ***** Incorporated by reference to Post-Effective Amendment No. 22 to the Registration Statement of the Trust on Form N-1A, filed previously on April 20, 1990.

         # Incorporated by reference to Post-Effective Amendment No. 2 to the Registration Statement of the Trust on Form N-1A, filed previously on November 27, 1985.

         ## Incorporated by reference to Post-Effective Amendment No. 18 to the Registration Statement of the Trust on Form N-1A, filed previously on October 20, 1989.

         ### Incorporated by reference to Post-Effective Amendment No. 34 to the Registration Statement of the Trust on Form N-1A, filed previously on March 2, 1992.

         #### Incorporated by reference to Post-Effective Amendment No. 37 to the Registration Statement of the Trust on Form N-1A, filed previously on February 26, 1993.

         + Incorporated by reference to the Trust's Registration Statement on Form N-1A, filed previously on September 28, 1984.

         ++ Incorporated by reference to Post-Effective Amendment No. 40 to the Registration Statement of the Trust on Form N-1A, filed previously on July 5, 1995.

Item 25.             Persons Controlled by or Under Common Control with the
                     Trust

                     The Trust does not control and is not under common control with any other person.

Item 26. Number of Holders of Securities



                                                    Number of Record
 Shares of Beneficial Interest of:                  Holders as of June 30, 1997
 --------------------------------                   ---------------------------
 Zweig Appreciation Fund
 Class A                                                       17,174
 Class B                                                       1,903
 Class C                                                       13,750
 Class I                                                       5

 Zweig Strategy Fund
 Class A                                                       31,445
 Class B                                                       5,086
 Class C                                                       30,507
 Class I                                                       5

 Zweig Government Fund
 Class A                                                       2,413
 Class B                                                       57
 Class C                                                       564
 Class I                                                       1

 Zweig Managed Assets
 Class A                                                       5,984
 Class B                                                       1,334
 Class C                                                       21,500
 Class I                                                       6

 Zweig Cash Fund
 Class A                                                       326
 Class B                                                       33
 Class C                                                       155
 Class I                                                       5
 Class M                                                       813

 Zweig Growth & Income Fund
 Class A                                                       413

 Class B                                                       853
 Class C                                                       786
 Class I                                                       5

 Zweig Foreign Equity Fund
 Class A                                                       75
 Class B                                                       87
 Class C                                                       140
 Class I                                                       2

Item 27.          Indemnification

                  All officers, trustees, employees and agents of the Trust are to be indemnified as set forth in Article VII of the Agreement and Declaration of Trust filed herewith. To this end, the Trust maintains an Officers and Trustees Errors and Omissions Insurance Policy.

                  Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "1933 Act"), may be permitted to trustees, officers and controlling persons of the Trust pursuant to the foregoing provisions, or otherwise, the Trust has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Trust of expenses incurred or paid by a trustee, officer or controlling person of the Trust in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Trust will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 28.          Business and Other Connections of Investment Manager

                  The investment manager of the Trust, Zweig/Glaser Advisers, a general partnership ("ZGA"), engages in no business other than that of investment counselling for clients, including the Trust. The Officers and Directors of ZGA and their relationship with Zweig Securities Corp.
                  (the "Distributor") are as follows:



                                                            Position With
                               ----------------------------------------------------------------------------------------
Name                           ZGA                          Distributor                 Trust
-----                          ----                         ------------                ------

Eugene J. Glaser               President                    President and Director      Chairman, Chief Executive
                                                                                        Officer and Treasurer

Dr. Martin E. Zweig            Chairman                     None                        President

Barry Mandinach                Senior Vice President        Executive Vice President    First Vice President

David J. Malat                 First Vice Pressident        None                        None

David Katzen                   Senior Vice President        None                        Senior Vice President

Carlton Neel                   First Vice President         None                        First Vice President

Alfred J. Ratcliffe            First Vice President         None                        First Vice President,
                                                                                        Treasurer, Principal
                                                                                        Accounting Officer and
                                                                                        Assistant Secretary

Charles I. Leone               First Vice President and     First Vice President,       First Vice President and
                               Chief Financial Officer      Chief Financial Officer     Assistant Secretary
                               and Assistant Secretary

Annemarie Gilly                First Vice President         First Vice President        Vice President

Jeffrey Lazar                  None                         None                        Vice President

Beth Abraham                   Assistant Vice President     None                        Assistant Vice President

Tom Disbrow                    Assistant Vice President     None                        Assistant Vice President

Rhonda Berzner                 None                         None                        Assistant Vice President

Marc Baltuch                   First Vice President         First Vice President,       Secretary
                               Complaince Officer,
                               Secretary and Director

Mona Lee                       Assistant Vice President     None                        None




                                                            Position With
                               ----------------------------------------------------------------------------------------
Name                           ZGA                          Distributor                 Trust
-----                          ----                         ------------                ------

Toni Ann Stapleton             Controller and Vice          None                        None
                               President

Gavin M. Whitmore              Vice President               None                        None

Thomas Farrell                 Assistant Vice President     None                        None

Jeffrey Torres                 Assistant Vice President     None                        None




                  The principal occupation of all of such persons other than Dr. Zweig, Mr. Malat and Mr. Baltuch is with Zweig/Glaser advisers and the business address of such persons is 900 Third Avenue, New York, New York 10022. Dr. Zweig's principal occupation is as an investment advisor and analyst, Mr. Malat's principal occupation is Executive Financial Officer of various Zweig affiliates and Mr. Baltuch's principal occupation is Chief Compliance Officer of the Distributor and the Trust; their business address is 900 Third Avenue, New York 10022.

Item 29.          Principal Underwriters

                  (a) Zweig Securities Corp., the Distributor, acts as principal distributor of the Trust's shares.

                  (b) The officers and directors of the Distributor who also serve on behalf of the Trust are as follows:



                                        POSITION WITH                         POSITION WITH
NAME                                    THE DISTRIBUTOR                       THE TRUST
-----                                   ---------------                       ---------

Eugene J. Glaser                        President and Director                Chairman, Chief Executive Officer
                                                                              and Trustee

Barry Mandinach                         Executive Vice President and Director First Vice President

Marc Baltuch                            First Vice President, Chief           Secretary
                                        Compliance Officer, Secretary and
                                        Director

Annemarie Gilly                         First Vice President                  Vice President


                                        POSITION WITH                         POSITION WITH
NAME                                    THE DISTRIBUTOR                       THE TRUST
-----                                   ---------------                       ---------

Charles I. Leone                        Chief Financial Officer, First Vice   First Vice President and Assistant
                                        President and Assistant Secretary     Secretary


                  The principal business address of all such persons is 900 Third Avenue, New York, New York 10022.

                  (c)      None.

Item 30.          Location of Accounts and Records

                  Zweig Series Trust
                  900 Third Avenue
                  New York, New York  10022

                  State Street Bank and Trust Company
                  225 Franklin Street
                  Boston, Massachusetts  02266

Item 31.          Management Services

                  The Trust has not entered into any management-related service contracts.

Item 32.          Not Applicable.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant represents that this amendment may be filed pursuant to Rule 485(b) and it has duly caused this Post-Effective Amendment No. 46 on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized in the City and State of New York on the 30th day of April, 1998.

                                             ZWEIG SERIES TRUST


                                             By: /s/ Eugene J. Glaser
                                                ----------------------
                                                 Eugene J. Glaser

                  Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 46 to the Registration Statement of the Trust on Form N-1A has been signed below by the following persons in the capacities and on the dates indicated:



Signature                               Title                                 Date
---------                               -----                                 ----
/s/ Eugene J. Glaser                    Chairman, Chief Executive Officer     April 30, 1998
Eugene J. Glaser                        and Trustee



         *                              Trustee                               April 30, 1998
-----------------------
Claire B. Benenson


         *                              Trustee                               April 30, 1998
-----------------------
James Balog

         *                              Trustee                               April 30, 1998
-----------------------
Donald B. Romans

         *                              Trustee                               April 30, 1998
-----------------------
S. Leland Dill




/s/ Alfred J. Ratcliffe                 First Vice President,                 April 30, 1998
-----------------------
Alfred J. Ratcliffe                     Treasurer, Principal
                                        Accounting Officer and
                                        Assistant Secretary
*By: /s/ Eugene J. Glaser
         Eugene J. Glaser
         Attorney-in-fact





                                EXHIBIT INDEX TO

                         POST-EFFECTIVE AMENDMENT NO. 46

                          TO THE REGISTRATION STATEMENT

                                  ON FORM N-1A

         (1)                  *  Agreement and Declaration of Trust.

         (2)                  *  By-laws of the Trust.

         (3)                     Inapplicable.

         (4)                     Forms of specimen stock certificates for shares of beneficial interest of the
                                 Trust.

         (5)                 **  Amended Management Agreement between the Trust and Zweig/Glaser Advisers.

         (6)              **(a)  Amended Distribution Agreement.

                         ***(b)  Selling Agreement

         (7)                     Inapplicable.

         (8)               ****  Custodian Agreement.

         (9)              *****  Transfer Agency Agreement.

         (10)                    Consent of Independent Accountants

         (11)                    Inapplicable.

         (12)                    Inapplicable.

         (13)              #(a)  Subscription Agreement for Shares of the Government Securities Fund.

                          ##(b)  Subscription Agreement for Shares of the Zweig Strategy Fund.


                         ###(c) Subscription Agreement for Class C (f/k/a B
                                Shares) Shares of the Trust.

                        ####(d)  Subscription Agreement for Shares of Zweig Managed Assets.

                           +(e)  Subscription Agreement for Shares of the Zweig Appreciation Fund.

         (14)          *****(a)  Individual Retirement Account.

                       *****(b)  Paired Defined Contribution Prototype Plan.

                       *****(c)  401(k) Prototype Plan.

                       *****(d)  403(b)(7) Custodial Account.

         (15)                **  Amended Rule 12b-1 Distribution Plan.

         (16)                    Inapplicable.

         (17)                    Inapplicable.

         (18)                 ++ Rule 18f-3 Plan.

-------------------------


NOTES TO EXHIBIT INDEX
                              *  Incorporated by reference to Post-Effective Amendment No. 42 to the Registration
                                 Statement of the Trust on Form N-1A, filed previously on April 30, 1996.

                             **  Incorporated by reference to Post-Effective Amendment No. 45 to the Registration
                                 Statement to the Trust on Form N-1A, filed previously on August 20, 1997.

                            ***  Incorporated by reference to Post-Effective Amendment No. 38 to the Registration
                                 Statement of the Trust on Form N-1A, filed previously on March 2, 1994.

                           ****  Incorporated by reference to Post-Effective Amendment No. 3 to the Registration
                                 Statement of the Trust on Form N-1A, filed previously on February 28, 1986.


                          *****  Incorporated by reference to Post-Effective Amendment No. 22 to the Registration
                                 Statement of the Trust on Form N-1A, filed previously on April 20, 1990.

                              #  Incorporated by reference to Post-Effective Amendment No. 2 to the Registration
                                 Statement of the Trust on Form N-1A, filed previously on November 27, 1985.

                             ##  Incorporated by reference to Post-Effective Amendment No. 18 to the Registration
                                 Statement of the Trust on Form N-1A, filed previously on October 20, 1989.

                            ###  Incorporated by reference to Post-Effective Amendment No. 34 to the Registration
                                 Statement of the Trust on Form N-1A, filed previously on March 2, 1992.

                           ####  Incorporated by reference to Post-Effective Amendment No. 37 to the Registration
                                 Statement of the Trust on Form N-1A, filed previously on February 26, 1993.

                              +  Incorporated by reference to the Trust's Registration Statementon Form N-1A, filed previously on
                                 September 28, 1984.

                             ++  Incorporated by reference to Post-Effective Amendment No. 40 to the Registration
                                 Statement of the Trust on Form N-1A, filed previously on July 5, 1995.